Exhibit 99.2

QUARTERLY SUPPLEMENTAL 1Q 2026 AT THE VERY HEART OF HEALTHCARE.®

QUARTERLY SUPPLEMENTAL 1Q 2026 AT THE VERY HEART OF HEALTHCARE.® [Graphic Appears Here] [Graphic Appears Here] COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Funds from Operations 6 Debt Summary 7 Debt Maturities and Debt Metrics 8 PORTFOLIO INFORMATION Lease and Loan Maturity Schedule 9 Total Assets and Revenues    by Asset Type, Operator, State and Country 10 Rent Coverage 13 Summary of Active Developments    and Capital Addition Projects 15 FINANCIAL STATEMENTS Consolidated Statements of Income 16 Consolidated Balance Sheets 17 Investments in Unconsolidated Real Estate    Joint Ventures 18    Investments in Unconsolidated Operating Entities 19 Appendix—Non-GAAP Reconciliations 20 FORWARD-LOOKING STATEMENTS This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, prospects, industry, asset sales, tenant conditions and anticipated rent. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that projected rents may be lower than anticipated or realized later than expected; (ii) the risk that the timing, outcome and terms of Prospect’s causes of action, that is collateral for DIP and other fundings that remain outstanding, will not be consistent with those anticipated by the Company; (iii) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (iv) the risk that previously announced or contemplated property sales, loan repayments, and other capital recycling transactions do not occur as anticipated or at all; (v) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a reasonable time period or at all; (vi) MPT’s ability to obtain or modify the terms of debt financing on attractive terms or at all, as a result of changes in interest rates and other factors, which may adversely impact our ability to pay down, refinance, restructure or extend our indebtedness, including extending our 2026 credit facility, as it becomes due, or pursue acquisition and development opportunities; (vii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (viii) the ability of our tenants and operators to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (ix) the risk that we are unable to monetize our investments in certain tenants at full value within a reasonable time period or at all; (x) the risk that the operations of our tenants will be negatively impacted by changes to Medicaid funding introduced by the OBBBA; and (xi) the risks and uncertainties of litigation or other regulatory proceedings. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and as may be updated in our other filings with the SEC. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned not to place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made. Pictured above: Carrollton Springs—Operated by Lifepoint Behavioral Health—Carrollton Springs, Texas. On the cover: IMED Alicante – Leased by IMED Hospitales – Alicante, Spain. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 2

QUARTERLY SUPPLEMENTAL 1Q 2026 AT THE VERY HEART OF HEALTHCARE.® [Graphic Appears Here] [Graphic Appears Here] COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Funds from Operations 6 Debt Summary 7 Debt Maturities and Debt Metrics 8 PORTFOLIO INFORMATION Lease and Loan Maturity Schedule 9 Total Assets and Revenues    by Asset Type, Operator, State and Country 10 Rent Coverage 13 Summary of Active Developments    and Capital Addition Projects 15 FINANCIAL STATEMENTS Consolidated Statements of Income 16 Consolidated Balance Sheets 17 Investments in Unconsolidated Real Estate    Joint Ventures 18    Investments in Unconsolidated Operating Entities 19 Appendix—Non-GAAP Reconciliations 20 FORWARD-LOOKING STATEMENTS This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, prospects, industry, asset sales, tenant conditions and anticipated rent. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that projected rents may be lower than anticipated or realized later than expected; (ii) the risk that the timing, outcome and terms of Prospect’s causes of action, that is collateral for DIP and other fundings that remain outstanding, will not be consistent with those anticipated by the Company; (iii) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (iv) the risk that previously announced or contemplated property sales, loan repayments, and other capital recycling transactions do not occur as anticipated or at all; (v) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a reasonable time period or at all; (vi) MPT’s ability to obtain or modify the terms of debt financing on attractive terms or at all, as a result of changes in interest rates and other factors, which may adversely impact our ability to pay down, refinance, restructure or extend our indebtedness, including extending our 2026 credit facility, as it becomes due, or pursue acquisition and development opportunities; (vii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (viii) the ability of our tenants and operators to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (ix) the risk that we are unable to monetize our investments in certain tenants at full value within a reasonable time period or at all; (x) the risk that the operations of our tenants will be negatively impacted by changes to Medicaid funding introduced by the OBBBA; and (xi) the risks and uncertainties of litigation or other regulatory proceedings. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and as may be updated in our other filings with the SEC. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned not to place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made. Pictured above: Carrollton Springs—Operated by Lifepoint Behavioral Health—Carrollton Springs, Texas. On the cover: IMED Alicante – Leased by IMED Hospitales – Alicante, Spain. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 2 COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world’s largest owners of hospital real estate. As of March 31, 2026. MPT’s financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations. 378 51 ~38,000 30 9 properties operators hospital beds U.S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026

QUARTERLY SUPPLEMENTAL 1Q 2026 AT THE VERY HEART OF HEALTHCARE.® [Graphic Appears Here] [Graphic Appears Here] COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Funds from Operations 6 Debt Summary 7 Debt Maturities and Debt Metrics 8 PORTFOLIO INFORMATION Lease and Loan Maturity Schedule 9 Total Assets and Revenues    by Asset Type, Operator, State and Country 10 Rent Coverage 13 Summary of Active Developments    and Capital Addition Projects 15 FINANCIAL STATEMENTS Consolidated Statements of Income 16 Consolidated Balance Sheets 17 Investments in Unconsolidated Real Estate    Joint Ventures 18    Investments in Unconsolidated Operating Entities 19 Appendix—Non-GAAP Reconciliations 20 FORWARD-LOOKING STATEMENTS This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, prospects, industry, asset sales, tenant conditions and anticipated rent. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that projected rents may be lower than anticipated or realized later than expected; (ii) the risk that the timing, outcome and terms of Prospect’s causes of action, that is collateral for DIP and other fundings that remain outstanding, will not be consistent with those anticipated by the Company; (iii) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (iv) the risk that previously announced or contemplated property sales, loan repayments, and other capital recycling transactions do not occur as anticipated or at all; (v) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a reasonable time period or at all; (vi) MPT’s ability to obtain or modify the terms of debt financing on attractive terms or at all, as a result of changes in interest rates and other factors, which may adversely impact our ability to pay down, refinance, restructure or extend our indebtedness, including extending our 2026 credit facility, as it becomes due, or pursue acquisition and development opportunities; (vii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (viii) the ability of our tenants and operators to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (ix) the risk that we are unable to monetize our investments in certain tenants at full value within a reasonable time period or at all; (x) the risk that the operations of our tenants will be negatively impacted by changes to Medicaid funding introduced by the OBBBA; and (xi) the risks and uncertainties of litigation or other regulatory proceedings. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and as may be updated in our other filings with the SEC. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned not to place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made. Pictured above: Carrollton Springs—Operated by Lifepoint Behavioral Health—Carrollton Springs, Texas. On the cover: IMED Alicante – Leased by IMED Hospitales – Alicante, Spain. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 2 COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world’s largest owners of hospital real estate. As of March 31, 2026. MPT’s financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations. 378 51 ~38,000 30 9 properties operators hospital beds U.S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 3 MPT Oﬃcers Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer J. Kevin Hanna Senior Vice President, Controller and Chief Accounting Officer Rosa H. Williams Senior Vice President of Operations and Secretary Larry H. Portal Senior Vice President, Senior Advisor to the CEO Charles R. Lambert Senior Vice President of Finance and Treasurer R. Lucas Savage Vice President, Head of Global Acquisitions Board of Directors Corporate Headquarters Edward K. Aldag, Jr. G. Steven Dawson Medical Properties Trust, Inc. R. Steven Hamner Caterina A. Mozingo 10500 Liberty Parkway Emily W. Murphy Birmingham, AL 35242 Elizabeth N. Pitman D. Paul Sparks, Jr. (205) 969-3755 | (205) 969-3756 (fax) Michael G. Stewart C. Reynolds Thompson, III MPT.com MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026

QUARTERLY SUPPLEMENTAL 1Q 2026 AT THE VERY HEART OF HEALTHCARE.® [Graphic Appears Here] [Graphic Appears Here] COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Funds from Operations 6 Debt Summary 7 Debt Maturities and Debt Metrics 8 PORTFOLIO INFORMATION Lease and Loan Maturity Schedule 9 Total Assets and Revenues    by Asset Type, Operator, State and Country 10 Rent Coverage 13 Summary of Active Developments    and Capital Addition Projects 15 FINANCIAL STATEMENTS Consolidated Statements of Income 16 Consolidated Balance Sheets 17 Investments in Unconsolidated Real Estate    Joint Ventures 18    Investments in Unconsolidated Operating Entities 19 Appendix—Non-GAAP Reconciliations 20 FORWARD-LOOKING STATEMENTS This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, prospects, industry, asset sales, tenant conditions and anticipated rent. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that projected rents may be lower than anticipated or realized later than expected; (ii) the risk that the timing, outcome and terms of Prospect’s causes of action, that is collateral for DIP and other fundings that remain outstanding, will not be consistent with those anticipated by the Company; (iii) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (iv) the risk that previously announced or contemplated property sales, loan repayments, and other capital recycling transactions do not occur as anticipated or at all; (v) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a reasonable time period or at all; (vi) MPT’s ability to obtain or modify the terms of debt financing on attractive terms or at all, as a result of changes in interest rates and other factors, which may adversely impact our ability to pay down, refinance, restructure or extend our indebtedness, including extending our 2026 credit facility, as it becomes due, or pursue acquisition and development opportunities; (vii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (viii) the ability of our tenants and operators to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (ix) the risk that we are unable to monetize our investments in certain tenants at full value within a reasonable time period or at all; (x) the risk that the operations of our tenants will be negatively impacted by changes to Medicaid funding introduced by the OBBBA; and (xi) the risks and uncertainties of litigation or other regulatory proceedings. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and as may be updated in our other filings with the SEC. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned not to place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made. Pictured above: Carrollton Springs—Operated by Lifepoint Behavioral Health—Carrollton Springs, Texas. On the cover: IMED Alicante – Leased by IMED Hospitales – Alicante, Spain. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 2 COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world’s largest owners of hospital real estate. As of March 31, 2026. MPT’s financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations. 378 51 ~38,000 30 9 properties operators hospital beds U.S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 3 MPT Oﬃcers Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer J. Kevin Hanna Senior Vice President, Controller and Chief Accounting Officer Rosa H. Williams Senior Vice President of Operations and Secretary Larry H. Portal Senior Vice President, Senior Advisor to the CEO Charles R. Lambert Senior Vice President of Finance and Treasurer R. Lucas Savage Vice President, Head of Global Acquisitions Board of Directors Corporate Headquarters Edward K. Aldag, Jr. G. Steven Dawson Medical Properties Trust, Inc. R. Steven Hamner Caterina A. Mozingo 10500 Liberty Parkway Emily W. Murphy Birmingham, AL 35242 Elizabeth N. Pitman D. Paul Sparks, Jr. (205) 969-3755 | (205) 969-3756 (fax) Michael G. Stewart C. Reynolds Thompson, III MPT.com MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 4 INVESTOR RELATIONS Contact Charles Lambert, Senior Vice President of Finance and Treasurer (205) 397-8897 or clambert@mpt.com Transfer Stock Exchange Agent Listing and Trading Symbol Equniti Trust Company, LLC New York Stock Exchange 28 Liberty Street, Floor 53 (NYSE): MPT New York, NY 10005 https://equiniti.com/us Pictured above: Hackensack Meridian Mountainside Medical Center—Newark, New Jersey. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 5

QUARTERLY SUPPLEMENTAL 1Q 2026 AT THE VERY HEART OF HEALTHCARE.® [Graphic Appears Here] [Graphic Appears Here] COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Funds from Operations 6 Debt Summary 7 Debt Maturities and Debt Metrics 8 PORTFOLIO INFORMATION Lease and Loan Maturity Schedule 9 Total Assets and Revenues    by Asset Type, Operator, State and Country 10 Rent Coverage 13 Summary of Active Developments    and Capital Addition Projects 15 FINANCIAL STATEMENTS Consolidated Statements of Income 16 Consolidated Balance Sheets 17 Investments in Unconsolidated Real Estate    Joint Ventures 18    Investments in Unconsolidated Operating Entities 19 Appendix—Non-GAAP Reconciliations 20 FORWARD-LOOKING STATEMENTS This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, prospects, industry, asset sales, tenant conditions and anticipated rent. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that projected rents may be lower than anticipated or realized later than expected; (ii) the risk that the timing, outcome and terms of Prospect’s causes of action, that is collateral for DIP and other fundings that remain outstanding, will not be consistent with those anticipated by the Company; (iii) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (iv) the risk that previously announced or contemplated property sales, loan repayments, and other capital recycling transactions do not occur as anticipated or at all; (v) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a reasonable time period or at all; (vi) MPT’s ability to obtain or modify the terms of debt financing on attractive terms or at all, as a result of changes in interest rates and other factors, which may adversely impact our ability to pay down, refinance, restructure or extend our indebtedness, including extending our 2026 credit facility, as it becomes due, or pursue acquisition and development opportunities; (vii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (viii) the ability of our tenants and operators to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (ix) the risk that we are unable to monetize our investments in certain tenants at full value within a reasonable time period or at all; (x) the risk that the operations of our tenants will be negatively impacted by changes to Medicaid funding introduced by the OBBBA; and (xi) the risks and uncertainties of litigation or other regulatory proceedings. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and as may be updated in our other filings with the SEC. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned not to place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made. Pictured above: Carrollton Springs—Operated by Lifepoint Behavioral Health—Carrollton Springs, Texas. On the cover: IMED Alicante – Leased by IMED Hospitales – Alicante, Spain. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 2 COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world’s largest owners of hospital real estate. As of March 31, 2026. MPT’s financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations. 378 51 ~38,000 30 9 properties operators hospital beds U.S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 3 MPT Oﬃcers Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer J. Kevin Hanna Senior Vice President, Controller and Chief Accounting Officer Rosa H. Williams Senior Vice President of Operations and Secretary Larry H. Portal Senior Vice President, Senior Advisor to the CEO Charles R. Lambert Senior Vice President of Finance and Treasurer R. Lucas Savage Vice President, Head of Global Acquisitions Board of Directors Corporate Headquarters Edward K. Aldag, Jr. G. Steven Dawson Medical Properties Trust, Inc. R. Steven Hamner Caterina A. Mozingo 10500 Liberty Parkway Emily W. Murphy Birmingham, AL 35242 Elizabeth N. Pitman D. Paul Sparks, Jr. (205) 969-3755 | (205) 969-3756 (fax) Michael G. Stewart C. Reynolds Thompson, III MPT.com MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 4 INVESTOR RELATIONS Contact Charles Lambert, Senior Vice President of Finance and Treasurer (205) 397-8897 or clambert@mpt.com Transfer Stock Exchange Agent Listing and Trading Symbol Equniti Trust Company, LLC New York Stock Exchange 28 Liberty Street, Floor 53 (NYSE): MPT New York, NY 10005 https://equiniti.com/us Pictured above: Hackensack Meridian Mountainside Medical Center—Newark, New Jersey. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 5 FINANCIAL INFORMATION RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended March 31, 2026 March 31, 2025 FFO INFORMATION: Net income (loss) attributable to MPT common stockholders $ 32,827 $ (118,275) Participating securities’ share in earnings (461)    (117) Net income (loss), less participating securities’ share in earnings $ 32,366 $ (118,392) Depreciation and amortization 85,882 76,891 Loss (gain) on sale of real estate 2,016 (8,059) Real estate impairment charges 9,037 65,683 Funds from operations $ 129,301 $ 16,123 Other impairment charges, net 10,469 13,898 Litigation, bankruptcy and other costs 1,632 10,047 Share-based compensation (fair value adjustments) (A) (8,462) 9,527 Non-cash fair value adjustments (5,568) 26,609 Tax rate changes and other (45,155) 1,102 Debt refinancing and unutilized financing costs    — 3,796 Normalized funds from operations $ 82,217 $ 81,102 Certain non-cash and related recovery information: Share-based compensation (A) $ 9,035 $ 8,138 Debt costs amortization $ 7,547 $ 6,006 Non-cash rent and interest revenue (B) $ 348 $ -Cash recoveries of non-cash rent and interest revenue (C) $ 210 $ 526 Straight-line rent revenue from operating and finance leases $ (36,479) $ (42,619) PER DILUTED SHARE DATA: Net income (loss), less participating securities’ share in earnings $ 0.05 $ (0.20) Depreciation and amortization 0.15 0.13 Loss (gain) on sale of real estate    — (0.01) Real estate impairment charges 0.02 0.11 Funds from operations $ 0.22 $ 0.03 Other impairment charges, net 0.02 0.02 Litigation, bankruptcy and other costs    —0.02 Share-based compensation (fair value adjustments) (A) (0.01) 0.02 Non-cash fair value adjustments (0.01) 0.04 Tax rate changes and other (0.08)    -Debt refinancing and unutilized financing costs    —0.01 Normalized funds from operations $ 0.14 $ 0.14 Certain non-cash and related recovery information: Share-based compensation (A) $ 0.02 $ 0.01 Debt costs amortization (B) $ 0.01 $ 0.01 Non-cash rent and interest revenue $—$ -Cash recoveries of non-cash rent and interest revenue (C) $—$ -Straight-line rent revenue from operating and finance leases $ (0.06) $ (0.07) Notes: Investors and analysts following the real estate industry utilize funds from operations (“FFO”) as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts,orNareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization, including amortization related to in-place lease intangibles, and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the Nareit definition, we disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs (if any not paid by our tenants) to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. Theseamounts areincludedwith all activity of our equity interests in the “Earnings from equity interests” line on the consolidated statements of income. (A) Total share-based compensation expense for GAAP purposes is $0.6 million and $17.7 million for the three months ended March 31, 2026 and 2025, respectively (including certain awards that are to be settled in cash). Cash-settled awards are typically recorded in accordance with GAAP at fair value and measured at each balance sheet date until settlement. The resulting fluctuations, which are primarily driven by changes in our stock price rather than operational performance, can introduce significant volatility in our earnings. To enhance comparability and provide a more stable view of performance over time, NFFO reflects an $(8.5) million and $9.5 million adjustment in the three months ended March 31, 2026 and 2025, respectively, to arrive at total share-based compensation expense using grant date fair value for all awards (including cash-settled awards) of $9.0 million and $8.1 million for the three months ended March 31, 2026 and 2025, respectively. (B) Includes revenue accrued during the period but not received in cash, such as deferred rent, payment-in-kind (“PIK”) interest or other accruals. (C) Includes cash received to satisfy previously accrued non-cash revenue, such as the cash receipt of previously deferred rent or PIK interest. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 6

QUARTERLY SUPPLEMENTAL 1Q 2026 AT THE VERY HEART OF HEALTHCARE.® [Graphic Appears Here] [Graphic Appears Here] COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Funds from Operations 6 Debt Summary 7 Debt Maturities and Debt Metrics 8 PORTFOLIO INFORMATION Lease and Loan Maturity Schedule 9 Total Assets and Revenues    by Asset Type, Operator, State and Country 10 Rent Coverage 13 Summary of Active Developments    and Capital Addition Projects 15 FINANCIAL STATEMENTS Consolidated Statements of Income 16 Consolidated Balance Sheets 17 Investments in Unconsolidated Real Estate    Joint Ventures 18    Investments in Unconsolidated Operating Entities 19 Appendix—Non-GAAP Reconciliations 20 FORWARD-LOOKING STATEMENTS This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, prospects, industry, asset sales, tenant conditions and anticipated rent. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that projected rents may be lower than anticipated or realized later than expected; (ii) the risk that the timing, outcome and terms of Prospect’s causes of action, that is collateral for DIP and other fundings that remain outstanding, will not be consistent with those anticipated by the Company; (iii) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (iv) the risk that previously announced or contemplated property sales, loan repayments, and other capital recycling transactions do not occur as anticipated or at all; (v) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a reasonable time period or at all; (vi) MPT’s ability to obtain or modify the terms of debt financing on attractive terms or at all, as a result of changes in interest rates and other factors, which may adversely impact our ability to pay down, refinance, restructure or extend our indebtedness, including extending our 2026 credit facility, as it becomes due, or pursue acquisition and development opportunities; (vii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (viii) the ability of our tenants and operators to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (ix) the risk that we are unable to monetize our investments in certain tenants at full value within a reasonable time period or at all; (x) the risk that the operations of our tenants will be negatively impacted by changes to Medicaid funding introduced by the OBBBA; and (xi) the risks and uncertainties of litigation or other regulatory proceedings. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and as may be updated in our other filings with the SEC. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned not to place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made. Pictured above: Carrollton Springs—Operated by Lifepoint Behavioral Health—Carrollton Springs, Texas. On the cover: IMED Alicante – Leased by IMED Hospitales – Alicante, Spain. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 2 COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world’s largest owners of hospital real estate. As of March 31, 2026. MPT’s financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations. 378 51 ~38,000 30 9 properties operators hospital beds U.S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 3 MPT Oﬃcers Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer J. Kevin Hanna Senior Vice President, Controller and Chief Accounting Officer Rosa H. Williams Senior Vice President of Operations and Secretary Larry H. Portal Senior Vice President, Senior Advisor to the CEO Charles R. Lambert Senior Vice President of Finance and Treasurer R. Lucas Savage Vice President, Head of Global Acquisitions Board of Directors Corporate Headquarters Edward K. Aldag, Jr. G. Steven Dawson Medical Properties Trust, Inc. R. Steven Hamner Caterina A. Mozingo 10500 Liberty Parkway Emily W. Murphy Birmingham, AL 35242 Elizabeth N. Pitman D. Paul Sparks, Jr. (205) 969-3755 | (205) 969-3756 (fax) Michael G. Stewart C. Reynolds Thompson, III MPT.com MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 4 INVESTOR RELATIONS Contact Charles Lambert, Senior Vice President of Finance and Treasurer (205) 397-8897 or clambert@mpt.com Transfer Stock Exchange Agent Listing and Trading Symbol Equniti Trust Company, LLC New York Stock Exchange 28 Liberty Street, Floor 53 (NYSE): MPT New York, NY 10005 https://equiniti.com/us Pictured above: Hackensack Meridian Mountainside Medical Center—Newark, New Jersey. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 5 FINANCIAL INFORMATION RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended March 31, 2026 March 31, 2025 FFO INFORMATION: Net income (loss) attributable to MPT common stockholders $ 32,827 $ (118,275) Participating securities’ share in earnings (461)    (117) Net income (loss), less participating securities’ share in earnings $ 32,366 $ (118,392) Depreciation and amortization 85,882 76,891 Loss (gain) on sale of real estate 2,016 (8,059) Real estate impairment charges 9,037 65,683 Funds from operations $ 129,301 $ 16,123 Other impairment charges, net 10,469 13,898 Litigation, bankruptcy and other costs 1,632 10,047 Share-based compensation (fair value adjustments) (A) (8,462) 9,527 Non-cash fair value adjustments (5,568) 26,609 Tax rate changes and other (45,155) 1,102 Debt refinancing and unutilized financing costs    — 3,796 Normalized funds from operations $ 82,217 $ 81,102 Certain non-cash and related recovery information: Share-based compensation (A) $ 9,035 $ 8,138 Debt costs amortization $ 7,547 $ 6,006 Non-cash rent and interest revenue (B) $ 348 $ -Cash recoveries of non-cash rent and interest revenue (C) $ 210 $ 526 Straight-line rent revenue from operating and finance leases $ (36,479) $ (42,619) PER DILUTED SHARE DATA: Net income (loss), less participating securities’ share in earnings $ 0.05 $ (0.20) Depreciation and amortization 0.15 0.13 Loss (gain) on sale of real estate    — (0.01) Real estate impairment charges 0.02 0.11 Funds from operations $ 0.22 $ 0.03 Other impairment charges, net 0.02 0.02 Litigation, bankruptcy and other costs    —0.02 Share-based compensation (fair value adjustments) (A) (0.01) 0.02 Non-cash fair value adjustments (0.01) 0.04 Tax rate changes and other (0.08)    -Debt refinancing and unutilized financing costs    —0.01 Normalized funds from operations $ 0.14 $ 0.14 Certain non-cash and related recovery information: Share-based compensation (A) $ 0.02 $ 0.01 Debt costs amortization (B) $ 0.01 $ 0.01 Non-cash rent and interest revenue $—$ -Cash recoveries of non-cash rent and interest revenue (C) $—$ -Straight-line rent revenue from operating and finance leases $ (0.06) $ (0.07) Notes: Investors and analysts following the real estate industry utilize funds from operations (“FFO”) as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts,orNareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization, including amortization related to in-place lease intangibles, and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the Nareit definition, we disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs (if any not paid by our tenants) to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. Theseamounts areincludedwith all activity of our equity interests in the “Earnings from equity interests” line on the consolidated statements of income. (A) Total share-based compensation expense for GAAP purposes is $0.6 million and $17.7 million for the three months ended March 31, 2026 and 2025, respectively (including certain awards that are to be settled in cash). Cash-settled awards are typically recorded in accordance with GAAP at fair value and measured at each balance sheet date until settlement. The resulting fluctuations, which are primarily driven by changes in our stock price rather than operational performance, can introduce significant volatility in our earnings. To enhance comparability and provide a more stable view of performance over time, NFFO reflects an $(8.5) million and $9.5 million adjustment in the three months ended March 31, 2026 and 2025, respectively, to arrive at total share-based compensation expense using grant date fair value for all awards (including cash-settled awards) of $9.0 million and $8.1 million for the three months ended March 31, 2026 and 2025, respectively. (B) Includes revenue accrued during the period but not received in cash, such as deferred rent, payment-in-kind (“PIK”) interest or other accruals. (C) Includes cash received to satisfy previously accrued non-cash revenue, such as the cash receipt of previously deferred rent or PIK interest. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 6 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT SUMMARY Debt Instrument 2026 Secured Credit Facility Revolver(A)(B) 2027 Secured Term Loan 0.993% Notes Due 2026 (€500M)(B) 5.000% Notes Due 2027 3.692% Notes Due 2028 (£600M)(B) 4.625% Notes Due 2029 3.375% Notes Due 2030 (£350M)(B) 3.500% Notes Due 2031 7.000% Secured Notes Due 2032 (€1B)(B) 8.500% Secured Notes Due 2032 2034 Secured GBP Term Loan (£631M)(B) Debt issuance costs and discount Rate Type Rate Balance Variable 5.026% $    665,577 Variable 6.018%    200,000 Fixed 0.993%    577,650 Fixed 5.000%    1,400,000 Fixed 3.692%    793,620 Fixed 4.625%    900,000 Fixed 3.375%    462,945 Fixed 3.500%    1,300,000 Fixed 7.000%    1,155,300 Fixed 8.500%    1,500,000 Fixed 6.877%    835,126 $ 9,790,218    (127,559) Weighted average rate 5.363% $ 9,662,659 Variable 9% Fixed 91% (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. $200 million was repaid on April 1, 2026. (B) Non-USD denominated debt converted to U.S. dollars at March 31, 2026. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026

FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT MATURITIES Year Senior Notes Term Loans/Revolver Total Debt % of Total 2026 $ 577,650 $ 6 65,577 (A) $ 1 ,243,227 12.7% 2027 1,400,000 200,000 1,600,000 16.4% 2028 7 93,620 - 7 93,620 8.1% 2029 9 00,000 - 9 00,000 9.2% 2030 4 62,945 - 4 62,945 4.7% 2031 1,300,000 - 1,300,000 13.3% 2032 2,655,300 - 2,655,300 27.1% 2033 - - - - 2034 - 835,126 8 35,126 8.5% Totals $ 8,089,515 $ 1 ,700,703 $ 9,790,218 100.0% DEBT BY LOCAL CURRENCY Senior Notes Term Loans/Revolver Total Debt % of Total United States dollars $ 5 ,100,000 $ 6 85,000 $ 5 ,785,000 59.1% British pound sterling 1 ,256,565 835,126 2,091,691 21.4% Euros 1,732,950 115,530 1,848,480 18.9% Swiss francs - 6 5,047 65,047 0.6% Totals $ 8,089,515 $ 1 ,700,703 $ 9,790,218 100.0% DEBT METRICS (B) For the Three Months Ended March 31, 2026 Adjusted Net Debt to Annualized EBITDAre Ratios: Adjusted Net Debt $ 8 ,693,633 Adjusted Annualized EBITDAre $ 934,688 Adjusted Net Debt to Adjusted Annualized EBITDAre Ratio 9.3x Adjusted Net Debt $ 8 ,693,633 Transaction Adjusted Annualized EBITDAre $ 932,660 Adjusted Net Debt to Transaction Adjusted Annualized EBITDAre Ratio 9.3x Leverage Ratio: Unsecured Debt $ 5 ,434,215 Secured Debt 4,356,003 Total Debt $ 9 ,790,218 Total Gross Assets(C) $ 16,475,959 Financial Leverage 59.4% Interest Coverage Ratio: Interest Expense $ 133,330 Capitalized Interest 2 ,179 Debt Costs Amortization (6,983) Total Interest $ 128,526 Adjusted EBITDAre $ 233,672 Adjusted Interest Coverage Ratio 1.8x (B) Not intended to reflect covenants per debt agreements. (C) Total Gross Assets equals total assets plus real estate accumulated depreciation and amortization. See appendix for reconciliation of Non-GAAP financial measures. (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026

QUARTERLY SUPPLEMENTAL 1Q 2026 AT THE VERY HEART OF HEALTHCARE.® [Graphic Appears Here] [Graphic Appears Here] COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Funds from Operations 6 Debt Summary 7 Debt Maturities and Debt Metrics 8 PORTFOLIO INFORMATION Lease and Loan Maturity Schedule 9 Total Assets and Revenues    by Asset Type, Operator, State and Country 10 Rent Coverage 13 Summary of Active Developments    and Capital Addition Projects 15 FINANCIAL STATEMENTS Consolidated Statements of Income 16 Consolidated Balance Sheets 17 Investments in Unconsolidated Real Estate    Joint Ventures 18    Investments in Unconsolidated Operating Entities 19 Appendix—Non-GAAP Reconciliations 20 FORWARD-LOOKING STATEMENTS This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, prospects, industry, asset sales, tenant conditions and anticipated rent. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that projected rents may be lower than anticipated or realized later than expected; (ii) the risk that the timing, outcome and terms of Prospect’s causes of action, that is collateral for DIP and other fundings that remain outstanding, will not be consistent with those anticipated by the Company; (iii) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (iv) the risk that previously announced or contemplated property sales, loan repayments, and other capital recycling transactions do not occur as anticipated or at all; (v) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a reasonable time period or at all; (vi) MPT’s ability to obtain or modify the terms of debt financing on attractive terms or at all, as a result of changes in interest rates and other factors, which may adversely impact our ability to pay down, refinance, restructure or extend our indebtedness, including extending our 2026 credit facility, as it becomes due, or pursue acquisition and development opportunities; (vii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (viii) the ability of our tenants and operators to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (ix) the risk that we are unable to monetize our investments in certain tenants at full value within a reasonable time period or at all; (x) the risk that the operations of our tenants will be negatively impacted by changes to Medicaid funding introduced by the OBBBA; and (xi) the risks and uncertainties of litigation or other regulatory proceedings. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and as may be updated in our other filings with the SEC. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned not to place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made. Pictured above: Carrollton Springs—Operated by Lifepoint Behavioral Health—Carrollton Springs, Texas. On the cover: IMED Alicante – Leased by IMED Hospitales – Alicante, Spain. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 2 COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world’s largest owners of hospital real estate. As of March 31, 2026. MPT’s financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations. 378 51 ~38,000 30 9 properties operators hospital beds U.S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 3 MPT Oﬃcers Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer J. Kevin Hanna Senior Vice President, Controller and Chief Accounting Officer Rosa H. Williams Senior Vice President of Operations and Secretary Larry H. Portal Senior Vice President, Senior Advisor to the CEO Charles R. Lambert Senior Vice President of Finance and Treasurer R. Lucas Savage Vice President, Head of Global Acquisitions Board of Directors Corporate Headquarters Edward K. Aldag, Jr. G. Steven Dawson Medical Properties Trust, Inc. R. Steven Hamner Caterina A. Mozingo 10500 Liberty Parkway Emily W. Murphy Birmingham, AL 35242 Elizabeth N. Pitman D. Paul Sparks, Jr. (205) 969-3755 | (205) 969-3756 (fax) Michael G. Stewart C. Reynolds Thompson, III MPT.com MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 4 INVESTOR RELATIONS Contact Charles Lambert, Senior Vice President of Finance and Treasurer (205) 397-8897 or clambert@mpt.com Transfer Stock Exchange Agent Listing and Trading Symbol Equniti Trust Company, LLC New York Stock Exchange 28 Liberty Street, Floor 53 (NYSE): MPT New York, NY 10005 https://equiniti.com/us Pictured above: Hackensack Meridian Mountainside Medical Center—Newark, New Jersey. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 5 FINANCIAL INFORMATION RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended March 31, 2026 March 31, 2025 FFO INFORMATION: Net income (loss) attributable to MPT common stockholders $ 32,827 $ (118,275) Participating securities’ share in earnings (461)    (117) Net income (loss), less participating securities’ share in earnings $ 32,366 $ (118,392) Depreciation and amortization 85,882 76,891 Loss (gain) on sale of real estate 2,016 (8,059) Real estate impairment charges 9,037 65,683 Funds from operations $ 129,301 $ 16,123 Other impairment charges, net 10,469 13,898 Litigation, bankruptcy and other costs 1,632 10,047 Share-based compensation (fair value adjustments) (A) (8,462) 9,527 Non-cash fair value adjustments (5,568) 26,609 Tax rate changes and other (45,155) 1,102 Debt refinancing and unutilized financing costs    — 3,796 Normalized funds from operations $ 82,217 $ 81,102 Certain non-cash and related recovery information: Share-based compensation (A) $ 9,035 $ 8,138 Debt costs amortization $ 7,547 $ 6,006 Non-cash rent and interest revenue (B) $ 348 $ -Cash recoveries of non-cash rent and interest revenue (C) $ 210 $ 526 Straight-line rent revenue from operating and finance leases $ (36,479) $ (42,619) PER DILUTED SHARE DATA: Net income (loss), less participating securities’ share in earnings $ 0.05 $ (0.20) Depreciation and amortization 0.15 0.13 Loss (gain) on sale of real estate    — (0.01) Real estate impairment charges 0.02 0.11 Funds from operations $ 0.22 $ 0.03 Other impairment charges, net 0.02 0.02 Litigation, bankruptcy and other costs    —0.02 Share-based compensation (fair value adjustments) (A) (0.01) 0.02 Non-cash fair value adjustments (0.01) 0.04 Tax rate changes and other (0.08)    -Debt refinancing and unutilized financing costs    —0.01 Normalized funds from operations $ 0.14 $ 0.14 Certain non-cash and related recovery information: Share-based compensation (A) $ 0.02 $ 0.01 Debt costs amortization (B) $ 0.01 $ 0.01 Non-cash rent and interest revenue $—$ -Cash recoveries of non-cash rent and interest revenue (C) $—$ -Straight-line rent revenue from operating and finance leases $ (0.06) $ (0.07) Notes: Investors and analysts following the real estate industry utilize funds from operations (“FFO”) as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts,orNareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization, including amortization related to in-place lease intangibles, and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the Nareit definition, we disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs (if any not paid by our tenants) to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. Theseamounts areincludedwith all activity of our equity interests in the “Earnings from equity interests” line on the consolidated statements of income. (A) Total share-based compensation expense for GAAP purposes is $0.6 million and $17.7 million for the three months ended March 31, 2026 and 2025, respectively (including certain awards that are to be settled in cash). Cash-settled awards are typically recorded in accordance with GAAP at fair value and measured at each balance sheet date until settlement. The resulting fluctuations, which are primarily driven by changes in our stock price rather than operational performance, can introduce significant volatility in our earnings. To enhance comparability and provide a more stable view of performance over time, NFFO reflects an $(8.5) million and $9.5 million adjustment in the three months ended March 31, 2026 and 2025, respectively, to arrive at total share-based compensation expense using grant date fair value for all awards (including cash-settled awards) of $9.0 million and $8.1 million for the three months ended March 31, 2026 and 2025, respectively. (B) Includes revenue accrued during the period but not received in cash, such as deferred rent, payment-in-kind (“PIK”) interest or other accruals. (C) Includes cash received to satisfy previously accrued non-cash revenue, such as the cash receipt of previously deferred rent or PIK interest. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 6 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT SUMMARY Debt Instrument 2026 Secured Credit Facility Revolver(A)(B) 2027 Secured Term Loan 0.993% Notes Due 2026 (€500M)(B) 5.000% Notes Due 2027 3.692% Notes Due 2028 (£600M)(B) 4.625% Notes Due 2029 3.375% Notes Due 2030 (£350M)(B) 3.500% Notes Due 2031 7.000% Secured Notes Due 2032 (€1B)(B) 8.500% Secured Notes Due 2032 2034 Secured GBP Term Loan (£631M)(B) Debt issuance costs and discount Rate Type Rate Balance Variable 5.026% $    665,577 Variable 6.018%    200,000 Fixed 0.993%    577,650 Fixed 5.000%    1,400,000 Fixed 3.692%    793,620 Fixed 4.625%    900,000 Fixed 3.375%    462,945 Fixed 3.500%    1,300,000 Fixed 7.000%    1,155,300 Fixed 8.500%    1,500,000 Fixed 6.877%    835,126 $ 9,790,218    (127,559) Weighted average rate 5.363% $ 9,662,659 Variable 9% Fixed 91% (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. $200 million was repaid on April 1, 2026. (B) Non-USD denominated debt converted to U.S. dollars at March 31, 2026. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 7 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT MATURITIES Year Senior Notes Term Loans/Revolver Total Debt % of Total 2026 $ 577,650 $ 665,577 (A) $ 1,243,227 12.7% 2027 1,400,000 200,000 1,600,000 16.4% 2028 793,620—793,620 8.1% 2029 900,000—900,000 9.2% 2030 462,945—462,945 4.7% 2031 1,300,000— 1,300,000 13.3% 2032 2,655,300— 2,655,300 27.1% 2033 — —2034— 835,126 835,126 8.5% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT BY LOCAL CURRENCY Senior Notes Term Loans/Revolver Total Debt % of Total United States dollars $ 5,100,000 $ 685,000 $ 5,785,000 59.1% British pound sterling 1,256,565 835,126 2,091,691 21.4% Euros 1,732,950 115,530 1,848,480 18.9% Swiss francs— 65,047 65,047 0.6% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT METRICS (B) For the Three Months Ended March 31, 2026 Adjusted Net Debt to Annualized EBITDA re Ratios: Adjusted Net Debt $ 8,693,633 Adjusted Annualized EBITDAre $ 934,688 Adjusted Net Debt to Adjusted Annualized EBITDA re Ratio 9.3x Adjusted Net Debt $ 8,693,633 Transaction Adjusted Annualized EBITDAre $ 932,660 Adjusted Net Debt to Transaction Adjusted Annualized EBITDA re Ratio 9.3x Leverage Ratio: Unsecured Debt $ 5,434,215 Secured Debt 4,356,003 Total Debt $ 9,790,218 Total Gross Assets(C) $ 16,475,959 Financial Leverage 59.4% Interest Coverage Ratio: Interest Expense $ 133,330 Capitalized Interest 2,179 Debt Costs Amortization (6,983) Total Interest $ 128,526 Adjusted EBITDAre $ 233,672 Adjusted Interest Coverage Ratio 1.8x (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. (B) Not intended to reflect covenants per debt agreements. (C) Total Gross Assets equals total assets plus real estate accumulated depreciation and amortization. See appendix for reconciliation of Non-GAAP financial measures. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 8 PORTFOLIO INFORMATION LEASE AND LOAN MATURITY SCHEDULE (A) (As of March 31, 2026) ($ amounts in thousands) (B) (C) (D) Percentage of Total Years of Maturities Total Properties Base Rent/Interest Base Rent/Interest 2026 1 $ 234 0.0% 2027 1 3,782 0.3% 2028 5 7,981 0.7% 2029 4 16,422 1.5% 2030 10 7,301 0.7% 2031 4 4,925 0.4% 2032 21 62,251 5.6% 2033 5 6,201 0.6% 2034 4 21,343 1.9% 2035 7 27,002 2.4% Thereafter 302 962,740 85.9% 364 # $ 1,120,182 100.0% Percentage of total base rent/interest 100% 90% 85.9% 80% 70% 60% 50% 40% 30% 20% 10% 5.6% 0.3% 0.7% 1.5% 0.7% 0.4% 0.6% 1.9% 2.4% 0.0% 0% (A) Schedule includes leases and mortgage loans and related terms as of March 31, 2026. (B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal or other options provided for in our agreements. (C) Reflects all properties, including those that are part of joint ventures, except vacant properties (less than 1% of total assets), facilities that are under development, and transitioning properties. (D) Represents base rent/interest income contractually owed per the lease/loan agreements on an annualized basis as of period end (including foreign currency exchange rates) but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues), or any reserves or write-offs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026

QUARTERLY SUPPLEMENTAL 1Q 2026 AT THE VERY HEART OF HEALTHCARE.® COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Funds from Operations 6 Debt Summary 7 Debt Maturities and Debt Metrics 8 PORTFOLIO INFORMATION Lease and Loan Maturity Schedule 9 Total Assets and Revenues    by Asset Type, Operator, State and Country 10 Rent Coverage 13 Summary of Active Developments    and Capital Addition Projects 15 FINANCIAL STATEMENTS Consolidated Statements of Income 16 Consolidated Balance Sheets 17 Investments in Unconsolidated Real Estate    Joint Ventures 18    Investments in Unconsolidated Operating Entities 19 Appendix—Non-GAAP Reconciliations 20 FORWARD-LOOKING STATEMENTS This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, prospects, industry, asset sales, tenant conditions and anticipated rent. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that projected rents may be lower than anticipated or realized later than expected; (ii) the risk that the timing, outcome and terms of Prospect’s causes of action, that is collateral for DIP and other fundings that remain outstanding, will not be consistent with those anticipated by the Company; (iii) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (iv) the risk that previously announced or contemplated property sales, loan repayments, and other capital recycling transactions do not occur as anticipated or at all; (v) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a reasonable time period or at all; (vi) MPT’s ability to obtain or modify the terms of debt financing on attractive terms or at all, as a result of changes in interest rates and other factors, which may adversely impact our ability to pay down, refinance, restructure or extend our indebtedness, including extending our 2026 credit facility, as it becomes due, or pursue acquisition and development opportunities; (vii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (viii) the ability of our tenants and operators to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (ix) the risk that we are unable to monetize our investments in certain tenants at full value within a reasonable time period or at all; (x) the risk that the operations of our tenants will be negatively impacted by changes to Medicaid funding introduced by the OBBBA; and (xi) the risks and uncertainties of litigation or other regulatory proceedings. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and as may be updated in our other filings with the SEC. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned not to place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made. Pictured above: Carrollton Springs—Operated by Lifepoint Behavioral Health—Carrollton Springs, Texas. On the cover: IMED Alicante – Leased by IMED Hospitales – Alicante, Spain. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 2 COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world’s largest owners of hospital real estate. As of March 31, 2026. MPT’s financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations. 378 51 ~38,000 30 9 properties operators hospital beds U.S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 3 MPT Officers Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer J. Kevin Hanna Senior Vice President, Controller and Chief Accounting Officer Rosa H. Williams Senior Vice President of Operations and Secretary Larry H. Portal Senior Vice President, Senior Advisor to the CEO Charles R. Lambert Senior Vice President of Finance and Treasurer R. Lucas Savage Vice President, Head of Global Acquisitions Board of Directors Corporate Headquarters Edward K. Aldag, Jr. G. Steven Dawson Medical Properties Trust, Inc. R. Steven Hamner Caterina A. Mozingo 10500 Liberty Parkway Emily W. Murphy Birmingham, AL 35242 Elizabeth N. Pitman D. Paul Sparks, Jr. (205) 969-3755 | (205) 969-3756 (fax) Michael G. Stewart C. Reynolds Thompson, III MPT.com MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 4 INVESTOR RELATIONS Contact Charles Lambert, Senior Vice President of Finance and Treasurer (205) 397-8897 or clambert@mpt.com Transfer Stock Exchange Agent Listing and Trading Symbol Equniti Trust Company, LLC New York Stock Exchange 28 Liberty Street, Floor 53 (NYSE): MPT New York, NY 10005 https://equiniti.com/us Pictured above: Hackensack Meridian Mountainside Medical Center—Newark, New Jersey. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 5 FINANCIAL INFORMATION RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended March 31, 2026 March 31, 2025 FFO INFORMATION: Net income (loss) attributable to MPT common stockholders $ 32,827 $ (118,275) Participating securities’ share in earnings (461)    (117) Net income (loss), less participating securities’ share in earnings $ 32,366 $ (118,392) Depreciation and amortization 85,882 76,891 Loss (gain) on sale of real estate 2,016 (8,059) Real estate impairment charges 9,037 65,683 Funds from operations $ 129,301 $ 16,123 Other impairment charges, net 10,469 13,898 Litigation, bankruptcy and other costs 1,632 10,047 Share-based compensation (fair value adjustments) (A) (8,462) 9,527 Non-cash fair value adjustments (5,568) 26,609 Tax rate changes and other (45,155) 1,102 Debt refinancing and unutilized financing costs    — 3,796 Normalized funds from operations $ 82,217 $ 81,102 Certain non-cash and related recovery information: Share-based compensation (A) $ 9,035 $ 8,138 Debt costs amortization $ 7,547 $ 6,006 Non-cash rent and interest revenue (B) $ 348 $ -Cash recoveries of non-cash rent and interest revenue (C) $ 210 $ 526 Straight-line rent revenue from operating and finance leases $ (36,479) $ (42,619) PER DILUTED SHARE DATA: Net income (loss), less participating securities’ share in earnings $ 0.05 $ (0.20) Depreciation and amortization 0.15 0.13 Loss (gain) on sale of real estate    — (0.01) Real estate impairment charges 0.02 0.11 Funds from operations $ 0.22 $ 0.03 Other impairment charges, net 0.02 0.02 Litigation, bankruptcy and other costs    —0.02 Share-based compensation (fair value adjustments) (A) (0.01) 0.02 Non-cash fair value adjustments (0.01) 0.04 Tax rate changes and other (0.08)    -Debt refinancing and unutilized financing costs    —0.01 Normalized funds from operations $ 0.14 $ 0.14 Certain non-cash and related recovery information: Share-based compensation (A) $ 0.02 $ 0.01 Debt costs amortization (B) $ 0.01 $ 0.01 Non-cash rent and interest revenue $—$ -Cash recoveries of non-cash rent and interest revenue (C) $—$ -Straight-line rent revenue from operating and finance leases $ (0.06) $ (0.07) Notes: Investors and analysts following the real estate industry utilize funds from operations (“FFO”) as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts,orNareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization, including amortization related to in-place lease intangibles, and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the Nareit definition, we disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs (if any not paid by our tenants) to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. Theseamounts areincludedwith all activity of our equity interests in the “Earnings from equity interests” line on the consolidated statements of income. (A) Total share-based compensation expense for GAAP purposes is $0.6 million and $17.7 million for the three months ended March 31, 2026 and 2025, respectively (including certain awards that are to be settled in cash). Cash-settled awards are typically recorded in accordance with GAAP at fair value and measured at each balance sheet date until settlement. The resulting fluctuations, which are primarily driven by changes in our stock price rather than operational performance, can introduce significant volatility in our earnings. To enhance comparability and provide a more stable view of performance over time, NFFO reflects an $(8.5) million and $9.5 million adjustment in the three months ended March 31, 2026 and 2025, respectively, to arrive at total share-based compensation expense using grant date fair value for all awards (including cash-settled awards) of $9.0 million and $8.1 million for the three months ended March 31, 2026 and 2025, respectively. (B) Includes revenue accrued during the period but not received in cash, such as deferred rent, payment-in-kind (“PIK”) interest or other accruals. (C) Includes cash received to satisfy previously accrued non-cash revenue, such as the cash receipt of previously deferred rent or PIK interest. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 6 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT SUMMARY Debt Instrument 2026 Secured Credit Facility Revolver(A)(B) 2027 Secured Term Loan 0.993% Notes Due 2026 (€500M)(B) 5.000% Notes Due 2027 3.692% Notes Due 2028 (£600M)(B) 4.625% Notes Due 2029 3.375% Notes Due 2030 (£350M)(B) 3.500% Notes Due 2031 7.000% Secured Notes Due 2032 (€1B)(B) 8.500% Secured Notes Due 2032 2034 Secured GBP Term Loan (£631M)(B) Debt issuance costs and discount Rate Type Rate Balance Variable 5.026% $    665,577 Variable 6.018%    200,000 Fixed 0.993%    577,650 Fixed 5.000%    1,400,000 Fixed 3.692%    793,620 Fixed 4.625%    900,000 Fixed 3.375%    462,945 Fixed 3.500%    1,300,000 Fixed 7.000%    1,155,300 Fixed 8.500%    1,500,000 Fixed 6.877%    835,126 $ 9,790,218    (127,559) Weighted average rate 5.363% $ 9,662,659 Variable 9% Fixed 91% (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. $200 million was repaid on April 1, 2026. (B) Non-USD denominated debt converted to U.S. dollars at March 31, 2026. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 7 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT MATURITIES Year Senior Notes Term Loans/Revolver Total Debt % of Total 2026 $ 577,650 $ 665,577 (A) $ 1,243,227 12.7% 2027 1,400,000 200,000 1,600,000 16.4% 2028 793,620—793,620 8.1% 2029 900,000—900,000 9.2% 2030 462,945—462,945 4.7% 2031 1,300,000— 1,300,000 13.3% 2032 2,655,300— 2,655,300 27.1% 2033 — —2034— 835,126 835,126 8.5% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT BY LOCAL CURRENCY Senior Notes Term Loans/Revolver Total Debt % of Total United States dollars $ 5,100,000 $ 685,000 $ 5,785,000 59.1% British pound sterling 1,256,565 835,126 2,091,691 21.4% Euros 1,732,950 115,530 1,848,480 18.9% Swiss francs— 65,047 65,047 0.6% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT METRICS (B) For the Three Months Ended March 31, 2026 Adjusted Net Debt to Annualized EBITDA re Ratios: Adjusted Net Debt $ 8,693,633 Adjusted Annualized EBITDAre $ 934,688 Adjusted Net Debt to Adjusted Annualized EBITDA re Ratio 9.3x Adjusted Net Debt $ 8,693,633 Transaction Adjusted Annualized EBITDAre $ 932,660 Adjusted Net Debt to Transaction Adjusted Annualized EBITDA re Ratio 9.3x Leverage Ratio: Unsecured Debt $ 5,434,215 Secured Debt 4,356,003 Total Debt $ 9,790,218 Total Gross Assets(C) $ 16,475,959 Financial Leverage 59.4% Interest Coverage Ratio: Interest Expense $ 133,330 Capitalized Interest 2,179 Debt Costs Amortization (6,983) Total Interest $ 128,526 Adjusted EBITDAre $ 233,672 Adjusted Interest Coverage Ratio 1.8x (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. (B) Not intended to reflect covenants per debt agreements. (C) Total Gross Assets equals total assets plus real estate accumulated depreciation and amortization. See appendix for reconciliation of Non-GAAP financial measures. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 8 PORTFOLIO INFORMATION LEASE AND LOAN MATURITY SCHEDULE (A) (As of March 31, 2026) ($ amounts in thousands) (B) (C) (D) Percentage of Total Years of Maturities Total Properties Base Rent/Interest Base Rent/Interest 2026 1 $ 234 0.0% 2027 1 3,782 0.3% 2028 5 7,981 0.7% 2029 4 16,422 1.5% 2030 10 7,301 0.7% 2031 4 4,925 0.4% 2032 21 62,251 5.6% 2033 5 6,201 0.6% 2034 4 21,343 1.9% 2035 7 27,002 2.4% Thereafter 302 962,740 85.9% 364 # $ 1,120,182 100.0% Percentage of total base rent/interest 100% 90% 85.9% 80% 70% 60% 50% 40% 30% 20% 10% 5.6% 0.3% 0.7% 1.5% 0.7% 0.4% 0.6% 1.9% 2.4% 0.0% 0% (A) Schedule includes leases and mortgage loans and related terms as of March 31, 2026. (B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal or other options provided for in our agreements. (C) Reflects all properties, including those that are part of joint ventures, except vacant properties (less than 1% of total assets), facilities that are under development, and transitioning properties. (D) Represents base rent/interest income contractually owed per the lease/loan agreements on an annualized basis as of period end (including foreign currency exchange rates) but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues), or any reserves or write-offs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 9 PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY ASSET TYPE (March 31, 2026) ($ amounts in thousands) Total Percentage of    Q1 2026 Percentage of Asset Types Properties (A) Assets Total Assets Revenues Q1 2026 Revenues General Acute Care Hospitals 162 $ 8,673,783 58.8% $ 156,194 62.0% Behavioral Health Facilities 68 2,407,964 16.3% 55,575 22.0% Post Acute Care Facilities 128 1,668,629 11.3% 38,370 15.2% Freestanding ER/Urgent Care Facilities 20 101,423 0.7% 1,926 0.8% Other —1,910,878 12.9% — Total 378 $ 14,762,677 100.0% $ 252,065 100.0% TOTAL ASSETS BY ASSET TYPE TOTAL REVENUES BY ASSET TYPE 13% 1% 1% General Acute Care Hospitals 15% 11% Behavioral Health Facilities 59% Post Acute Care Facilities 22% 62% 16% Freestanding ER/Urgent Care Facilities Other DOMESTIC ASSETS BY ASSET TYPE DOMESTIC REVENUES BY ASSET TYPE 14% 1% 1% General Acute Care Hospitals Behavioral Health Facilities 22% 13% 60% Post Acute Care Facilities 60% 17% 12% Freestanding ER/Urgent Care Facilities Other Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026

QUARTERLY SUPPLEMENTAL 1Q 2026 AT THE VERY HEART OF HEALTHCARE.® COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Funds from Operations 6 Debt Summary 7 Debt Maturities and Debt Metrics 8 PORTFOLIO INFORMATION Lease and Loan Maturity Schedule 9 Total Assets and Revenues    by Asset Type, Operator, State and Country 10 Rent Coverage 13 Summary of Active Developments    and Capital Addition Projects 15 FINANCIAL STATEMENTS Consolidated Statements of Income 16 Consolidated Balance Sheets 17 Investments in Unconsolidated Real Estate    Joint Ventures 18    Investments in Unconsolidated Operating Entities 19 Appendix—Non-GAAP Reconciliations 20 FORWARD-LOOKING STATEMENTS This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, prospects, industry, asset sales, tenant conditions and anticipated rent. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that projected rents may be lower than anticipated or realized later than expected; (ii) the risk that the timing, outcome and terms of Prospect’s causes of action, that is collateral for DIP and other fundings that remain outstanding, will not be consistent with those anticipated by the Company; (iii) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (iv) the risk that previously announced or contemplated property sales, loan repayments, and other capital recycling transactions do not occur as anticipated or at all; (v) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a reasonable time period or at all; (vi) MPT’s ability to obtain or modify the terms of debt financing on attractive terms or at all, as a result of changes in interest rates and other factors, which may adversely impact our ability to pay down, refinance, restructure or extend our indebtedness, including extending our 2026 credit facility, as it becomes due, or pursue acquisition and development opportunities; (vii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (viii) the ability of our tenants and operators to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (ix) the risk that we are unable to monetize our investments in certain tenants at full value within a reasonable time period or at all; (x) the risk that the operations of our tenants will be negatively impacted by changes to Medicaid funding introduced by the OBBBA; and (xi) the risks and uncertainties of litigation or other regulatory proceedings. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and as may be updated in our other filings with the SEC. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned not to place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made. Pictured above: Carrollton Springs—Operated by Lifepoint Behavioral Health—Carrollton Springs, Texas. On the cover: IMED Alicante – Leased by IMED Hospitales – Alicante, Spain. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 2 COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world’s largest owners of hospital real estate. As of March 31, 2026. MPT’s financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations. 378 51 ~38,000 30 9 properties operators hospital beds U.S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 3 MPT Officers Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer J. Kevin Hanna Senior Vice President, Controller and Chief Accounting Officer Rosa H. Williams Senior Vice President of Operations and Secretary Larry H. Portal Senior Vice President, Senior Advisor to the CEO Charles R. Lambert Senior Vice President of Finance and Treasurer R. Lucas Savage Vice President, Head of Global Acquisitions Board of Directors Corporate Headquarters Edward K. Aldag, Jr. G. Steven Dawson Medical Properties Trust, Inc. R. Steven Hamner Caterina A. Mozingo 10500 Liberty Parkway Emily W. Murphy Birmingham, AL 35242 Elizabeth N. Pitman D. Paul Sparks, Jr. (205) 969-3755 | (205) 969-3756 (fax) Michael G. Stewart C. Reynolds Thompson, III MPT.com MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 4 INVESTOR RELATIONS Contact Charles Lambert, Senior Vice President of Finance and Treasurer (205) 397-8897 or clambert@mpt.com Transfer Stock Exchange Agent Listing and Trading Symbol Equniti Trust Company, LLC New York Stock Exchange 28 Liberty Street, Floor 53 (NYSE): MPT New York, NY 10005 https://equiniti.com/us Pictured above: Hackensack Meridian Mountainside Medical Center—Newark, New Jersey. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 5 FINANCIAL INFORMATION RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended March 31, 2026 March 31, 2025 FFO INFORMATION: Net income (loss) attributable to MPT common stockholders $ 32,827 $ (118,275) Participating securities’ share in earnings (461)    (117) Net income (loss), less participating securities’ share in earnings $ 32,366 $ (118,392) Depreciation and amortization 85,882 76,891 Loss (gain) on sale of real estate 2,016 (8,059) Real estate impairment charges 9,037 65,683 Funds from operations $ 129,301 $ 16,123 Other impairment charges, net 10,469 13,898 Litigation, bankruptcy and other costs 1,632 10,047 Share-based compensation (fair value adjustments) (A) (8,462) 9,527 Non-cash fair value adjustments (5,568) 26,609 Tax rate changes and other (45,155) 1,102 Debt refinancing and unutilized financing costs    — 3,796 Normalized funds from operations $ 82,217 $ 81,102 Certain non-cash and related recovery information: Share-based compensation (A) $ 9,035 $ 8,138 Debt costs amortization $ 7,547 $ 6,006 Non-cash rent and interest revenue (B) $ 348 $ -Cash recoveries of non-cash rent and interest revenue (C) $ 210 $ 526 Straight-line rent revenue from operating and finance leases $ (36,479) $ (42,619) PER DILUTED SHARE DATA: Net income (loss), less participating securities’ share in earnings $ 0.05 $ (0.20) Depreciation and amortization 0.15 0.13 Loss (gain) on sale of real estate    — (0.01) Real estate impairment charges 0.02 0.11 Funds from operations $ 0.22 $ 0.03 Other impairment charges, net 0.02 0.02 Litigation, bankruptcy and other costs    —0.02 Share-based compensation (fair value adjustments) (A) (0.01) 0.02 Non-cash fair value adjustments (0.01) 0.04 Tax rate changes and other (0.08)    -Debt refinancing and unutilized financing costs    —0.01 Normalized funds from operations $ 0.14 $ 0.14 Certain non-cash and related recovery information: Share-based compensation (A) $ 0.02 $ 0.01 Debt costs amortization (B) $ 0.01 $ 0.01 Non-cash rent and interest revenue $—$ -Cash recoveries of non-cash rent and interest revenue (C) $—$ -Straight-line rent revenue from operating and finance leases $ (0.06) $ (0.07) Notes: Investors and analysts following the real estate industry utilize funds from operations (“FFO”) as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts,orNareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization, including amortization related to in-place lease intangibles, and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the Nareit definition, we disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs (if any not paid by our tenants) to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. Theseamounts areincludedwith all activity of our equity interests in the “Earnings from equity interests” line on the consolidated statements of income. (A) Total share-based compensation expense for GAAP purposes is $0.6 million and $17.7 million for the three months ended March 31, 2026 and 2025, respectively (including certain awards that are to be settled in cash). Cash-settled awards are typically recorded in accordance with GAAP at fair value and measured at each balance sheet date until settlement. The resulting fluctuations, which are primarily driven by changes in our stock price rather than operational performance, can introduce significant volatility in our earnings. To enhance comparability and provide a more stable view of performance over time, NFFO reflects an $(8.5) million and $9.5 million adjustment in the three months ended March 31, 2026 and 2025, respectively, to arrive at total share-based compensation expense using grant date fair value for all awards (including cash-settled awards) of $9.0 million and $8.1 million for the three months ended March 31, 2026 and 2025, respectively. (B) Includes revenue accrued during the period but not received in cash, such as deferred rent, payment-in-kind (“PIK”) interest or other accruals. (C) Includes cash received to satisfy previously accrued non-cash revenue, such as the cash receipt of previously deferred rent or PIK interest. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 6 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT SUMMARY Debt Instrument 2026 Secured Credit Facility Revolver(A)(B) 2027 Secured Term Loan 0.993% Notes Due 2026 (€500M)(B) 5.000% Notes Due 2027 3.692% Notes Due 2028 (£600M)(B) 4.625% Notes Due 2029 3.375% Notes Due 2030 (£350M)(B) 3.500% Notes Due 2031 7.000% Secured Notes Due 2032 (€1B)(B) 8.500% Secured Notes Due 2032 2034 Secured GBP Term Loan (£631M)(B) Debt issuance costs and discount Rate Type Rate Balance Variable 5.026% $    665,577 Variable 6.018%    200,000 Fixed 0.993%    577,650 Fixed 5.000%    1,400,000 Fixed 3.692%    793,620 Fixed 4.625%    900,000 Fixed 3.375%    462,945 Fixed 3.500%    1,300,000 Fixed 7.000%    1,155,300 Fixed 8.500%    1,500,000 Fixed 6.877%    835,126 $ 9,790,218    (127,559) Weighted average rate 5.363% $ 9,662,659 Variable 9% Fixed 91% (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. $200 million was repaid on April 1, 2026. (B) Non-USD denominated debt converted to U.S. dollars at March 31, 2026. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 7 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT MATURITIES Year Senior Notes Term Loans/Revolver Total Debt % of Total 2026 $ 577,650 $ 665,577 (A) $ 1,243,227 12.7% 2027 1,400,000 200,000 1,600,000 16.4% 2028 793,620—793,620 8.1% 2029 900,000—900,000 9.2% 2030 462,945—462,945 4.7% 2031 1,300,000— 1,300,000 13.3% 2032 2,655,300— 2,655,300 27.1% 2033 — —2034— 835,126 835,126 8.5% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT BY LOCAL CURRENCY Senior Notes Term Loans/Revolver Total Debt % of Total United States dollars $ 5,100,000 $ 685,000 $ 5,785,000 59.1% British pound sterling 1,256,565 835,126 2,091,691 21.4% Euros 1,732,950 115,530 1,848,480 18.9% Swiss francs— 65,047 65,047 0.6% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT METRICS (B) For the Three Months Ended March 31, 2026 Adjusted Net Debt to Annualized EBITDA re Ratios: Adjusted Net Debt $ 8,693,633 Adjusted Annualized EBITDAre $ 934,688 Adjusted Net Debt to Adjusted Annualized EBITDA re Ratio 9.3x Adjusted Net Debt $ 8,693,633 Transaction Adjusted Annualized EBITDAre $ 932,660 Adjusted Net Debt to Transaction Adjusted Annualized EBITDA re Ratio 9.3x Leverage Ratio: Unsecured Debt $ 5,434,215 Secured Debt 4,356,003 Total Debt $ 9,790,218 Total Gross Assets(C) $ 16,475,959 Financial Leverage 59.4% Interest Coverage Ratio: Interest Expense $ 133,330 Capitalized Interest 2,179 Debt Costs Amortization (6,983) Total Interest $ 128,526 Adjusted EBITDAre $ 233,672 Adjusted Interest Coverage Ratio 1.8x (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. (B) Not intended to reflect covenants per debt agreements. (C) Total Gross Assets equals total assets plus real estate accumulated depreciation and amortization. See appendix for reconciliation of Non-GAAP financial measures. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 8 PORTFOLIO INFORMATION LEASE AND LOAN MATURITY SCHEDULE (A) (As of March 31, 2026) ($ amounts in thousands) (B) (C) (D) Percentage of Total Years of Maturities Total Properties Base Rent/Interest Base Rent/Interest 2026 1 $ 234 0.0% 2027 1 3,782 0.3% 2028 5 7,981 0.7% 2029 4 16,422 1.5% 2030 10 7,301 0.7% 2031 4 4,925 0.4% 2032 21 62,251 5.6% 2033 5 6,201 0.6% 2034 4 21,343 1.9% 2035 7 27,002 2.4% Thereafter 302 962,740 85.9% 364 # $ 1,120,182 100.0% Percentage of total base rent/interest 100% 90% 85.9% 80% 70% 60% 50% 40% 30% 20% 10% 5.6% 0.3% 0.7% 1.5% 0.7% 0.4% 0.6% 1.9% 2.4% 0.0% 0% (A) Schedule includes leases and mortgage loans and related terms as of March 31, 2026. (B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal or other options provided for in our agreements. (C) Reflects all properties, including those that are part of joint ventures, except vacant properties (less than 1% of total assets), facilities that are under development, and transitioning properties. (D) Represents base rent/interest income contractually owed per the lease/loan agreements on an annualized basis as of period end (including foreign currency exchange rates) but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues), or any reserves or write-offs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 9 PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY ASSET TYPE (March 31, 2026) ($ amounts in thousands) Total Percentage of    Q1 2026 Percentage of Asset Types Properties (A) Assets Total Assets Revenues Q1 2026 Revenues General Acute Care Hospitals 162 $ 8,673,783 58.8% $ 156,194 62.0% Behavioral Health Facilities 68 2,407,964 16.3% 55,575 22.0% Post Acute Care Facilities 128 1,668,629 11.3% 38,370 15.2% Freestanding ER/Urgent Care Facilities 20 101,423 0.7% 1,926 0.8% Other —1,910,878 12.9% — Total 378 $ 14,762,677 100.0% $ 252,065 100.0% TOTAL ASSETS BY ASSET TYPE TOTAL REVENUES BY ASSET TYPE 13% 1% 1% General Acute Care Hospitals 15% 11% Behavioral Health Facilities 59% Post Acute Care Facilities 22% 62% 16% Freestanding ER/Urgent Care Facilities Other DOMESTIC ASSETS BY ASSET TYPE DOMESTIC REVENUES BY ASSET TYPE 14% 1% 1% General Acute Care Hospitals Behavioral Health Facilities 22% 13% 60% Post Acute Care Facilities 60% 17% 12% Freestanding ER/Urgent Care Facilities Other Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 10 PORTFOLIO INFORMATION TOTAL ASSETS—LARGEST INDIVIDUAL FACILITY (March 31, 2026) Largest Individual    Operators Facility as a Percentage of Total Assets(A) Circle Health 1.3% Priory Group 0.9% Healthcare Systems of America 1.8% Swiss Medical Network 1.8% Lifepoint Behavioral Health 0.5% 46 operators 1.6% Largest Individual Facility Investment is Less Than 2% of MPT Investment Portfolio TOTAL ASSETS AND REVENUES BY OPERATOR (March 31, 2026) ($ amounts in thousands) COMPREHENSIVE PROPERTY-LEVEL UNDERWRITING FRAMEWORK MPT invests in real estate, not the consolidated financial performance of its tenants. Each facility is underwritten for characteristics that make the infrastructure attractive to any experienced, competent operator—not just the current tenant. If we have underwritten these correctly, then coupled with our absolute net master lease structure, our real estate will be attractive to a replacement operator, should we find it necesssary to transition. Such underwriting characteristics include: Physical Quality Financial Demographics Competition and Market Total Percentage of    Q1 2026 Percentage of Operators Properties (A) Assets Total Assets Revenues Q1 2026 Revenues Circle Health 36 $ 2,069,009 14.0% $ 54,961 21.8% Priory Group 37 1,273,725 8.6% 27,496 10.9% Healthcare Systems of America 8 1,209,459 8.2% 17,406 6.9% Swiss Medical Network 19 868,978 5.9% 991 0.4% Lifepoint Behavioral Health 19 806,344 5.5% 21,346 8.5% MEDIAN 82 687,771 4.6% 9,022 3.6% Ernest Health 28 615,836 4.2% 19,231 7.6% NOR Healthcare Systems 6 528,525 3.6% — -Lifepoint Health 8 453,236 3.1% 15,434 6.1% Ramsay Health Care 8 395,899 2.7% 6,797 2.7% 41 operators 127 3,943,017 26.7% 79,381 31.5% Other    — 1,910,878 12.9% — —Total 378 $ 14,762,677 100.0% $ 252,065 100.0% (A) Reflects total assets on our consolidated balance sheets. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026

QUARTERLY SUPPLEMENTAL 1Q 2026 AT THE VERY HEART OF HEALTHCARE.® [Graphic Appears Here] [Graphic Appears Here] COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Funds from Operations 6 Debt Summary 7 Debt Maturities and Debt Metrics 8 PORTFOLIO INFORMATION Lease and Loan Maturity Schedule 9 Total Assets and Revenues    by Asset Type, Operator, State and Country 10 Rent Coverage 13 Summary of Active Developments    and Capital Addition Projects 15 FINANCIAL STATEMENTS Consolidated Statements of Income 16 Consolidated Balance Sheets 17 Investments in Unconsolidated Real Estate    Joint Ventures 18    Investments in Unconsolidated Operating Entities 19 Appendix—Non-GAAP Reconciliations 20 FORWARD-LOOKING STATEMENTS This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, prospects, industry, asset sales, tenant conditions and anticipated rent. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that projected rents may be lower than anticipated or realized later than expected; (ii) the risk that the timing, outcome and terms of Prospect’s causes of action, that is collateral for DIP and other fundings that remain outstanding, will not be consistent with those anticipated by the Company; (iii) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (iv) the risk that previously announced or contemplated property sales, loan repayments, and other capital recycling transactions do not occur as anticipated or at all; (v) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a reasonable time period or at all; (vi) MPT’s ability to obtain or modify the terms of debt financing on attractive terms or at all, as a result of changes in interest rates and other factors, which may adversely impact our ability to pay down, refinance, restructure or extend our indebtedness, including extending our 2026 credit facility, as it becomes due, or pursue acquisition and development opportunities; (vii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (viii) the ability of our tenants and operators to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (ix) the risk that we are unable to monetize our investments in certain tenants at full value within a reasonable time period or at all; (x) the risk that the operations of our tenants will be negatively impacted by changes to Medicaid funding introduced by the OBBBA; and (xi) the risks and uncertainties of litigation or other regulatory proceedings. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and as may be updated in our other filings with the SEC. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned not to place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made. Pictured above: Carrollton Springs—Operated by Lifepoint Behavioral Health—Carrollton Springs, Texas. On the cover: IMED Alicante – Leased by IMED Hospitales – Alicante, Spain. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 2 COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world’s largest owners of hospital real estate. As of March 31, 2026. MPT’s financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations. 378 51 ~38,000 30 9 properties operators hospital beds U.S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 3 MPT Oﬃcers Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer J. Kevin Hanna Senior Vice President, Controller and Chief Accounting Officer Rosa H. Williams Senior Vice President of Operations and Secretary Larry H. Portal Senior Vice President, Senior Advisor to the CEO Charles R. Lambert Senior Vice President of Finance and Treasurer R. Lucas Savage Vice President, Head of Global Acquisitions Board of Directors Corporate Headquarters Edward K. Aldag, Jr. G. Steven Dawson Medical Properties Trust, Inc. R. Steven Hamner Caterina A. Mozingo 10500 Liberty Parkway Emily W. Murphy Birmingham, AL 35242 Elizabeth N. Pitman D. Paul Sparks, Jr. (205) 969-3755 | (205) 969-3756 (fax) Michael G. Stewart C. Reynolds Thompson, III MPT.com MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 4 INVESTOR RELATIONS Contact Charles Lambert, Senior Vice President of Finance and Treasurer (205) 397-8897 or clambert@mpt.com Transfer Stock Exchange Agent Listing and Trading Symbol Equniti Trust Company, LLC New York Stock Exchange 28 Liberty Street, Floor 53 (NYSE): MPT New York, NY 10005 https://equiniti.com/us Pictured above: Hackensack Meridian Mountainside Medical Center—Newark, New Jersey. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 5 FINANCIAL INFORMATION RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended March 31, 2026 March 31, 2025 FFO INFORMATION: Net income (loss) attributable to MPT common stockholders $ 32,827 $ (118,275) Participating securities’ share in earnings (461)    (117) Net income (loss), less participating securities’ share in earnings $ 32,366 $ (118,392) Depreciation and amortization 85,882 76,891 Loss (gain) on sale of real estate 2,016 (8,059) Real estate impairment charges 9,037 65,683 Funds from operations $ 129,301 $ 16,123 Other impairment charges, net 10,469 13,898 Litigation, bankruptcy and other costs 1,632 10,047 Share-based compensation (fair value adjustments) (A) (8,462) 9,527 Non-cash fair value adjustments (5,568) 26,609 Tax rate changes and other (45,155) 1,102 Debt refinancing and unutilized financing costs    — 3,796 Normalized funds from operations $ 82,217 $ 81,102 Certain non-cash and related recovery information: Share-based compensation (A) $ 9,035 $ 8,138 Debt costs amortization $ 7,547 $ 6,006 Non-cash rent and interest revenue (B) $ 348 $ -Cash recoveries of non-cash rent and interest revenue (C) $ 210 $ 526 Straight-line rent revenue from operating and finance leases $ (36,479) $ (42,619) PER DILUTED SHARE DATA: Net income (loss), less participating securities’ share in earnings $ 0.05 $ (0.20) Depreciation and amortization 0.15 0.13 Loss (gain) on sale of real estate    — (0.01) Real estate impairment charges 0.02 0.11 Funds from operations $ 0.22 $ 0.03 Other impairment charges, net 0.02 0.02 Litigation, bankruptcy and other costs    —0.02 Share-based compensation (fair value adjustments) (A) (0.01) 0.02 Non-cash fair value adjustments (0.01) 0.04 Tax rate changes and other (0.08)    -Debt refinancing and unutilized financing costs    —0.01 Normalized funds from operations $ 0.14 $ 0.14 Certain non-cash and related recovery information: Share-based compensation (A) $ 0.02 $ 0.01 Debt costs amortization (B) $ 0.01 $ 0.01 Non-cash rent and interest revenue $—$ -Cash recoveries of non-cash rent and interest revenue (C) $—$ -Straight-line rent revenue from operating and finance leases $ (0.06) $ (0.07) Notes: Investors and analysts following the real estate industry utilize funds from operations (“FFO”) as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts,orNareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization, including amortization related to in-place lease intangibles, and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the Nareit definition, we disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs (if any not paid by our tenants) to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. Theseamounts areincludedwith all activity of our equity interests in the “Earnings from equity interests” line on the consolidated statements of income. (A) Total share-based compensation expense for GAAP purposes is $0.6 million and $17.7 million for the three months ended March 31, 2026 and 2025, respectively (including certain awards that are to be settled in cash). Cash-settled awards are typically recorded in accordance with GAAP at fair value and measured at each balance sheet date until settlement. The resulting fluctuations, which are primarily driven by changes in our stock price rather than operational performance, can introduce significant volatility in our earnings. To enhance comparability and provide a more stable view of performance over time, NFFO reflects an $(8.5) million and $9.5 million adjustment in the three months ended March 31, 2026 and 2025, respectively, to arrive at total share-based compensation expense using grant date fair value for all awards (including cash-settled awards) of $9.0 million and $8.1 million for the three months ended March 31, 2026 and 2025, respectively. (B) Includes revenue accrued during the period but not received in cash, such as deferred rent, payment-in-kind (“PIK”) interest or other accruals. (C) Includes cash received to satisfy previously accrued non-cash revenue, such as the cash receipt of previously deferred rent or PIK interest. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 6 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT SUMMARY Debt Instrument 2026 Secured Credit Facility Revolver(A)(B) 2027 Secured Term Loan 0.993% Notes Due 2026 (€500M)(B) 5.000% Notes Due 2027 3.692% Notes Due 2028 (£600M)(B) 4.625% Notes Due 2029 3.375% Notes Due 2030 (£350M)(B) 3.500% Notes Due 2031 7.000% Secured Notes Due 2032 (€1B)(B) 8.500% Secured Notes Due 2032 2034 Secured GBP Term Loan (£631M)(B) Debt issuance costs and discount Rate Type Rate Balance Variable 5.026% $    665,577 Variable 6.018%    200,000 Fixed 0.993%    577,650 Fixed 5.000%    1,400,000 Fixed 3.692%    793,620 Fixed 4.625%    900,000 Fixed 3.375%    462,945 Fixed 3.500%    1,300,000 Fixed 7.000%    1,155,300 Fixed 8.500%    1,500,000 Fixed 6.877%    835,126 $ 9,790,218    (127,559) Weighted average rate 5.363% $ 9,662,659 Variable 9% Fixed 91% (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. $200 million was repaid on April 1, 2026. (B) Non-USD denominated debt converted to U.S. dollars at March 31, 2026. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 7 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT MATURITIES Year Senior Notes Term Loans/Revolver Total Debt % of Total 2026 $ 577,650 $ 665,577 (A) $ 1,243,227 12.7% 2027 1,400,000 200,000 1,600,000 16.4% 2028 793,620—793,620 8.1% 2029 900,000—900,000 9.2% 2030 462,945—462,945 4.7% 2031 1,300,000— 1,300,000 13.3% 2032 2,655,300— 2,655,300 27.1% 2033 — —2034— 835,126 835,126 8.5% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT BY LOCAL CURRENCY Senior Notes Term Loans/Revolver Total Debt % of Total United States dollars $ 5,100,000 $ 685,000 $ 5,785,000 59.1% British pound sterling 1,256,565 835,126 2,091,691 21.4% Euros 1,732,950 115,530 1,848,480 18.9% Swiss francs— 65,047 65,047 0.6% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT METRICS (B) For the Three Months Ended March 31, 2026 Adjusted Net Debt to Annualized EBITDA re Ratios: Adjusted Net Debt $ 8,693,633 Adjusted Annualized EBITDAre $ 934,688 Adjusted Net Debt to Adjusted Annualized EBITDA re Ratio 9.3x Adjusted Net Debt $ 8,693,633 Transaction Adjusted Annualized EBITDAre $ 932,660 Adjusted Net Debt to Transaction Adjusted Annualized EBITDA re Ratio 9.3x Leverage Ratio: Unsecured Debt $ 5,434,215 Secured Debt 4,356,003 Total Debt $ 9,790,218 Total Gross Assets(C) $ 16,475,959 Financial Leverage 59.4% Interest Coverage Ratio: Interest Expense $ 133,330 Capitalized Interest 2,179 Debt Costs Amortization (6,983) Total Interest $ 128,526 Adjusted EBITDAre $ 233,672 Adjusted Interest Coverage Ratio 1.8x (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. (B) Not intended to reflect covenants per debt agreements. (C) Total Gross Assets equals total assets plus real estate accumulated depreciation and amortization. See appendix for reconciliation of Non-GAAP financial measures. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 8 PORTFOLIO INFORMATION LEASE AND LOAN MATURITY SCHEDULE (A) (As of March 31, 2026) ($ amounts in thousands) (B) (C) (D) Percentage of Total Years of Maturities Total Properties Base Rent/Interest Base Rent/Interest 2026 1 $ 234 0.0% 2027 1 3,782 0.3% 2028 5 7,981 0.7% 2029 4 16,422 1.5% 2030 10 7,301 0.7% 2031 4 4,925 0.4% 2032 21 62,251 5.6% 2033 5 6,201 0.6% 2034 4 21,343 1.9% 2035 7 27,002 2.4% Thereafter 302 962,740 85.9% 364 # $ 1,120,182 100.0% Percentage of total base rent/interest 100% 90% 85.9% 80% 70% 60% 50% 40% 30% 20% 10% 5.6% 0.3% 0.7% 1.5% 0.7% 0.4% 0.6% 1.9% 2.4% 0.0% 0% (A) Schedule includes leases and mortgage loans and related terms as of March 31, 2026. (B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal or other options provided for in our agreements. (C) Reflects all properties, including those that are part of joint ventures, except vacant properties (less than 1% of total assets), facilities that are under development, and transitioning properties. (D) Represents base rent/interest income contractually owed per the lease/loan agreements on an annualized basis as of period end (including foreign currency exchange rates) but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues), or any reserves or write-offs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 9 PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY ASSET TYPE (March 31, 2026) ($ amounts in thousands) Total Percentage of    Q1 2026 Percentage of Asset Types Properties (A) Assets Total Assets Revenues Q1 2026 Revenues General Acute Care Hospitals 162 $ 8,673,783 58.8% $ 156,194 62.0% Behavioral Health Facilities 68 2,407,964 16.3% 55,575 22.0% Post Acute Care Facilities 128 1,668,629 11.3% 38,370 15.2% Freestanding ER/Urgent Care Facilities 20 101,423 0.7% 1,926 0.8% Other —1,910,878 12.9% — Total 378 $ 14,762,677 100.0% $ 252,065 100.0% TOTAL ASSETS BY ASSET TYPE TOTAL REVENUES BY ASSET TYPE 13% 1% 1% General Acute Care Hospitals 15% 11% Behavioral Health Facilities 59% Post Acute Care Facilities 22% 62% 16% Freestanding ER/Urgent Care Facilities Other DOMESTIC ASSETS BY ASSET TYPE DOMESTIC REVENUES BY ASSET TYPE 14% 1% 1% General Acute Care Hospitals Behavioral Health Facilities 22% 13% 60% Post Acute Care Facilities 60% 17% 12% Freestanding ER/Urgent Care Facilities Other Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 10 PORTFOLIO INFORMATION TOTAL ASSETS—LARGEST INDIVIDUAL FACILITY (March 31, 2026) Largest Individual    Operators Facility as a Percentage of Total Assets(A) Circle Health 1.3% Priory Group 0.9% Healthcare Systems of America 1.8% Swiss Medical Network 1.8% Lifepoint Behavioral Health 0.5% 46 operators 1.6% Largest Individual Facility Investment is Less Than 2% of MPT Investment Portfolio TOTAL ASSETS AND REVENUES BY OPERATOR (March 31, 2026) ($ amounts in thousands) COMPREHENSIVE PROPERTY-LEVEL UNDERWRITING FRAMEWORK MPT invests in real estate, not the consolidated financial performance of its tenants. Each facility is underwritten for characteristics that make the infrastructure attractive to any experienced, competent operator—not just the current tenant. If we have underwritten these correctly, then coupled with our absolute net master lease structure, our real estate will be attractive to a replacement operator, should we find it necesssary to transition. Such underwriting characteristics include: Physical Quality Financial Demographics Competition and Market Total Percentage of    Q1 2026 Percentage of Operators Properties (A) Assets Total Assets Revenues Q1 2026 Revenues Circle Health 36 $ 2,069,009 14.0% $ 54,961 21.8% Priory Group 37 1,273,725 8.6% 27,496 10.9% Healthcare Systems of America 8 1,209,459 8.2% 17,406 6.9% Swiss Medical Network 19 868,978 5.9% 991 0.4% Lifepoint Behavioral Health 19 806,344 5.5% 21,346 8.5% MEDIAN 82 687,771 4.6% 9,022 3.6% Ernest Health 28 615,836 4.2% 19,231 7.6% NOR Healthcare Systems 6 528,525 3.6% — -Lifepoint Health 8 453,236 3.1% 15,434 6.1% Ramsay Health Care 8 395,899 2.7% 6,797 2.7% 41 operators 127 3,943,017 26.7% 79,381 31.5% Other    — 1,910,878 12.9% — —Total 378 $ 14,762,677 100.0% $ 252,065 100.0% (A) Reflects total assets on our consolidated balance sheets. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 11 PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY U.S. STATE AND COUNTRY (March 31, 2026) ($ amounts in thousands) Total Percentage of    Q1 2026 Percentage of U.S. States and Other Countries Properties (A) Assets Total Assets Revenues Q1 2026 Revenues Texas 43 $ 1,403,311 9.5% $ 27,015 10.7% California 17 1,024,998 7.0% 15,324 6.1% Florida 6 832,712 5.6% 11,308 4.5% Arizona 8 329,471 2.2% 9,496 3.8% Ohio 9 317,842 2.2% 6,507 2.6% 25 Other States 71 2,422,158 16.4% 65,211 25.8% Other—1,046,367 7.1% — United States 154 $ 7,376,859 50.0% $ 134,861 53.5% United Kingdom 92 $ 4,084,982 27.7% $ 96,396 38.2% Switzerland 19 868,978 5.9% 991 0.4% Germany 86 761,421 5.1% 11,265 4.5% Spain 9 306,718 2.1% 3,291 1.3% Other Countries 18 499,208 3.4% 5,261 2.1% Other —864,511 5.8% — International 224 $ 7,385,818 50.0% $ 117,204 46.5% Total 378 $ 14,762,677 100.0% $ 252,065 100.0% Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. TOTAL ASSETS BY COUNTRY TOTAL REVENUES BY COUNTRY 6% 1% 2% 3% 1% 2% United States 4% 5% United Kingdom 6% Switzerland 50% Germany 38% 54% Spain 28% Other Countries Other ASSETS BY U.S. STATE REVENUES BY U.S. STATE Texas 7% 10% California 11% Florida Arizona 26% 7% 6% 16% Ohio 25 Other States 4% 2% 2% 6% Other 4% 3% MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026

QUARTERLY SUPPLEMENTAL 1Q 2026 AT THE VERY HEART OF HEALTHCARE.® [Graphic Appears Here] [Graphic Appears Here] COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Funds from Operations 6 Debt Summary 7 Debt Maturities and Debt Metrics 8 PORTFOLIO INFORMATION Lease and Loan Maturity Schedule 9 Total Assets and Revenues    by Asset Type, Operator, State and Country 10 Rent Coverage 13 Summary of Active Developments    and Capital Addition Projects 15 FINANCIAL STATEMENTS Consolidated Statements of Income 16 Consolidated Balance Sheets 17 Investments in Unconsolidated Real Estate    Joint Ventures 18    Investments in Unconsolidated Operating Entities 19 Appendix—Non-GAAP Reconciliations 20 FORWARD-LOOKING STATEMENTS This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, prospects, industry, asset sales, tenant conditions and anticipated rent. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that projected rents may be lower than anticipated or realized later than expected; (ii) the risk that the timing, outcome and terms of Prospect’s causes of action, that is collateral for DIP and other fundings that remain outstanding, will not be consistent with those anticipated by the Company; (iii) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (iv) the risk that previously announced or contemplated property sales, loan repayments, and other capital recycling transactions do not occur as anticipated or at all; (v) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a reasonable time period or at all; (vi) MPT’s ability to obtain or modify the terms of debt financing on attractive terms or at all, as a result of changes in interest rates and other factors, which may adversely impact our ability to pay down, refinance, restructure or extend our indebtedness, including extending our 2026 credit facility, as it becomes due, or pursue acquisition and development opportunities; (vii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (viii) the ability of our tenants and operators to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (ix) the risk that we are unable to monetize our investments in certain tenants at full value within a reasonable time period or at all; (x) the risk that the operations of our tenants will be negatively impacted by changes to Medicaid funding introduced by the OBBBA; and (xi) the risks and uncertainties of litigation or other regulatory proceedings. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and as may be updated in our other filings with the SEC. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned not to place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made. Pictured above: Carrollton Springs—Operated by Lifepoint Behavioral Health—Carrollton Springs, Texas. On the cover: IMED Alicante – Leased by IMED Hospitales – Alicante, Spain. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 2 COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world’s largest owners of hospital real estate. As of March 31, 2026. MPT’s financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations. 378 51 ~38,000 30 9 properties operators hospital beds U.S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 3 MPT Oﬃcers Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer J. Kevin Hanna Senior Vice President, Controller and Chief Accounting Officer Rosa H. Williams Senior Vice President of Operations and Secretary Larry H. Portal Senior Vice President, Senior Advisor to the CEO Charles R. Lambert Senior Vice President of Finance and Treasurer R. Lucas Savage Vice President, Head of Global Acquisitions Board of Directors Corporate Headquarters Edward K. Aldag, Jr. G. Steven Dawson Medical Properties Trust, Inc. R. Steven Hamner Caterina A. Mozingo 10500 Liberty Parkway Emily W. Murphy Birmingham, AL 35242 Elizabeth N. Pitman D. Paul Sparks, Jr. (205) 969-3755 | (205) 969-3756 (fax) Michael G. Stewart C. Reynolds Thompson, III MPT.com MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 4 INVESTOR RELATIONS Contact Charles Lambert, Senior Vice President of Finance and Treasurer (205) 397-8897 or clambert@mpt.com Transfer Stock Exchange Agent Listing and Trading Symbol Equniti Trust Company, LLC New York Stock Exchange 28 Liberty Street, Floor 53 (NYSE): MPT New York, NY 10005 https://equiniti.com/us Pictured above: Hackensack Meridian Mountainside Medical Center—Newark, New Jersey. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 5 FINANCIAL INFORMATION RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended March 31, 2026 March 31, 2025 FFO INFORMATION: Net income (loss) attributable to MPT common stockholders $ 32,827 $ (118,275) Participating securities’ share in earnings (461)    (117) Net income (loss), less participating securities’ share in earnings $ 32,366 $ (118,392) Depreciation and amortization 85,882 76,891 Loss (gain) on sale of real estate 2,016 (8,059) Real estate impairment charges 9,037 65,683 Funds from operations $ 129,301 $ 16,123 Other impairment charges, net 10,469 13,898 Litigation, bankruptcy and other costs 1,632 10,047 Share-based compensation (fair value adjustments) (A) (8,462) 9,527 Non-cash fair value adjustments (5,568) 26,609 Tax rate changes and other (45,155) 1,102 Debt refinancing and unutilized financing costs    — 3,796 Normalized funds from operations $ 82,217 $ 81,102 Certain non-cash and related recovery information: Share-based compensation (A) $ 9,035 $ 8,138 Debt costs amortization $ 7,547 $ 6,006 Non-cash rent and interest revenue (B) $ 348 $ -Cash recoveries of non-cash rent and interest revenue (C) $ 210 $ 526 Straight-line rent revenue from operating and finance leases $ (36,479) $ (42,619) PER DILUTED SHARE DATA: Net income (loss), less participating securities’ share in earnings $ 0.05 $ (0.20) Depreciation and amortization 0.15 0.13 Loss (gain) on sale of real estate    — (0.01) Real estate impairment charges 0.02 0.11 Funds from operations $ 0.22 $ 0.03 Other impairment charges, net 0.02 0.02 Litigation, bankruptcy and other costs    —0.02 Share-based compensation (fair value adjustments) (A) (0.01) 0.02 Non-cash fair value adjustments (0.01) 0.04 Tax rate changes and other (0.08)    -Debt refinancing and unutilized financing costs    —0.01 Normalized funds from operations $ 0.14 $ 0.14 Certain non-cash and related recovery information: Share-based compensation (A) $ 0.02 $ 0.01 Debt costs amortization (B) $ 0.01 $ 0.01 Non-cash rent and interest revenue $—$ -Cash recoveries of non-cash rent and interest revenue (C) $—$ -Straight-line rent revenue from operating and finance leases $ (0.06) $ (0.07) Notes: Investors and analysts following the real estate industry utilize funds from operations (“FFO”) as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts,orNareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization, including amortization related to in-place lease intangibles, and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the Nareit definition, we disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs (if any not paid by our tenants) to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. Theseamounts areincludedwith all activity of our equity interests in the “Earnings from equity interests” line on the consolidated statements of income. (A) Total share-based compensation expense for GAAP purposes is $0.6 million and $17.7 million for the three months ended March 31, 2026 and 2025, respectively (including certain awards that are to be settled in cash). Cash-settled awards are typically recorded in accordance with GAAP at fair value and measured at each balance sheet date until settlement. The resulting fluctuations, which are primarily driven by changes in our stock price rather than operational performance, can introduce significant volatility in our earnings. To enhance comparability and provide a more stable view of performance over time, NFFO reflects an $(8.5) million and $9.5 million adjustment in the three months ended March 31, 2026 and 2025, respectively, to arrive at total share-based compensation expense using grant date fair value for all awards (including cash-settled awards) of $9.0 million and $8.1 million for the three months ended March 31, 2026 and 2025, respectively. (B) Includes revenue accrued during the period but not received in cash, such as deferred rent, payment-in-kind (“PIK”) interest or other accruals. (C) Includes cash received to satisfy previously accrued non-cash revenue, such as the cash receipt of previously deferred rent or PIK interest. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 6 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT SUMMARY Debt Instrument 2026 Secured Credit Facility Revolver(A)(B) 2027 Secured Term Loan 0.993% Notes Due 2026 (€500M)(B) 5.000% Notes Due 2027 3.692% Notes Due 2028 (£600M)(B) 4.625% Notes Due 2029 3.375% Notes Due 2030 (£350M)(B) 3.500% Notes Due 2031 7.000% Secured Notes Due 2032 (€1B)(B) 8.500% Secured Notes Due 2032 2034 Secured GBP Term Loan (£631M)(B) Debt issuance costs and discount Rate Type Rate Balance Variable 5.026% $    665,577 Variable 6.018%    200,000 Fixed 0.993%    577,650 Fixed 5.000%    1,400,000 Fixed 3.692%    793,620 Fixed 4.625%    900,000 Fixed 3.375%    462,945 Fixed 3.500%    1,300,000 Fixed 7.000%    1,155,300 Fixed 8.500%    1,500,000 Fixed 6.877%    835,126 $ 9,790,218    (127,559) Weighted average rate 5.363% $ 9,662,659 Variable 9% Fixed 91% (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. $200 million was repaid on April 1, 2026. (B) Non-USD denominated debt converted to U.S. dollars at March 31, 2026. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 7 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT MATURITIES Year Senior Notes Term Loans/Revolver Total Debt % of Total 2026 $ 577,650 $ 665,577 (A) $ 1,243,227 12.7% 2027 1,400,000 200,000 1,600,000 16.4% 2028 793,620—793,620 8.1% 2029 900,000—900,000 9.2% 2030 462,945—462,945 4.7% 2031 1,300,000— 1,300,000 13.3% 2032 2,655,300— 2,655,300 27.1% 2033 — —2034— 835,126 835,126 8.5% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT BY LOCAL CURRENCY Senior Notes Term Loans/Revolver Total Debt % of Total United States dollars $ 5,100,000 $ 685,000 $ 5,785,000 59.1% British pound sterling 1,256,565 835,126 2,091,691 21.4% Euros 1,732,950 115,530 1,848,480 18.9% Swiss francs— 65,047 65,047 0.6% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT METRICS (B) For the Three Months Ended March 31, 2026 Adjusted Net Debt to Annualized EBITDA re Ratios: Adjusted Net Debt $ 8,693,633 Adjusted Annualized EBITDAre $ 934,688 Adjusted Net Debt to Adjusted Annualized EBITDA re Ratio 9.3x Adjusted Net Debt $ 8,693,633 Transaction Adjusted Annualized EBITDAre $ 932,660 Adjusted Net Debt to Transaction Adjusted Annualized EBITDA re Ratio 9.3x Leverage Ratio: Unsecured Debt $ 5,434,215 Secured Debt 4,356,003 Total Debt $ 9,790,218 Total Gross Assets(C) $ 16,475,959 Financial Leverage 59.4% Interest Coverage Ratio: Interest Expense $ 133,330 Capitalized Interest 2,179 Debt Costs Amortization (6,983) Total Interest $ 128,526 Adjusted EBITDAre $ 233,672 Adjusted Interest Coverage Ratio 1.8x (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. (B) Not intended to reflect covenants per debt agreements. (C) Total Gross Assets equals total assets plus real estate accumulated depreciation and amortization. See appendix for reconciliation of Non-GAAP financial measures. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 8 PORTFOLIO INFORMATION LEASE AND LOAN MATURITY SCHEDULE (A) (As of March 31, 2026) ($ amounts in thousands) (B) (C) (D) Percentage of Total Years of Maturities Total Properties Base Rent/Interest Base Rent/Interest 2026 1 $ 234 0.0% 2027 1 3,782 0.3% 2028 5 7,981 0.7% 2029 4 16,422 1.5% 2030 10 7,301 0.7% 2031 4 4,925 0.4% 2032 21 62,251 5.6% 2033 5 6,201 0.6% 2034 4 21,343 1.9% 2035 7 27,002 2.4% Thereafter 302 962,740 85.9% 364 # $ 1,120,182 100.0% Percentage of total base rent/interest 100% 90% 85.9% 80% 70% 60% 50% 40% 30% 20% 10% 5.6% 0.3% 0.7% 1.5% 0.7% 0.4% 0.6% 1.9% 2.4% 0.0% 0% (A) Schedule includes leases and mortgage loans and related terms as of March 31, 2026. (B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal or other options provided for in our agreements. (C) Reflects all properties, including those that are part of joint ventures, except vacant properties (less than 1% of total assets), facilities that are under development, and transitioning properties. (D) Represents base rent/interest income contractually owed per the lease/loan agreements on an annualized basis as of period end (including foreign currency exchange rates) but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues), or any reserves or write-offs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 9 PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY ASSET TYPE (March 31, 2026) ($ amounts in thousands) Total Percentage of    Q1 2026 Percentage of Asset Types Properties (A) Assets Total Assets Revenues Q1 2026 Revenues General Acute Care Hospitals 162 $ 8,673,783 58.8% $ 156,194 62.0% Behavioral Health Facilities 68 2,407,964 16.3% 55,575 22.0% Post Acute Care Facilities 128 1,668,629 11.3% 38,370 15.2% Freestanding ER/Urgent Care Facilities 20 101,423 0.7% 1,926 0.8% Other —1,910,878 12.9% — Total 378 $ 14,762,677 100.0% $ 252,065 100.0% TOTAL ASSETS BY ASSET TYPE TOTAL REVENUES BY ASSET TYPE 13% 1% 1% General Acute Care Hospitals 15% 11% Behavioral Health Facilities 59% Post Acute Care Facilities 22% 62% 16% Freestanding ER/Urgent Care Facilities Other DOMESTIC ASSETS BY ASSET TYPE DOMESTIC REVENUES BY ASSET TYPE 14% 1% 1% General Acute Care Hospitals Behavioral Health Facilities 22% 13% 60% Post Acute Care Facilities 60% 17% 12% Freestanding ER/Urgent Care Facilities Other Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 10 PORTFOLIO INFORMATION TOTAL ASSETS—LARGEST INDIVIDUAL FACILITY (March 31, 2026) Largest Individual    Operators Facility as a Percentage of Total Assets(A) Circle Health 1.3% Priory Group 0.9% Healthcare Systems of America 1.8% Swiss Medical Network 1.8% Lifepoint Behavioral Health 0.5% 46 operators 1.6% Largest Individual Facility Investment is Less Than 2% of MPT Investment Portfolio TOTAL ASSETS AND REVENUES BY OPERATOR (March 31, 2026) ($ amounts in thousands) COMPREHENSIVE PROPERTY-LEVEL UNDERWRITING FRAMEWORK MPT invests in real estate, not the consolidated financial performance of its tenants. Each facility is underwritten for characteristics that make the infrastructure attractive to any experienced, competent operator—not just the current tenant. If we have underwritten these correctly, then coupled with our absolute net master lease structure, our real estate will be attractive to a replacement operator, should we find it necesssary to transition. Such underwriting characteristics include: Physical Quality Financial Demographics Competition and Market Total Percentage of    Q1 2026 Percentage of Operators Properties (A) Assets Total Assets Revenues Q1 2026 Revenues Circle Health 36 $ 2,069,009 14.0% $ 54,961 21.8% Priory Group 37 1,273,725 8.6% 27,496 10.9% Healthcare Systems of America 8 1,209,459 8.2% 17,406 6.9% Swiss Medical Network 19 868,978 5.9% 991 0.4% Lifepoint Behavioral Health 19 806,344 5.5% 21,346 8.5% MEDIAN 82 687,771 4.6% 9,022 3.6% Ernest Health 28 615,836 4.2% 19,231 7.6% NOR Healthcare Systems 6 528,525 3.6% — -Lifepoint Health 8 453,236 3.1% 15,434 6.1% Ramsay Health Care 8 395,899 2.7% 6,797 2.7% 41 operators 127 3,943,017 26.7% 79,381 31.5% Other    — 1,910,878 12.9% — —Total 378 $ 14,762,677 100.0% $ 252,065 100.0% (A) Reflects total assets on our consolidated balance sheets. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 11 PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY U.S. STATE AND COUNTRY (March 31, 2026) ($ amounts in thousands) Total Percentage of    Q1 2026 Percentage of U.S. States and Other Countries Properties (A) Assets Total Assets Revenues Q1 2026 Revenues Texas 43 $ 1,403,311 9.5% $ 27,015 10.7% California 17 1,024,998 7.0% 15,324 6.1% Florida 6 832,712 5.6% 11,308 4.5% Arizona 8 329,471 2.2% 9,496 3.8% Ohio 9 317,842 2.2% 6,507 2.6% 25 Other States 71 2,422,158 16.4% 65,211 25.8% Other—1,046,367 7.1% — United States 154 $ 7,376,859 50.0% $ 134,861 53.5% United Kingdom 92 $ 4,084,982 27.7% $ 96,396 38.2% Switzerland 19 868,978 5.9% 991 0.4% Germany 86 761,421 5.1% 11,265 4.5% Spain 9 306,718 2.1% 3,291 1.3% Other Countries 18 499,208 3.4% 5,261 2.1% Other —864,511 5.8% — International 224 $ 7,385,818 50.0% $ 117,204 46.5% Total 378 $ 14,762,677 100.0% $ 252,065 100.0% Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. TOTAL ASSETS BY COUNTRY TOTAL REVENUES BY COUNTRY 6% 1% 2% 3% 1% 2% United States 4% 5% United Kingdom 6% Switzerland 50% Germany 38% 54% Spain 28% Other Countries Other ASSETS BY U.S. STATE REVENUES BY U.S. STATE Texas 7% 10% California 11% Florida Arizona 26% 7% 6% 16% Ohio 25 Other States 4% 2% 2% 6% Other 4% 3% MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 12 PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM(A)(B) RENT COVERAGE YoY and SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE EBITDARM Rent Coverage 3.50x 3.0x 3.00x 3.0x 2.9x 2.6x 2.50x 2.5x 2.5x 2.4x 2.2x 2.0x 2.00x 1.9x 1.7x 1.5x 1.50x 1.00x 0.50x 0.00x General Acute Care Hospitals Post Acute Care Facilities (C) Behavioral Health Total Portfolio Facilities (D) Q4 2024 TTM Q3 2025 TTM Q4 2025 TTM % of Total Assets(E) 58.8% 11.3% 16.3% 86.4% Notes: All data presented is on a trailing twelve month (“TTM”) basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and December 31, 2025. (A) EBITDARM is facility-level earnings before interest, taxes, depreciation, amortization, rent and management fees. EBITDARM includes normal GAAP expensed maintenance and repair costs. EBITDARM does not give effect for capitalized expenditures that extend the life or improve the facility and equipment to increase revenues at the facility. The majority of these types of capital expenditures are financed and do not have an immediate cash impact. MPT’s rent has priority and is not subordinate to capitalized expenses. In addition, EBITDARM does not represent property net income or cash flows from operations and should not be considered an alternative to those indicators. EBITDARM figures utilized in calculating coverages presented are based on financial information provided by MPT’s tenants. Where MPT owns assets through unconsolidated joint ventures, MPT’s proportionate share of EBITDARM and Rent is included. MPT has not independently verified this information, but has no reason to believe this information is inaccurate in any material respect. TTM Coverages are calculated based on actual, unadjusted EBITDARM results as presented in tenant financial reporting and cash rent paid to MPT, except as noted below.—EBITDARM figures for California hospitals include amounts expected to be received under the Hospital Quality Assurance Fee (“HQAF”) Program 8. The HQAF amounts are based on the current payment model from the California Hospital Association which was approved by CMS on December 19, 2023. (B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include operators whose data is not required, available, or re-tenanted during 2024-2025. (C) Post Acute Care Facilities property type includes both Inpatient Rehabilitation Hospitals and Long Term Acute Care Hospitals. (D) We have revised our allocated central costs for Priory Group to better reflect retrospective, recent, and future facility-level actual performance. On a retrospective basis, these changes reduce trailing twelve-month coverage by 40 bps for Priory Group and 20 bps for the Behavioral Health property type, with no impact on the consolidated portfolio. (E) Reflects percentage of total assets on March 31, 2026 balance sheet. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026

QUARTERLY SUPPLEMENTAL 1Q 2026 AT THE VERY HEART OF HEALTHCARE.® [Graphic Appears Here] [Graphic Appears Here] COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Funds from Operations 6 Debt Summary 7 Debt Maturities and Debt Metrics 8 PORTFOLIO INFORMATION Lease and Loan Maturity Schedule 9 Total Assets and Revenues    by Asset Type, Operator, State and Country 10 Rent Coverage 13 Summary of Active Developments    and Capital Addition Projects 15 FINANCIAL STATEMENTS Consolidated Statements of Income 16 Consolidated Balance Sheets 17 Investments in Unconsolidated Real Estate    Joint Ventures 18    Investments in Unconsolidated Operating Entities 19 Appendix—Non-GAAP Reconciliations 20 FORWARD-LOOKING STATEMENTS This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, prospects, industry, asset sales, tenant conditions and anticipated rent. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that projected rents may be lower than anticipated or realized later than expected; (ii) the risk that the timing, outcome and terms of Prospect’s causes of action, that is collateral for DIP and other fundings that remain outstanding, will not be consistent with those anticipated by the Company; (iii) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (iv) the risk that previously announced or contemplated property sales, loan repayments, and other capital recycling transactions do not occur as anticipated or at all; (v) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a reasonable time period or at all; (vi) MPT’s ability to obtain or modify the terms of debt financing on attractive terms or at all, as a result of changes in interest rates and other factors, which may adversely impact our ability to pay down, refinance, restructure or extend our indebtedness, including extending our 2026 credit facility, as it becomes due, or pursue acquisition and development opportunities; (vii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (viii) the ability of our tenants and operators to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (ix) the risk that we are unable to monetize our investments in certain tenants at full value within a reasonable time period or at all; (x) the risk that the operations of our tenants will be negatively impacted by changes to Medicaid funding introduced by the OBBBA; and (xi) the risks and uncertainties of litigation or other regulatory proceedings. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and as may be updated in our other filings with the SEC. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned not to place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made. Pictured above: Carrollton Springs—Operated by Lifepoint Behavioral Health—Carrollton Springs, Texas. On the cover: IMED Alicante – Leased by IMED Hospitales – Alicante, Spain. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 2 COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world’s largest owners of hospital real estate. As of March 31, 2026. MPT’s financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations. 378 51 ~38,000 30 9 properties operators hospital beds U.S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 3 MPT Oﬃcers Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer J. Kevin Hanna Senior Vice President, Controller and Chief Accounting Officer Rosa H. Williams Senior Vice President of Operations and Secretary Larry H. Portal Senior Vice President, Senior Advisor to the CEO Charles R. Lambert Senior Vice President of Finance and Treasurer R. Lucas Savage Vice President, Head of Global Acquisitions Board of Directors Corporate Headquarters Edward K. Aldag, Jr. G. Steven Dawson Medical Properties Trust, Inc. R. Steven Hamner Caterina A. Mozingo 10500 Liberty Parkway Emily W. Murphy Birmingham, AL 35242 Elizabeth N. Pitman D. Paul Sparks, Jr. (205) 969-3755 | (205) 969-3756 (fax) Michael G. Stewart C. Reynolds Thompson, III MPT.com MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 4 INVESTOR RELATIONS Contact Charles Lambert, Senior Vice President of Finance and Treasurer (205) 397-8897 or clambert@mpt.com Transfer Stock Exchange Agent Listing and Trading Symbol Equniti Trust Company, LLC New York Stock Exchange 28 Liberty Street, Floor 53 (NYSE): MPT New York, NY 10005 https://equiniti.com/us Pictured above: Hackensack Meridian Mountainside Medical Center—Newark, New Jersey. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 5 FINANCIAL INFORMATION RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended March 31, 2026 March 31, 2025 FFO INFORMATION: Net income (loss) attributable to MPT common stockholders $ 32,827 $ (118,275) Participating securities’ share in earnings (461)    (117) Net income (loss), less participating securities’ share in earnings $ 32,366 $ (118,392) Depreciation and amortization 85,882 76,891 Loss (gain) on sale of real estate 2,016 (8,059) Real estate impairment charges 9,037 65,683 Funds from operations $ 129,301 $ 16,123 Other impairment charges, net 10,469 13,898 Litigation, bankruptcy and other costs 1,632 10,047 Share-based compensation (fair value adjustments) (A) (8,462) 9,527 Non-cash fair value adjustments (5,568) 26,609 Tax rate changes and other (45,155) 1,102 Debt refinancing and unutilized financing costs    — 3,796 Normalized funds from operations $ 82,217 $ 81,102 Certain non-cash and related recovery information: Share-based compensation (A) $ 9,035 $ 8,138 Debt costs amortization $ 7,547 $ 6,006 Non-cash rent and interest revenue (B) $ 348 $ -Cash recoveries of non-cash rent and interest revenue (C) $ 210 $ 526 Straight-line rent revenue from operating and finance leases $ (36,479) $ (42,619) PER DILUTED SHARE DATA: Net income (loss), less participating securities’ share in earnings $ 0.05 $ (0.20) Depreciation and amortization 0.15 0.13 Loss (gain) on sale of real estate    — (0.01) Real estate impairment charges 0.02 0.11 Funds from operations $ 0.22 $ 0.03 Other impairment charges, net 0.02 0.02 Litigation, bankruptcy and other costs    —0.02 Share-based compensation (fair value adjustments) (A) (0.01) 0.02 Non-cash fair value adjustments (0.01) 0.04 Tax rate changes and other (0.08)    -Debt refinancing and unutilized financing costs    —0.01 Normalized funds from operations $ 0.14 $ 0.14 Certain non-cash and related recovery information: Share-based compensation (A) $ 0.02 $ 0.01 Debt costs amortization (B) $ 0.01 $ 0.01 Non-cash rent and interest revenue $—$ -Cash recoveries of non-cash rent and interest revenue (C) $—$ -Straight-line rent revenue from operating and finance leases $ (0.06) $ (0.07) Notes: Investors and analysts following the real estate industry utilize funds from operations (“FFO”) as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts,orNareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization, including amortization related to in-place lease intangibles, and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the Nareit definition, we disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs (if any not paid by our tenants) to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. Theseamounts areincludedwith all activity of our equity interests in the “Earnings from equity interests” line on the consolidated statements of income. (A) Total share-based compensation expense for GAAP purposes is $0.6 million and $17.7 million for the three months ended March 31, 2026 and 2025, respectively (including certain awards that are to be settled in cash). Cash-settled awards are typically recorded in accordance with GAAP at fair value and measured at each balance sheet date until settlement. The resulting fluctuations, which are primarily driven by changes in our stock price rather than operational performance, can introduce significant volatility in our earnings. To enhance comparability and provide a more stable view of performance over time, NFFO reflects an $(8.5) million and $9.5 million adjustment in the three months ended March 31, 2026 and 2025, respectively, to arrive at total share-based compensation expense using grant date fair value for all awards (including cash-settled awards) of $9.0 million and $8.1 million for the three months ended March 31, 2026 and 2025, respectively. (B) Includes revenue accrued during the period but not received in cash, such as deferred rent, payment-in-kind (“PIK”) interest or other accruals. (C) Includes cash received to satisfy previously accrued non-cash revenue, such as the cash receipt of previously deferred rent or PIK interest. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 6 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT SUMMARY Debt Instrument 2026 Secured Credit Facility Revolver(A)(B) 2027 Secured Term Loan 0.993% Notes Due 2026 (€500M)(B) 5.000% Notes Due 2027 3.692% Notes Due 2028 (£600M)(B) 4.625% Notes Due 2029 3.375% Notes Due 2030 (£350M)(B) 3.500% Notes Due 2031 7.000% Secured Notes Due 2032 (€1B)(B) 8.500% Secured Notes Due 2032 2034 Secured GBP Term Loan (£631M)(B) Debt issuance costs and discount Rate Type Rate Balance Variable 5.026% $    665,577 Variable 6.018%    200,000 Fixed 0.993%    577,650 Fixed 5.000%    1,400,000 Fixed 3.692%    793,620 Fixed 4.625%    900,000 Fixed 3.375%    462,945 Fixed 3.500%    1,300,000 Fixed 7.000%    1,155,300 Fixed 8.500%    1,500,000 Fixed 6.877%    835,126 $ 9,790,218    (127,559) Weighted average rate 5.363% $ 9,662,659 Variable 9% Fixed 91% (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. $200 million was repaid on April 1, 2026. (B) Non-USD denominated debt converted to U.S. dollars at March 31, 2026. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 7 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT MATURITIES Year Senior Notes Term Loans/Revolver Total Debt % of Total 2026 $ 577,650 $ 665,577 (A) $ 1,243,227 12.7% 2027 1,400,000 200,000 1,600,000 16.4% 2028 793,620—793,620 8.1% 2029 900,000—900,000 9.2% 2030 462,945—462,945 4.7% 2031 1,300,000— 1,300,000 13.3% 2032 2,655,300— 2,655,300 27.1% 2033 — —2034— 835,126 835,126 8.5% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT BY LOCAL CURRENCY Senior Notes Term Loans/Revolver Total Debt % of Total United States dollars $ 5,100,000 $ 685,000 $ 5,785,000 59.1% British pound sterling 1,256,565 835,126 2,091,691 21.4% Euros 1,732,950 115,530 1,848,480 18.9% Swiss francs— 65,047 65,047 0.6% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT METRICS (B) For the Three Months Ended March 31, 2026 Adjusted Net Debt to Annualized EBITDA re Ratios: Adjusted Net Debt $ 8,693,633 Adjusted Annualized EBITDAre $ 934,688 Adjusted Net Debt to Adjusted Annualized EBITDA re Ratio 9.3x Adjusted Net Debt $ 8,693,633 Transaction Adjusted Annualized EBITDAre $ 932,660 Adjusted Net Debt to Transaction Adjusted Annualized EBITDA re Ratio 9.3x Leverage Ratio: Unsecured Debt $ 5,434,215 Secured Debt 4,356,003 Total Debt $ 9,790,218 Total Gross Assets(C) $ 16,475,959 Financial Leverage 59.4% Interest Coverage Ratio: Interest Expense $ 133,330 Capitalized Interest 2,179 Debt Costs Amortization (6,983) Total Interest $ 128,526 Adjusted EBITDAre $ 233,672 Adjusted Interest Coverage Ratio 1.8x (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. (B) Not intended to reflect covenants per debt agreements. (C) Total Gross Assets equals total assets plus real estate accumulated depreciation and amortization. See appendix for reconciliation of Non-GAAP financial measures. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 8 PORTFOLIO INFORMATION LEASE AND LOAN MATURITY SCHEDULE (A) (As of March 31, 2026) ($ amounts in thousands) (B) (C) (D) Percentage of Total Years of Maturities Total Properties Base Rent/Interest Base Rent/Interest 2026 1 $ 234 0.0% 2027 1 3,782 0.3% 2028 5 7,981 0.7% 2029 4 16,422 1.5% 2030 10 7,301 0.7% 2031 4 4,925 0.4% 2032 21 62,251 5.6% 2033 5 6,201 0.6% 2034 4 21,343 1.9% 2035 7 27,002 2.4% Thereafter 302 962,740 85.9% 364 # $ 1,120,182 100.0% Percentage of total base rent/interest 100% 90% 85.9% 80% 70% 60% 50% 40% 30% 20% 10% 5.6% 0.3% 0.7% 1.5% 0.7% 0.4% 0.6% 1.9% 2.4% 0.0% 0% (A) Schedule includes leases and mortgage loans and related terms as of March 31, 2026. (B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal or other options provided for in our agreements. (C) Reflects all properties, including those that are part of joint ventures, except vacant properties (less than 1% of total assets), facilities that are under development, and transitioning properties. (D) Represents base rent/interest income contractually owed per the lease/loan agreements on an annualized basis as of period end (including foreign currency exchange rates) but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues), or any reserves or write-offs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 9 PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY ASSET TYPE (March 31, 2026) ($ amounts in thousands) Total Percentage of    Q1 2026 Percentage of Asset Types Properties (A) Assets Total Assets Revenues Q1 2026 Revenues General Acute Care Hospitals 162 $ 8,673,783 58.8% $ 156,194 62.0% Behavioral Health Facilities 68 2,407,964 16.3% 55,575 22.0% Post Acute Care Facilities 128 1,668,629 11.3% 38,370 15.2% Freestanding ER/Urgent Care Facilities 20 101,423 0.7% 1,926 0.8% Other —1,910,878 12.9% — Total 378 $ 14,762,677 100.0% $ 252,065 100.0% TOTAL ASSETS BY ASSET TYPE TOTAL REVENUES BY ASSET TYPE 13% 1% 1% General Acute Care Hospitals 15% 11% Behavioral Health Facilities 59% Post Acute Care Facilities 22% 62% 16% Freestanding ER/Urgent Care Facilities Other DOMESTIC ASSETS BY ASSET TYPE DOMESTIC REVENUES BY ASSET TYPE 14% 1% 1% General Acute Care Hospitals Behavioral Health Facilities 22% 13% 60% Post Acute Care Facilities 60% 17% 12% Freestanding ER/Urgent Care Facilities Other Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 10 PORTFOLIO INFORMATION TOTAL ASSETS—LARGEST INDIVIDUAL FACILITY (March 31, 2026) Largest Individual    Operators Facility as a Percentage of Total Assets(A) Circle Health 1.3% Priory Group 0.9% Healthcare Systems of America 1.8% Swiss Medical Network 1.8% Lifepoint Behavioral Health 0.5% 46 operators 1.6% Largest Individual Facility Investment is Less Than 2% of MPT Investment Portfolio TOTAL ASSETS AND REVENUES BY OPERATOR (March 31, 2026) ($ amounts in thousands) COMPREHENSIVE PROPERTY-LEVEL UNDERWRITING FRAMEWORK MPT invests in real estate, not the consolidated financial performance of its tenants. Each facility is underwritten for characteristics that make the infrastructure attractive to any experienced, competent operator—not just the current tenant. If we have underwritten these correctly, then coupled with our absolute net master lease structure, our real estate will be attractive to a replacement operator, should we find it necesssary to transition. Such underwriting characteristics include: Physical Quality Financial Demographics Competition and Market Total Percentage of    Q1 2026 Percentage of Operators Properties (A) Assets Total Assets Revenues Q1 2026 Revenues Circle Health 36 $ 2,069,009 14.0% $ 54,961 21.8% Priory Group 37 1,273,725 8.6% 27,496 10.9% Healthcare Systems of America 8 1,209,459 8.2% 17,406 6.9% Swiss Medical Network 19 868,978 5.9% 991 0.4% Lifepoint Behavioral Health 19 806,344 5.5% 21,346 8.5% MEDIAN 82 687,771 4.6% 9,022 3.6% Ernest Health 28 615,836 4.2% 19,231 7.6% NOR Healthcare Systems 6 528,525 3.6% — -Lifepoint Health 8 453,236 3.1% 15,434 6.1% Ramsay Health Care 8 395,899 2.7% 6,797 2.7% 41 operators 127 3,943,017 26.7% 79,381 31.5% Other    — 1,910,878 12.9% — —Total 378 $ 14,762,677 100.0% $ 252,065 100.0% (A) Reflects total assets on our consolidated balance sheets. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 11 PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY U.S. STATE AND COUNTRY (March 31, 2026) ($ amounts in thousands) Total Percentage of    Q1 2026 Percentage of U.S. States and Other Countries Properties (A) Assets Total Assets Revenues Q1 2026 Revenues Texas 43 $ 1,403,311 9.5% $ 27,015 10.7% California 17 1,024,998 7.0% 15,324 6.1% Florida 6 832,712 5.6% 11,308 4.5% Arizona 8 329,471 2.2% 9,496 3.8% Ohio 9 317,842 2.2% 6,507 2.6% 25 Other States 71 2,422,158 16.4% 65,211 25.8% Other—1,046,367 7.1% — United States 154 $ 7,376,859 50.0% $ 134,861 53.5% United Kingdom 92 $ 4,084,982 27.7% $ 96,396 38.2% Switzerland 19 868,978 5.9% 991 0.4% Germany 86 761,421 5.1% 11,265 4.5% Spain 9 306,718 2.1% 3,291 1.3% Other Countries 18 499,208 3.4% 5,261 2.1% Other —864,511 5.8% — International 224 $ 7,385,818 50.0% $ 117,204 46.5% Total 378 $ 14,762,677 100.0% $ 252,065 100.0% Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. TOTAL ASSETS BY COUNTRY TOTAL REVENUES BY COUNTRY 6% 1% 2% 3% 1% 2% United States 4% 5% United Kingdom 6% Switzerland 50% Germany 38% 54% Spain 28% Other Countries Other ASSETS BY U.S. STATE REVENUES BY U.S. STATE Texas 7% 10% California 11% Florida Arizona 26% 7% 6% 16% Ohio 25 Other States 4% 2% 2% 6% Other 4% 3% MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 12 PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM(A)(B) RENT COVERAGE YoY and SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE EBITDARM Rent Coverage 3.50x 3.0x 3.00x 3.0x 2.9x 2.6x 2.50x 2.5x 2.5x 2.4x 2.2x 2.0x 2.00x 1.9x 1.7x 1.5x 1.50x 1.00x 0.50x 0.00x General Acute Care Hospitals Post Acute Care Facilities (C) Behavioral Health Total Portfolio Facilities (D) Q4 2024 TTM Q3 2025 TTM Q4 2025 TTM % of Total Assets(E) 58.8% 11.3% 16.3% 86.4% Notes: All data presented is on a trailing twelve month (“TTM”) basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and December 31, 2025. (A) EBITDARM is facility-level earnings before interest, taxes, depreciation, amortization, rent and management fees. EBITDARM includes normal GAAP expensed maintenance and repair costs. EBITDARM does not give effect for capitalized expenditures that extend the life or improve the facility and equipment to increase revenues at the facility. The majority of these types of capital expenditures are financed and do not have an immediate cash impact. MPT’s rent has priority and is not subordinate to capitalized expenses. In addition, EBITDARM does not represent property net income or cash flows from operations and should not be considered an alternative to those indicators. EBITDARM figures utilized in calculating coverages presented are based on financial information provided by MPT’s tenants. Where MPT owns assets through unconsolidated joint ventures, MPT’s proportionate share of EBITDARM and Rent is included. MPT has not independently verified this information, but has no reason to believe this information is inaccurate in any material respect. TTM Coverages are calculated based on actual, unadjusted EBITDARM results as presented in tenant financial reporting and cash rent paid to MPT, except as noted below.—EBITDARM figures for California hospitals include amounts expected to be received under the Hospital Quality Assurance Fee (“HQAF”) Program 8. The HQAF amounts are based on the current payment model from the California Hospital Association which was approved by CMS on December 19, 2023. (B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include operators whose data is not required, available, or re-tenanted during 2024-2025. (C) Post Acute Care Facilities property type includes both Inpatient Rehabilitation Hospitals and Long Term Acute Care Hospitals. (D) We have revised our allocated central costs for Priory Group to better reflect retrospective, recent, and future facility-level actual performance. On a retrospective basis, these changes reduce trailing twelve-month coverage by 40 bps for Priory Group and 20 bps for the Behavioral Health property type, with no impact on the consolidated portfolio. (E) Reflects percentage of total assets on March 31, 2026 balance sheet. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 13 PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM RENT COVERAGE EBITDARM RENT COVERAGE: OPERATORS WITH PROPERTY-LEVEL REPORTING Net Investment (B) Tenant (A) Primary Property Type TTM EBITDARM Rent Coverage (in thousands) Priory Group $ 1,227,881 Behavioral 1.6x MEDIAN 659,360 Post Acute 2.3x Ernest Health 615,836 Post Acute 2.5x Swiss Medical Network 595,630 General Acute 1.9x Aspris Children’s Services 242,414 Behavioral 2.1x Surgery Partners 223,470 General Acute 5.8x Pipeline Health System 194,900 General Acute 2.8x Vibra Healthcare 152,198 Post Acute 3.0x Prime Healthcare 155,807 General Acute 2.4x IMED Hospitales 131,279 General Acute 1.9x Other Reporting Tenants 573,928 Various 2.9x Total $ 4,772,703 2.5x Net Investment Tenant (A) Primary Property Type TTM EBITDARM Rent Coverage (in thousands) International Operator 1 $ 2,023,378 General Acute 2.6x Domestic Operator 1 453,236 General Acute 2.0x Domestic Operator 2 259,010 General Acute 2.6x Domestic Operator 3 806,344 Behavioral 1.2x Domestic Operator 4 78,944 General Acute 9.4x Total $ 3,620,912 2.5x PROPERTY-LEVEL REPORTING NOT REQUIRED AND/OR NOT AVAILABLE Net Investment Tenant (A) Primary Property Type (in thousands) Healthcare Systems of America $ 1,115,328 General Acute NOR Healthcare Systems 505,181 General Acute Ramsay Health Care 395,899 General Acute Pihlajalinna 215,630 General Acute CommonSpirit Health 169,269 General Acute Quorum Health 117,660 General Acute HonorHealth 131,129 General Acute Saint Luke’s—Kansas City 117,973 General Acute NHS 85,482 General Acute Select Medical 52,664 Post Acute Insight Health 48,925 General Acute NeuroPsychiatric Hospitals 25,563 Behavioral Community Health Systems 23,987 General Acute Tenor Health 19,215 General Acute AHRK Holdings    7,537 General Acute Total $ 3,031,442 Comments U.S. hospital operator with eight community hospitals across three states U.S. hospital operator with six general acute hospitals in California One of the largest healthcare operators in the world; Parent guaranty; Investment grade-rated One of Finland’s leading providers of social and health services One of the largest nonprofit healthcare operators in the U.S.; Investment grade-rated U.S. hospital operator with eleven community hospitals across nine states One of Arizona’s largest nonprofit healthcare systems; Investment grade-rated U.S. hospital operator with investment grade-rating and largest nonprofit healthcare organization in Missouri Single-payor government entity in UK Publicly-traded and one of the largest post acute operators in the U.S. U.S. hospital operator with eight medical centers across four states U.S. hospital operator with nine behavioral health hospitals; Parent guaranty Publicly-traded U.S. hospital operator U.S. hospital operator focused on turnaround opportunities U.S. hospital operator with two community hospitals in Texas Above data represents approximately 91% of MPT Total Real Estate Investment Notes: All data presented is on a trailing twelve month (“TTM”) basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and December 31, 2025. (A) Investment figures exclude equity investments, non-real estate loans, freestanding ER/urgent care facilities, and facilities under development. (B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include operators whose data is not required, available, or re-tenanted during 2024-2025.

\ QUARTERLY SUPPLEMENTAL 1Q 2026 AT THE VERY HEART OF HEALTHCARE.® [Graphic Appears Here] [Graphic Appears Here] COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Funds from Operations 6 Debt Summary 7 Debt Maturities and Debt Metrics 8 PORTFOLIO INFORMATION Lease and Loan Maturity Schedule 9 Total Assets and Revenues    by Asset Type, Operator, State and Country 10 Rent Coverage 13 Summary of Active Developments    and Capital Addition Projects 15 FINANCIAL STATEMENTS Consolidated Statements of Income 16 Consolidated Balance Sheets 17 Investments in Unconsolidated Real Estate    Joint Ventures 18    Investments in Unconsolidated Operating Entities 19 Appendix—Non-GAAP Reconciliations 20 FORWARD-LOOKING STATEMENTS This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, prospects, industry, asset sales, tenant conditions and anticipated rent. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that projected rents may be lower than anticipated or realized later than expected; (ii) the risk that the timing, outcome and terms of Prospect’s causes of action, that is collateral for DIP and other fundings that remain outstanding, will not be consistent with those anticipated by the Company; (iii) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (iv) the risk that previously announced or contemplated property sales, loan repayments, and other capital recycling transactions do not occur as anticipated or at all; (v) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a reasonable time period or at all; (vi) MPT’s ability to obtain or modify the terms of debt financing on attractive terms or at all, as a result of changes in interest rates and other factors, which may adversely impact our ability to pay down, refinance, restructure or extend our indebtedness, including extending our 2026 credit facility, as it becomes due, or pursue acquisition and development opportunities; (vii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (viii) the ability of our tenants and operators to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (ix) the risk that we are unable to monetize our investments in certain tenants at full value within a reasonable time period or at all; (x) the risk that the operations of our tenants will be negatively impacted by changes to Medicaid funding introduced by the OBBBA; and (xi) the risks and uncertainties of litigation or other regulatory proceedings. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and as may be updated in our other filings with the SEC. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned not to place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made. Pictured above: Carrollton Springs—Operated by Lifepoint Behavioral Health—Carrollton Springs, Texas. On the cover: IMED Alicante – Leased by IMED Hospitales – Alicante, Spain. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 2 COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world’s largest owners of hospital real estate. As of March 31, 2026. MPT’s financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations. 378 51 ~38,000 30 9 properties operators hospital beds U.S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 3 MPT Oﬃcers Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer J. Kevin Hanna Senior Vice President, Controller and Chief Accounting Officer Rosa H. Williams Senior Vice President of Operations and Secretary Larry H. Portal Senior Vice President, Senior Advisor to the CEO Charles R. Lambert Senior Vice President of Finance and Treasurer R. Lucas Savage Vice President, Head of Global Acquisitions Board of Directors Corporate Headquarters Edward K. Aldag, Jr. G. Steven Dawson Medical Properties Trust, Inc. R. Steven Hamner Caterina A. Mozingo 10500 Liberty Parkway Emily W. Murphy Birmingham, AL 35242 Elizabeth N. Pitman D. Paul Sparks, Jr. (205) 969-3755 | (205) 969-3756 (fax) Michael G. Stewart C. Reynolds Thompson, III MPT.com MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 4 INVESTOR RELATIONS Contact Charles Lambert, Senior Vice President of Finance and Treasurer (205) 397-8897 or clambert@mpt.com Transfer Stock Exchange Agent Listing and Trading Symbol Equniti Trust Company, LLC New York Stock Exchange 28 Liberty Street, Floor 53 (NYSE): MPT New York, NY 10005 https://equiniti.com/us Pictured above: Hackensack Meridian Mountainside Medical Center—Newark, New Jersey. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 5 FINANCIAL INFORMATION RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended March 31, 2026 March 31, 2025 FFO INFORMATION: Net income (loss) attributable to MPT common stockholders $ 32,827 $ (118,275) Participating securities’ share in earnings (461)    (117) Net income (loss), less participating securities’ share in earnings $ 32,366 $ (118,392) Depreciation and amortization 85,882 76,891 Loss (gain) on sale of real estate 2,016 (8,059) Real estate impairment charges 9,037 65,683 Funds from operations $ 129,301 $ 16,123 Other impairment charges, net 10,469 13,898 Litigation, bankruptcy and other costs 1,632 10,047 Share-based compensation (fair value adjustments) (A) (8,462) 9,527 Non-cash fair value adjustments (5,568) 26,609 Tax rate changes and other (45,155) 1,102 Debt refinancing and unutilized financing costs    — 3,796 Normalized funds from operations $ 82,217 $ 81,102 Certain non-cash and related recovery information: Share-based compensation (A) $ 9,035 $ 8,138 Debt costs amortization $ 7,547 $ 6,006 Non-cash rent and interest revenue (B) $ 348 $ -Cash recoveries of non-cash rent and interest revenue (C) $ 210 $ 526 Straight-line rent revenue from operating and finance leases $ (36,479) $ (42,619) PER DILUTED SHARE DATA: Net income (loss), less participating securities’ share in earnings $ 0.05 $ (0.20) Depreciation and amortization 0.15 0.13 Loss (gain) on sale of real estate    — (0.01) Real estate impairment charges 0.02 0.11 Funds from operations $ 0.22 $ 0.03 Other impairment charges, net 0.02 0.02 Litigation, bankruptcy and other costs    —0.02 Share-based compensation (fair value adjustments) (A) (0.01) 0.02 Non-cash fair value adjustments (0.01) 0.04 Tax rate changes and other (0.08)    -Debt refinancing and unutilized financing costs    —0.01 Normalized funds from operations $ 0.14 $ 0.14 Certain non-cash and related recovery information: Share-based compensation (A) $ 0.02 $ 0.01 Debt costs amortization (B) $ 0.01 $ 0.01 Non-cash rent and interest revenue $—$ -Cash recoveries of non-cash rent and interest revenue (C) $—$ -Straight-line rent revenue from operating and finance leases $ (0.06) $ (0.07) Notes: Investors and analysts following the real estate industry utilize funds from operations (“FFO”) as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts,orNareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization, including amortization related to in-place lease intangibles, and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the Nareit definition, we disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs (if any not paid by our tenants) to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. Theseamounts areincludedwith all activity of our equity interests in the “Earnings from equity interests” line on the consolidated statements of income. (A) Total share-based compensation expense for GAAP purposes is $0.6 million and $17.7 million for the three months ended March 31, 2026 and 2025, respectively (including certain awards that are to be settled in cash). Cash-settled awards are typically recorded in accordance with GAAP at fair value and measured at each balance sheet date until settlement. The resulting fluctuations, which are primarily driven by changes in our stock price rather than operational performance, can introduce significant volatility in our earnings. To enhance comparability and provide a more stable view of performance over time, NFFO reflects an $(8.5) million and $9.5 million adjustment in the three months ended March 31, 2026 and 2025, respectively, to arrive at total share-based compensation expense using grant date fair value for all awards (including cash-settled awards) of $9.0 million and $8.1 million for the three months ended March 31, 2026 and 2025, respectively. (B) Includes revenue accrued during the period but not received in cash, such as deferred rent, payment-in-kind (“PIK”) interest or other accruals. (C) Includes cash received to satisfy previously accrued non-cash revenue, such as the cash receipt of previously deferred rent or PIK interest. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 6 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT SUMMARY Debt Instrument 2026 Secured Credit Facility Revolver(A)(B) 2027 Secured Term Loan 0.993% Notes Due 2026 (€500M)(B) 5.000% Notes Due 2027 3.692% Notes Due 2028 (£600M)(B) 4.625% Notes Due 2029 3.375% Notes Due 2030 (£350M)(B) 3.500% Notes Due 2031 7.000% Secured Notes Due 2032 (€1B)(B) 8.500% Secured Notes Due 2032 2034 Secured GBP Term Loan (£631M)(B) Debt issuance costs and discount Rate Type Rate Balance Variable 5.026% $    665,577 Variable 6.018%    200,000 Fixed 0.993%    577,650 Fixed 5.000%    1,400,000 Fixed 3.692%    793,620 Fixed 4.625%    900,000 Fixed 3.375%    462,945 Fixed 3.500%    1,300,000 Fixed 7.000%    1,155,300 Fixed 8.500%    1,500,000 Fixed 6.877%    835,126 $ 9,790,218    (127,559) Weighted average rate 5.363% $ 9,662,659 Variable 9% Fixed 91% (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. $200 million was repaid on April 1, 2026. (B) Non-USD denominated debt converted to U.S. dollars at March 31, 2026. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 7 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT MATURITIES Year Senior Notes Term Loans/Revolver Total Debt % of Total 2026 $ 577,650 $ 665,577 (A) $ 1,243,227 12.7% 2027 1,400,000 200,000 1,600,000 16.4% 2028 793,620—793,620 8.1% 2029 900,000—900,000 9.2% 2030 462,945—462,945 4.7% 2031 1,300,000— 1,300,000 13.3% 2032 2,655,300— 2,655,300 27.1% 2033 — —2034— 835,126 835,126 8.5% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT BY LOCAL CURRENCY Senior Notes Term Loans/Revolver Total Debt % of Total United States dollars $ 5,100,000 $ 685,000 $ 5,785,000 59.1% British pound sterling 1,256,565 835,126 2,091,691 21.4% Euros 1,732,950 115,530 1,848,480 18.9% Swiss francs— 65,047 65,047 0.6% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT METRICS (B) For the Three Months Ended March 31, 2026 Adjusted Net Debt to Annualized EBITDA re Ratios: Adjusted Net Debt $ 8,693,633 Adjusted Annualized EBITDAre $ 934,688 Adjusted Net Debt to Adjusted Annualized EBITDA re Ratio 9.3x Adjusted Net Debt $ 8,693,633 Transaction Adjusted Annualized EBITDAre $ 932,660 Adjusted Net Debt to Transaction Adjusted Annualized EBITDA re Ratio 9.3x Leverage Ratio: Unsecured Debt $ 5,434,215 Secured Debt 4,356,003 Total Debt $ 9,790,218 Total Gross Assets(C) $ 16,475,959 Financial Leverage 59.4% Interest Coverage Ratio: Interest Expense $ 133,330 Capitalized Interest 2,179 Debt Costs Amortization (6,983) Total Interest $ 128,526 Adjusted EBITDAre $ 233,672 Adjusted Interest Coverage Ratio 1.8x (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. (B) Not intended to reflect covenants per debt agreements. (C) Total Gross Assets equals total assets plus real estate accumulated depreciation and amortization. See appendix for reconciliation of Non-GAAP financial measures. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 8 PORTFOLIO INFORMATION LEASE AND LOAN MATURITY SCHEDULE (A) (As of March 31, 2026) ($ amounts in thousands) (B) (C) (D) Percentage of Total Years of Maturities Total Properties Base Rent/Interest Base Rent/Interest 2026 1 $ 234 0.0% 2027 1 3,782 0.3% 2028 5 7,981 0.7% 2029 4 16,422 1.5% 2030 10 7,301 0.7% 2031 4 4,925 0.4% 2032 21 62,251 5.6% 2033 5 6,201 0.6% 2034 4 21,343 1.9% 2035 7 27,002 2.4% Thereafter 302 962,740 85.9% 364 # $ 1,120,182 100.0% Percentage of total base rent/interest 100% 90% 85.9% 80% 70% 60% 50% 40% 30% 20% 10% 5.6% 0.3% 0.7% 1.5% 0.7% 0.4% 0.6% 1.9% 2.4% 0.0% 0% (A) Schedule includes leases and mortgage loans and related terms as of March 31, 2026. (B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal or other options provided for in our agreements. (C) Reflects all properties, including those that are part of joint ventures, except vacant properties (less than 1% of total assets), facilities that are under development, and transitioning properties. (D) Represents base rent/interest income contractually owed per the lease/loan agreements on an annualized basis as of period end (including foreign currency exchange rates) but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues), or any reserves or write-offs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 9 PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY ASSET TYPE (March 31, 2026) ($ amounts in thousands) Total Percentage of    Q1 2026 Percentage of Asset Types Properties (A) Assets Total Assets Revenues Q1 2026 Revenues General Acute Care Hospitals 162 $ 8,673,783 58.8% $ 156,194 62.0% Behavioral Health Facilities 68 2,407,964 16.3% 55,575 22.0% Post Acute Care Facilities 128 1,668,629 11.3% 38,370 15.2% Freestanding ER/Urgent Care Facilities 20 101,423 0.7% 1,926 0.8% Other —1,910,878 12.9% — Total 378 $ 14,762,677 100.0% $ 252,065 100.0% TOTAL ASSETS BY ASSET TYPE TOTAL REVENUES BY ASSET TYPE 13% 1% 1% General Acute Care Hospitals 15% 11% Behavioral Health Facilities 59% Post Acute Care Facilities 22% 62% 16% Freestanding ER/Urgent Care Facilities Other DOMESTIC ASSETS BY ASSET TYPE DOMESTIC REVENUES BY ASSET TYPE 14% 1% 1% General Acute Care Hospitals Behavioral Health Facilities 22% 13% 60% Post Acute Care Facilities 60% 17% 12% Freestanding ER/Urgent Care Facilities Other Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 10 PORTFOLIO INFORMATION TOTAL ASSETS—LARGEST INDIVIDUAL FACILITY (March 31, 2026) Largest Individual    Operators Facility as a Percentage of Total Assets(A) Circle Health 1.3% Priory Group 0.9% Healthcare Systems of America 1.8% Swiss Medical Network 1.8% Lifepoint Behavioral Health 0.5% 46 operators 1.6% Largest Individual Facility Investment is Less Than 2% of MPT Investment Portfolio TOTAL ASSETS AND REVENUES BY OPERATOR (March 31, 2026) ($ amounts in thousands) COMPREHENSIVE PROPERTY-LEVEL UNDERWRITING FRAMEWORK MPT invests in real estate, not the consolidated financial performance of its tenants. Each facility is underwritten for characteristics that make the infrastructure attractive to any experienced, competent operator—not just the current tenant. If we have underwritten these correctly, then coupled with our absolute net master lease structure, our real estate will be attractive to a replacement operator, should we find it necesssary to transition. Such underwriting characteristics include: Physical Quality Financial Demographics Competition and Market Total Percentage of    Q1 2026 Percentage of Operators Properties (A) Assets Total Assets Revenues Q1 2026 Revenues Circle Health 36 $ 2,069,009 14.0% $ 54,961 21.8% Priory Group 37 1,273,725 8.6% 27,496 10.9% Healthcare Systems of America 8 1,209,459 8.2% 17,406 6.9% Swiss Medical Network 19 868,978 5.9% 991 0.4% Lifepoint Behavioral Health 19 806,344 5.5% 21,346 8.5% MEDIAN 82 687,771 4.6% 9,022 3.6% Ernest Health 28 615,836 4.2% 19,231 7.6% NOR Healthcare Systems 6 528,525 3.6% — -Lifepoint Health 8 453,236 3.1% 15,434 6.1% Ramsay Health Care 8 395,899 2.7% 6,797 2.7% 41 operators 127 3,943,017 26.7% 79,381 31.5% Other    — 1,910,878 12.9% — —Total 378 $ 14,762,677 100.0% $ 252,065 100.0% (A) Reflects total assets on our consolidated balance sheets. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 11 PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY U.S. STATE AND COUNTRY (March 31, 2026) ($ amounts in thousands) Total Percentage of    Q1 2026 Percentage of U.S. States and Other Countries Properties (A) Assets Total Assets Revenues Q1 2026 Revenues Texas 43 $ 1,403,311 9.5% $ 27,015 10.7% California 17 1,024,998 7.0% 15,324 6.1% Florida 6 832,712 5.6% 11,308 4.5% Arizona 8 329,471 2.2% 9,496 3.8% Ohio 9 317,842 2.2% 6,507 2.6% 25 Other States 71 2,422,158 16.4% 65,211 25.8% Other—1,046,367 7.1% — United States 154 $ 7,376,859 50.0% $ 134,861 53.5% United Kingdom 92 $ 4,084,982 27.7% $ 96,396 38.2% Switzerland 19 868,978 5.9% 991 0.4% Germany 86 761,421 5.1% 11,265 4.5% Spain 9 306,718 2.1% 3,291 1.3% Other Countries 18 499,208 3.4% 5,261 2.1% Other —864,511 5.8% — International 224 $ 7,385,818 50.0% $ 117,204 46.5% Total 378 $ 14,762,677 100.0% $ 252,065 100.0% Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. TOTAL ASSETS BY COUNTRY TOTAL REVENUES BY COUNTRY 6% 1% 2% 3% 1% 2% United States 4% 5% United Kingdom 6% Switzerland 50% Germany 38% 54% Spain 28% Other Countries Other ASSETS BY U.S. STATE REVENUES BY U.S. STATE Texas 7% 10% California 11% Florida Arizona 26% 7% 6% 16% Ohio 25 Other States 4% 2% 2% 6% Other 4% 3% MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 12 PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM(A)(B) RENT COVERAGE YoY and SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE EBITDARM Rent Coverage 3.50x 3.0x 3.00x 3.0x 2.9x 2.6x 2.50x 2.5x 2.5x 2.4x 2.2x 2.0x 2.00x 1.9x 1.7x 1.5x 1.50x 1.00x 0.50x 0.00x General Acute Care Hospitals Post Acute Care Facilities (C) Behavioral Health Total Portfolio Facilities (D) Q4 2024 TTM Q3 2025 TTM Q4 2025 TTM % of Total Assets(E) 58.8% 11.3% 16.3% 86.4% Notes: All data presented is on a trailing twelve month (“TTM”) basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and December 31, 2025. (A) EBITDARM is facility-level earnings before interest, taxes, depreciation, amortization, rent and management fees. EBITDARM includes normal GAAP expensed maintenance and repair costs. EBITDARM does not give effect for capitalized expenditures that extend the life or improve the facility and equipment to increase revenues at the facility. The majority of these types of capital expenditures are financed and do not have an immediate cash impact. MPT’s rent has priority and is not subordinate to capitalized expenses. In addition, EBITDARM does not represent property net income or cash flows from operations and should not be considered an alternative to those indicators. EBITDARM figures utilized in calculating coverages presented are based on financial information provided by MPT’s tenants. Where MPT owns assets through unconsolidated joint ventures, MPT’s proportionate share of EBITDARM and Rent is included. MPT has not independently verified this information, but has no reason to believe this information is inaccurate in any material respect. TTM Coverages are calculated based on actual, unadjusted EBITDARM results as presented in tenant financial reporting and cash rent paid to MPT, except as noted below.—EBITDARM figures for California hospitals include amounts expected to be received under the Hospital Quality Assurance Fee (“HQAF”) Program 8. The HQAF amounts are based on the current payment model from the California Hospital Association which was approved by CMS on December 19, 2023. (B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include operators whose data is not required, available, or re-tenanted during 2024-2025. (C) Post Acute Care Facilities property type includes both Inpatient Rehabilitation Hospitals and Long Term Acute Care Hospitals. (D) We have revised our allocated central costs for Priory Group to better reflect retrospective, recent, and future facility-level actual performance. On a retrospective basis, these changes reduce trailing twelve-month coverage by 40 bps for Priory Group and 20 bps for the Behavioral Health property type, with no impact on the consolidated portfolio. (E) Reflects percentage of total assets on March 31, 2026 balance sheet. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 13 PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM RENT COVERAGE EBITDARM RENT COVERAGE: OPERATORS WITH PROPERTY-LEVEL REPORTING Net Investment (B) Tenant (A) Primary Property Type TTM EBITDARM Rent Coverage (in thousands) Priory Group $ 1,227,881 Behavioral 1.6x MEDIAN 659,360 Post Acute 2.3x Ernest Health 615,836 Post Acute 2.5x Swiss Medical Network 595,630 General Acute 1.9x Aspris Children’s Services 242,414 Behavioral 2.1x Surgery Partners 223,470 General Acute 5.8x Pipeline Health System 194,900 General Acute 2.8x Vibra Healthcare 152,198 Post Acute 3.0x Prime Healthcare 155,807 General Acute 2.4x IMED Hospitales 131,279 General Acute 1.9x Other Reporting Tenants 573,928 Various 2.9x Total $ 4,772,703 2.5x Net Investment Tenant (A) Primary Property Type TTM EBITDARM Rent Coverage (in thousands) International Operator 1 $ 2,023,378 General Acute 2.6x Domestic Operator 1 453,236 General Acute 2.0x Domestic Operator 2 259,010 General Acute 2.6x Domestic Operator 3 806,344 Behavioral 1.2x Domestic Operator 4 78,944 General Acute 9.4x Total $ 3,620,912 2.5x PROPERTY-LEVEL REPORTING NOT REQUIRED AND/OR NOT AVAILABLE Net Investment Tenant (A) Primary Property Type (in thousands) Healthcare Systems of America $ 1,115,328 General Acute NOR Healthcare Systems 505,181 General Acute Ramsay Health Care 395,899 General Acute Pihlajalinna 215,630 General Acute CommonSpirit Health 169,269 General Acute Quorum Health 117,660 General Acute HonorHealth 131,129 General Acute Saint Luke’s—Kansas City 117,973 General Acute NHS 85,482 General Acute Select Medical 52,664 Post Acute Insight Health 48,925 General Acute NeuroPsychiatric Hospitals 25,563 Behavioral Community Health Systems 23,987 General Acute Tenor Health 19,215 General Acute AHRK Holdings    7,537 General Acute Total $ 3,031,442 Comments U.S. hospital operator with eight community hospitals across three states U.S. hospital operator with six general acute hospitals in California One of the largest healthcare operators in the world; Parent guaranty; Investment grade-rated One of Finland’s leading providers of social and health services One of the largest nonprofit healthcare operators in the U.S.; Investment grade-rated U.S. hospital operator with eleven community hospitals across nine states One of Arizona’s largest nonprofit healthcare systems; Investment grade-rated U.S. hospital operator with investment grade-rating and largest nonprofit healthcare organization in Missouri Single-payor government entity in UK Publicly-traded and one of the largest post acute operators in the U.S. U.S. hospital operator with eight medical centers across four states U.S. hospital operator with nine behavioral health hospitals; Parent guaranty Publicly-traded U.S. hospital operator U.S. hospital operator focused on turnaround opportunities U.S. hospital operator with two community hospitals in Texas Above data represents approximately 91% of MPT Total Real Estate Investment Notes: All data presented is on a trailing twelve month (“TTM”) basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and December 31, 2025. (A) Investment figures exclude equity investments, non-real estate loans, freestanding ER/urgent care facilities, and facilities under development. (B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include operators whose data is not required, available, or re-tenanted during 2024-2025. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 14 PORTFOLIO INFORMATION SUMMARY OF ACTIVE DEVELOPMENTS AND CAPITAL ADDITION PROJECTS AS OF March 31, 2026(A) (Amounts in thousands) Costs Incurred as of    Estimated Construction Operator Location Commitment Cost Remaining March 31, 2026 Completion Date IMED Spain $ 42,780 $ 42,594 $    186 2Q26 IMED Spain 65,952    49,820    16,132 4Q26 Healthcare Systems of America Florida 43,500    4,421    39,079 2Q27 NOR Healthcare Systems California 24,333 289    24,044 3Q27 Other Various 554 210 344 2Q26 $ 177,119 $ 97,334 $ 79,785 (A) In addition to the above projects, the costs of which will be included in lease bases upon which the lessees will pay rent, we are constructing two hospitals for which there is no presently-identified lessee; these projects were both originally planned to be operated by a former tenant. We have completed construction to the stage where the building is “weathered in” and environmentally secure so as to physically protect our investment while we actively market the hospitals for sale or lease. As of March 31, 2026, we estimate that the cost of additional construction that we believe will be more efficient if completed in the near term (such as electing to accelerate completion of a parking structure at one hospital), approximates between $5 million and $10 million. If we agree to lease terms for any prospective tenant, we expect such terms will include construction specifications of such prospective lessee, and we may elect to fund such completion for addition to the final lease base upon which we would be paid rent. Alternatively, we may elect to sell one or both of the facilities, in which case we would not expect to incur material additional costs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026

QUARTERLY SUPPLEMENTAL 1Q 2026 AT THE VERY HEART OF HEALTHCARE.® [Graphic Appears Here] [Graphic Appears Here] COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Funds from Operations 6 Debt Summary 7 Debt Maturities and Debt Metrics 8 PORTFOLIO INFORMATION Lease and Loan Maturity Schedule 9 Total Assets and Revenues    by Asset Type, Operator, State and Country 10 Rent Coverage 13 Summary of Active Developments    and Capital Addition Projects 15 FINANCIAL STATEMENTS Consolidated Statements of Income 16 Consolidated Balance Sheets 17 Investments in Unconsolidated Real Estate    Joint Ventures 18    Investments in Unconsolidated Operating Entities 19 Appendix—Non-GAAP Reconciliations 20 FORWARD-LOOKING STATEMENTS This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, prospects, industry, asset sales, tenant conditions and anticipated rent. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that projected rents may be lower than anticipated or realized later than expected; (ii) the risk that the timing, outcome and terms of Prospect’s causes of action, that is collateral for DIP and other fundings that remain outstanding, will not be consistent with those anticipated by the Company; (iii) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (iv) the risk that previously announced or contemplated property sales, loan repayments, and other capital recycling transactions do not occur as anticipated or at all; (v) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a reasonable time period or at all; (vi) MPT’s ability to obtain or modify the terms of debt financing on attractive terms or at all, as a result of changes in interest rates and other factors, which may adversely impact our ability to pay down, refinance, restructure or extend our indebtedness, including extending our 2026 credit facility, as it becomes due, or pursue acquisition and development opportunities; (vii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (viii) the ability of our tenants and operators to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (ix) the risk that we are unable to monetize our investments in certain tenants at full value within a reasonable time period or at all; (x) the risk that the operations of our tenants will be negatively impacted by changes to Medicaid funding introduced by the OBBBA; and (xi) the risks and uncertainties of litigation or other regulatory proceedings. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and as may be updated in our other filings with the SEC. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned not to place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made. Pictured above: Carrollton Springs—Operated by Lifepoint Behavioral Health—Carrollton Springs, Texas. On the cover: IMED Alicante – Leased by IMED Hospitales – Alicante, Spain. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 2 COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world’s largest owners of hospital real estate. As of March 31, 2026. MPT’s financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations. 378 51 ~38,000 30 9 properties operators hospital beds U.S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 3 MPT Oﬃcers Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer J. Kevin Hanna Senior Vice President, Controller and Chief Accounting Officer Rosa H. Williams Senior Vice President of Operations and Secretary Larry H. Portal Senior Vice President, Senior Advisor to the CEO Charles R. Lambert Senior Vice President of Finance and Treasurer R. Lucas Savage Vice President, Head of Global Acquisitions Board of Directors Corporate Headquarters Edward K. Aldag, Jr. G. Steven Dawson Medical Properties Trust, Inc. R. Steven Hamner Caterina A. Mozingo 10500 Liberty Parkway Emily W. Murphy Birmingham, AL 35242 Elizabeth N. Pitman D. Paul Sparks, Jr. (205) 969-3755 | (205) 969-3756 (fax) Michael G. Stewart C. Reynolds Thompson, III MPT.com MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 4 INVESTOR RELATIONS Contact Charles Lambert, Senior Vice President of Finance and Treasurer (205) 397-8897 or clambert@mpt.com Transfer Stock Exchange Agent Listing and Trading Symbol Equniti Trust Company, LLC New York Stock Exchange 28 Liberty Street, Floor 53 (NYSE): MPT New York, NY 10005 https://equiniti.com/us Pictured above: Hackensack Meridian Mountainside Medical Center—Newark, New Jersey. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 5 FINANCIAL INFORMATION RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended March 31, 2026 March 31, 2025 FFO INFORMATION: Net income (loss) attributable to MPT common stockholders $ 32,827 $ (118,275) Participating securities’ share in earnings (461)    (117) Net income (loss), less participating securities’ share in earnings $ 32,366 $ (118,392) Depreciation and amortization 85,882 76,891 Loss (gain) on sale of real estate 2,016 (8,059) Real estate impairment charges 9,037 65,683 Funds from operations $ 129,301 $ 16,123 Other impairment charges, net 10,469 13,898 Litigation, bankruptcy and other costs 1,632 10,047 Share-based compensation (fair value adjustments) (A) (8,462) 9,527 Non-cash fair value adjustments (5,568) 26,609 Tax rate changes and other (45,155) 1,102 Debt refinancing and unutilized financing costs    — 3,796 Normalized funds from operations $ 82,217 $ 81,102 Certain non-cash and related recovery information: Share-based compensation (A) $ 9,035 $ 8,138 Debt costs amortization $ 7,547 $ 6,006 Non-cash rent and interest revenue (B) $ 348 $ -Cash recoveries of non-cash rent and interest revenue (C) $ 210 $ 526 Straight-line rent revenue from operating and finance leases $ (36,479) $ (42,619) PER DILUTED SHARE DATA: Net income (loss), less participating securities’ share in earnings $ 0.05 $ (0.20) Depreciation and amortization 0.15 0.13 Loss (gain) on sale of real estate    — (0.01) Real estate impairment charges 0.02 0.11 Funds from operations $ 0.22 $ 0.03 Other impairment charges, net 0.02 0.02 Litigation, bankruptcy and other costs    —0.02 Share-based compensation (fair value adjustments) (A) (0.01) 0.02 Non-cash fair value adjustments (0.01) 0.04 Tax rate changes and other (0.08)    -Debt refinancing and unutilized financing costs    —0.01 Normalized funds from operations $ 0.14 $ 0.14 Certain non-cash and related recovery information: Share-based compensation (A) $ 0.02 $ 0.01 Debt costs amortization (B) $ 0.01 $ 0.01 Non-cash rent and interest revenue $—$ -Cash recoveries of non-cash rent and interest revenue (C) $—$ -Straight-line rent revenue from operating and finance leases $ (0.06) $ (0.07) Notes: Investors and analysts following the real estate industry utilize funds from operations (“FFO”) as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts,orNareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization, including amortization related to in-place lease intangibles, and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the Nareit definition, we disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs (if any not paid by our tenants) to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. Theseamounts areincludedwith all activity of our equity interests in the “Earnings from equity interests” line on the consolidated statements of income. (A) Total share-based compensation expense for GAAP purposes is $0.6 million and $17.7 million for the three months ended March 31, 2026 and 2025, respectively (including certain awards that are to be settled in cash). Cash-settled awards are typically recorded in accordance with GAAP at fair value and measured at each balance sheet date until settlement. The resulting fluctuations, which are primarily driven by changes in our stock price rather than operational performance, can introduce significant volatility in our earnings. To enhance comparability and provide a more stable view of performance over time, NFFO reflects an $(8.5) million and $9.5 million adjustment in the three months ended March 31, 2026 and 2025, respectively, to arrive at total share-based compensation expense using grant date fair value for all awards (including cash-settled awards) of $9.0 million and $8.1 million for the three months ended March 31, 2026 and 2025, respectively. (B) Includes revenue accrued during the period but not received in cash, such as deferred rent, payment-in-kind (“PIK”) interest or other accruals. (C) Includes cash received to satisfy previously accrued non-cash revenue, such as the cash receipt of previously deferred rent or PIK interest. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 6 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT SUMMARY Debt Instrument 2026 Secured Credit Facility Revolver(A)(B) 2027 Secured Term Loan 0.993% Notes Due 2026 (€500M)(B) 5.000% Notes Due 2027 3.692% Notes Due 2028 (£600M)(B) 4.625% Notes Due 2029 3.375% Notes Due 2030 (£350M)(B) 3.500% Notes Due 2031 7.000% Secured Notes Due 2032 (€1B)(B) 8.500% Secured Notes Due 2032 2034 Secured GBP Term Loan (£631M)(B) Debt issuance costs and discount Rate Type Rate Balance Variable 5.026% $    665,577 Variable 6.018%    200,000 Fixed 0.993%    577,650 Fixed 5.000%    1,400,000 Fixed 3.692%    793,620 Fixed 4.625%    900,000 Fixed 3.375%    462,945 Fixed 3.500%    1,300,000 Fixed 7.000%    1,155,300 Fixed 8.500%    1,500,000 Fixed 6.877%    835,126 $ 9,790,218    (127,559) Weighted average rate 5.363% $ 9,662,659 Variable 9% Fixed 91% (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. $200 million was repaid on April 1, 2026. (B) Non-USD denominated debt converted to U.S. dollars at March 31, 2026. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 7 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT MATURITIES Year Senior Notes Term Loans/Revolver Total Debt % of Total 2026 $ 577,650 $ 665,577 (A) $ 1,243,227 12.7% 2027 1,400,000 200,000 1,600,000 16.4% 2028 793,620—793,620 8.1% 2029 900,000—900,000 9.2% 2030 462,945—462,945 4.7% 2031 1,300,000— 1,300,000 13.3% 2032 2,655,300— 2,655,300 27.1% 2033 — —2034— 835,126 835,126 8.5% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT BY LOCAL CURRENCY Senior Notes Term Loans/Revolver Total Debt % of Total United States dollars $ 5,100,000 $ 685,000 $ 5,785,000 59.1% British pound sterling 1,256,565 835,126 2,091,691 21.4% Euros 1,732,950 115,530 1,848,480 18.9% Swiss francs— 65,047 65,047 0.6% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT METRICS (B) For the Three Months Ended March 31, 2026 Adjusted Net Debt to Annualized EBITDA re Ratios: Adjusted Net Debt $ 8,693,633 Adjusted Annualized EBITDAre $ 934,688 Adjusted Net Debt to Adjusted Annualized EBITDA re Ratio 9.3x Adjusted Net Debt $ 8,693,633 Transaction Adjusted Annualized EBITDAre $ 932,660 Adjusted Net Debt to Transaction Adjusted Annualized EBITDA re Ratio 9.3x Leverage Ratio: Unsecured Debt $ 5,434,215 Secured Debt 4,356,003 Total Debt $ 9,790,218 Total Gross Assets(C) $ 16,475,959 Financial Leverage 59.4% Interest Coverage Ratio: Interest Expense $ 133,330 Capitalized Interest 2,179 Debt Costs Amortization (6,983) Total Interest $ 128,526 Adjusted EBITDAre $ 233,672 Adjusted Interest Coverage Ratio 1.8x (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. (B) Not intended to reflect covenants per debt agreements. (C) Total Gross Assets equals total assets plus real estate accumulated depreciation and amortization. See appendix for reconciliation of Non-GAAP financial measures. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 8 PORTFOLIO INFORMATION LEASE AND LOAN MATURITY SCHEDULE (A) (As of March 31, 2026) ($ amounts in thousands) (B) (C) (D) Percentage of Total Years of Maturities Total Properties Base Rent/Interest Base Rent/Interest 2026 1 $ 234 0.0% 2027 1 3,782 0.3% 2028 5 7,981 0.7% 2029 4 16,422 1.5% 2030 10 7,301 0.7% 2031 4 4,925 0.4% 2032 21 62,251 5.6% 2033 5 6,201 0.6% 2034 4 21,343 1.9% 2035 7 27,002 2.4% Thereafter 302 962,740 85.9% 364 # $ 1,120,182 100.0% Percentage of total base rent/interest 100% 90% 85.9% 80% 70% 60% 50% 40% 30% 20% 10% 5.6% 0.3% 0.7% 1.5% 0.7% 0.4% 0.6% 1.9% 2.4% 0.0% 0% (A) Schedule includes leases and mortgage loans and related terms as of March 31, 2026. (B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal or other options provided for in our agreements. (C) Reflects all properties, including those that are part of joint ventures, except vacant properties (less than 1% of total assets), facilities that are under development, and transitioning properties. (D) Represents base rent/interest income contractually owed per the lease/loan agreements on an annualized basis as of period end (including foreign currency exchange rates) but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues), or any reserves or write-offs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 9 PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY ASSET TYPE (March 31, 2026) ($ amounts in thousands) Total Percentage of    Q1 2026 Percentage of Asset Types Properties (A) Assets Total Assets Revenues Q1 2026 Revenues General Acute Care Hospitals 162 $ 8,673,783 58.8% $ 156,194 62.0% Behavioral Health Facilities 68 2,407,964 16.3% 55,575 22.0% Post Acute Care Facilities 128 1,668,629 11.3% 38,370 15.2% Freestanding ER/Urgent Care Facilities 20 101,423 0.7% 1,926 0.8% Other —1,910,878 12.9% — Total 378 $ 14,762,677 100.0% $ 252,065 100.0% TOTAL ASSETS BY ASSET TYPE TOTAL REVENUES BY ASSET TYPE 13% 1% 1% General Acute Care Hospitals 15% 11% Behavioral Health Facilities 59% Post Acute Care Facilities 22% 62% 16% Freestanding ER/Urgent Care Facilities Other DOMESTIC ASSETS BY ASSET TYPE DOMESTIC REVENUES BY ASSET TYPE 14% 1% 1% General Acute Care Hospitals Behavioral Health Facilities 22% 13% 60% Post Acute Care Facilities 60% 17% 12% Freestanding ER/Urgent Care Facilities Other Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 10 PORTFOLIO INFORMATION TOTAL ASSETS—LARGEST INDIVIDUAL FACILITY (March 31, 2026) Largest Individual    Operators Facility as a Percentage of Total Assets(A) Circle Health 1.3% Priory Group 0.9% Healthcare Systems of America 1.8% Swiss Medical Network 1.8% Lifepoint Behavioral Health 0.5% 46 operators 1.6% Largest Individual Facility Investment is Less Than 2% of MPT Investment Portfolio TOTAL ASSETS AND REVENUES BY OPERATOR (March 31, 2026) ($ amounts in thousands) COMPREHENSIVE PROPERTY-LEVEL UNDERWRITING FRAMEWORK MPT invests in real estate, not the consolidated financial performance of its tenants. Each facility is underwritten for characteristics that make the infrastructure attractive to any experienced, competent operator—not just the current tenant. If we have underwritten these correctly, then coupled with our absolute net master lease structure, our real estate will be attractive to a replacement operator, should we find it necesssary to transition. Such underwriting characteristics include: Physical Quality Financial Demographics Competition and Market Total Percentage of    Q1 2026 Percentage of Operators Properties (A) Assets Total Assets Revenues Q1 2026 Revenues Circle Health 36 $ 2,069,009 14.0% $ 54,961 21.8% Priory Group 37 1,273,725 8.6% 27,496 10.9% Healthcare Systems of America 8 1,209,459 8.2% 17,406 6.9% Swiss Medical Network 19 868,978 5.9% 991 0.4% Lifepoint Behavioral Health 19 806,344 5.5% 21,346 8.5% MEDIAN 82 687,771 4.6% 9,022 3.6% Ernest Health 28 615,836 4.2% 19,231 7.6% NOR Healthcare Systems 6 528,525 3.6% — -Lifepoint Health 8 453,236 3.1% 15,434 6.1% Ramsay Health Care 8 395,899 2.7% 6,797 2.7% 41 operators 127 3,943,017 26.7% 79,381 31.5% Other    — 1,910,878 12.9% — —Total 378 $ 14,762,677 100.0% $ 252,065 100.0% (A) Reflects total assets on our consolidated balance sheets. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 11 PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY U.S. STATE AND COUNTRY (March 31, 2026) ($ amounts in thousands) Total Percentage of    Q1 2026 Percentage of U.S. States and Other Countries Properties (A) Assets Total Assets Revenues Q1 2026 Revenues Texas 43 $ 1,403,311 9.5% $ 27,015 10.7% California 17 1,024,998 7.0% 15,324 6.1% Florida 6 832,712 5.6% 11,308 4.5% Arizona 8 329,471 2.2% 9,496 3.8% Ohio 9 317,842 2.2% 6,507 2.6% 25 Other States 71 2,422,158 16.4% 65,211 25.8% Other—1,046,367 7.1% — United States 154 $ 7,376,859 50.0% $ 134,861 53.5% United Kingdom 92 $ 4,084,982 27.7% $ 96,396 38.2% Switzerland 19 868,978 5.9% 991 0.4% Germany 86 761,421 5.1% 11,265 4.5% Spain 9 306,718 2.1% 3,291 1.3% Other Countries 18 499,208 3.4% 5,261 2.1% Other —864,511 5.8% — International 224 $ 7,385,818 50.0% $ 117,204 46.5% Total 378 $ 14,762,677 100.0% $ 252,065 100.0% Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. TOTAL ASSETS BY COUNTRY TOTAL REVENUES BY COUNTRY 6% 1% 2% 3% 1% 2% United States 4% 5% United Kingdom 6% Switzerland 50% Germany 38% 54% Spain 28% Other Countries Other ASSETS BY U.S. STATE REVENUES BY U.S. STATE Texas 7% 10% California 11% Florida Arizona 26% 7% 6% 16% Ohio 25 Other States 4% 2% 2% 6% Other 4% 3% MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 12 PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM(A)(B) RENT COVERAGE YoY and SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE EBITDARM Rent Coverage 3.50x 3.0x 3.00x 3.0x 2.9x 2.6x 2.50x 2.5x 2.5x 2.4x 2.2x 2.0x 2.00x 1.9x 1.7x 1.5x 1.50x 1.00x 0.50x 0.00x General Acute Care Hospitals Post Acute Care Facilities (C) Behavioral Health Total Portfolio Facilities (D) Q4 2024 TTM Q3 2025 TTM Q4 2025 TTM % of Total Assets(E) 58.8% 11.3% 16.3% 86.4% Notes: All data presented is on a trailing twelve month (“TTM”) basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and December 31, 2025. (A) EBITDARM is facility-level earnings before interest, taxes, depreciation, amortization, rent and management fees. EBITDARM includes normal GAAP expensed maintenance and repair costs. EBITDARM does not give effect for capitalized expenditures that extend the life or improve the facility and equipment to increase revenues at the facility. The majority of these types of capital expenditures are financed and do not have an immediate cash impact. MPT’s rent has priority and is not subordinate to capitalized expenses. In addition, EBITDARM does not represent property net income or cash flows from operations and should not be considered an alternative to those indicators. EBITDARM figures utilized in calculating coverages presented are based on financial information provided by MPT’s tenants. Where MPT owns assets through unconsolidated joint ventures, MPT’s proportionate share of EBITDARM and Rent is included. MPT has not independently verified this information, but has no reason to believe this information is inaccurate in any material respect. TTM Coverages are calculated based on actual, unadjusted EBITDARM results as presented in tenant financial reporting and cash rent paid to MPT, except as noted below.—EBITDARM figures for California hospitals include amounts expected to be received under the Hospital Quality Assurance Fee (“HQAF”) Program 8. The HQAF amounts are based on the current payment model from the California Hospital Association which was approved by CMS on December 19, 2023. (B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include operators whose data is not required, available, or re-tenanted during 2024-2025. (C) Post Acute Care Facilities property type includes both Inpatient Rehabilitation Hospitals and Long Term Acute Care Hospitals. (D) We have revised our allocated central costs for Priory Group to better reflect retrospective, recent, and future facility-level actual performance. On a retrospective basis, these changes reduce trailing twelve-month coverage by 40 bps for Priory Group and 20 bps for the Behavioral Health property type, with no impact on the consolidated portfolio. (E) Reflects percentage of total assets on March 31, 2026 balance sheet. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 13 PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM RENT COVERAGE EBITDARM RENT COVERAGE: OPERATORS WITH PROPERTY-LEVEL REPORTING Net Investment (B) Tenant (A) Primary Property Type TTM EBITDARM Rent Coverage (in thousands) Priory Group $ 1,227,881 Behavioral 1.6x MEDIAN 659,360 Post Acute 2.3x Ernest Health 615,836 Post Acute 2.5x Swiss Medical Network 595,630 General Acute 1.9x Aspris Children’s Services 242,414 Behavioral 2.1x Surgery Partners 223,470 General Acute 5.8x Pipeline Health System 194,900 General Acute 2.8x Vibra Healthcare 152,198 Post Acute 3.0x Prime Healthcare 155,807 General Acute 2.4x IMED Hospitales 131,279 General Acute 1.9x Other Reporting Tenants 573,928 Various 2.9x Total $ 4,772,703 2.5x Net Investment Tenant (A) Primary Property Type TTM EBITDARM Rent Coverage (in thousands) International Operator 1 $ 2,023,378 General Acute 2.6x Domestic Operator 1 453,236 General Acute 2.0x Domestic Operator 2 259,010 General Acute 2.6x Domestic Operator 3 806,344 Behavioral 1.2x Domestic Operator 4 78,944 General Acute 9.4x Total $ 3,620,912 2.5x PROPERTY-LEVEL REPORTING NOT REQUIRED AND/OR NOT AVAILABLE Net Investment Tenant (A) Primary Property Type (in thousands) Healthcare Systems of America $ 1,115,328 General Acute NOR Healthcare Systems 505,181 General Acute Ramsay Health Care 395,899 General Acute Pihlajalinna 215,630 General Acute CommonSpirit Health 169,269 General Acute Quorum Health 117,660 General Acute HonorHealth 131,129 General Acute Saint Luke’s—Kansas City 117,973 General Acute NHS 85,482 General Acute Select Medical 52,664 Post Acute Insight Health 48,925 General Acute NeuroPsychiatric Hospitals 25,563 Behavioral Community Health Systems 23,987 General Acute Tenor Health 19,215 General Acute AHRK Holdings    7,537 General Acute Total $ 3,031,442 Comments U.S. hospital operator with eight community hospitals across three states U.S. hospital operator with six general acute hospitals in California One of the largest healthcare operators in the world; Parent guaranty; Investment grade-rated One of Finland’s leading providers of social and health services One of the largest nonprofit healthcare operators in the U.S.; Investment grade-rated U.S. hospital operator with eleven community hospitals across nine states One of Arizona’s largest nonprofit healthcare systems; Investment grade-rated U.S. hospital operator with investment grade-rating and largest nonprofit healthcare organization in Missouri Single-payor government entity in UK Publicly-traded and one of the largest post acute operators in the U.S. U.S. hospital operator with eight medical centers across four states U.S. hospital operator with nine behavioral health hospitals; Parent guaranty Publicly-traded U.S. hospital operator U.S. hospital operator focused on turnaround opportunities U.S. hospital operator with two community hospitals in Texas Above data represents approximately 91% of MPT Total Real Estate Investment Notes: All data presented is on a trailing twelve month (“TTM”) basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and December 31, 2025. (A) Investment figures exclude equity investments, non-real estate loans, freestanding ER/urgent care facilities, and facilities under development. (B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include operators whose data is not required, available, or re-tenanted during 2024-2025. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 14 PORTFOLIO INFORMATION SUMMARY OF ACTIVE DEVELOPMENTS AND CAPITAL ADDITION PROJECTS AS OF March 31, 2026(A) (Amounts in thousands) Costs Incurred as of    Estimated Construction Operator Location Commitment Cost Remaining March 31, 2026 Completion Date IMED Spain $ 42,780 $ 42,594 $    186 2Q26 IMED Spain 65,952    49,820    16,132 4Q26 Healthcare Systems of America Florida 43,500    4,421    39,079 2Q27 NOR Healthcare Systems California 24,333 289    24,044 3Q27 Other Various 554 210 344 2Q26 $ 177,119 $ 97,334 $ 79,785 (A) In addition to the above projects, the costs of which will be included in lease bases upon which the lessees will pay rent, we are constructing two hospitals for which there is no presently-identified lessee; these projects were both originally planned to be operated by a former tenant. We have completed construction to the stage where the building is “weathered in” and environmentally secure so as to physically protect our investment while we actively market the hospitals for sale or lease. As of March 31, 2026, we estimate that the cost of additional construction that we believe will be more efficient if completed in the near term (such as electing to accelerate completion of a parking structure at one hospital), approximates between $5 million and $10 million. If we agree to lease terms for any prospective tenant, we expect such terms will include construction specifications of such prospective lessee, and we may elect to fund such completion for addition to the final lease base upon which we would be paid rent. Alternatively, we may elect to sell one or both of the facilities, in which case we would not expect to incur material additional costs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 15 FINANCIAL STATEMENTS CONSOLIDATED STATEMENTS OF INCOME (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended March 31, 2026 March 31, 2025 REVENUES Rent billed $ 197,520 $ 165,190 Straight-line rent 34,196 40,127 Income from financing leases 10,064 9,905 Interest and other income 10,285 8,577 Total revenues 252,065 223,799 EXPENSES Interest 133,330 115,801 Real estate depreciation and amortization 69,717 64,572 Property-related(A) 9,940 7,035 General and administrative 32,205 41,911 Total expenses 245,192 229,319 OTHER (EXPENSE) INCOME (Loss) gain on sale of real estate (790) 8,059 Real estate and other impairment charges, net (19,032) (76,102) Earnings from equity interests 15,739 13,986 Debt refinancing and unutilized financing costs    —(3,796) Other (including fair value adjustments on securities) (2,505) (45,206) Total other expense (6,588) (103,059) Income (loss) before income tax 285 (108,579) Income tax benefit (expense) 32,822 (9,437) Net income (loss) 33,107 (118,016) Net income attributable to non-controlling interests (280) (259) Net income (loss) attributable to MPT common stockholders $ 32,827 $ (118,275) EARNINGS PER COMMON SHARE—BASIC AND DILUTED Net income (loss) attributable to MPT common stockholders $ 0.05 $ (0 .20) WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC 597,715 600,594 WEIGHTED AVERAGE SHARES OUTSTANDING—DILUTED 597,715 600,594 $ — DIVIDENDS DECLARED PER COMMON SHARE $ 0.09 $ 0.08 (A) Includes $1.9 million and $1.9 million of ground lease and other expenses (such as property taxes and insurance) paid directly by us and reimbursed by our tenants for the three months ended March 31, 2026 and 2025, respectively. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026

QUARTERLY SUPPLEMENTAL 1Q 2026 AT THE VERY HEART OF HEALTHCARE.® [Graphic Appears Here] [Graphic Appears Here] COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Funds from Operations 6 Debt Summary 7 Debt Maturities and Debt Metrics 8 PORTFOLIO INFORMATION Lease and Loan Maturity Schedule 9 Total Assets and Revenues    by Asset Type, Operator, State and Country 10 Rent Coverage 13 Summary of Active Developments    and Capital Addition Projects 15 FINANCIAL STATEMENTS Consolidated Statements of Income 16 Consolidated Balance Sheets 17 Investments in Unconsolidated Real Estate    Joint Ventures 18    Investments in Unconsolidated Operating Entities 19 Appendix—Non-GAAP Reconciliations 20 FORWARD-LOOKING STATEMENTS This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, prospects, industry, asset sales, tenant conditions and anticipated rent. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that projected rents may be lower than anticipated or realized later than expected; (ii) the risk that the timing, outcome and terms of Prospect’s causes of action, that is collateral for DIP and other fundings that remain outstanding, will not be consistent with those anticipated by the Company; (iii) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (iv) the risk that previously announced or contemplated property sales, loan repayments, and other capital recycling transactions do not occur as anticipated or at all; (v) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a reasonable time period or at all; (vi) MPT’s ability to obtain or modify the terms of debt financing on attractive terms or at all, as a result of changes in interest rates and other factors, which may adversely impact our ability to pay down, refinance, restructure or extend our indebtedness, including extending our 2026 credit facility, as it becomes due, or pursue acquisition and development opportunities; (vii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (viii) the ability of our tenants and operators to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (ix) the risk that we are unable to monetize our investments in certain tenants at full value within a reasonable time period or at all; (x) the risk that the operations of our tenants will be negatively impacted by changes to Medicaid funding introduced by the OBBBA; and (xi) the risks and uncertainties of litigation or other regulatory proceedings. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and as may be updated in our other filings with the SEC. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned not to place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made. Pictured above: Carrollton Springs—Operated by Lifepoint Behavioral Health—Carrollton Springs, Texas. On the cover: IMED Alicante – Leased by IMED Hospitales – Alicante, Spain. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 2 COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world’s largest owners of hospital real estate. As of March 31, 2026. MPT’s financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations. 378 51 ~38,000 30 9 properties operators hospital beds U.S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 3 MPT Oﬃcers Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer J. Kevin Hanna Senior Vice President, Controller and Chief Accounting Officer Rosa H. Williams Senior Vice President of Operations and Secretary Larry H. Portal Senior Vice President, Senior Advisor to the CEO Charles R. Lambert Senior Vice President of Finance and Treasurer R. Lucas Savage Vice President, Head of Global Acquisitions Board of Directors Corporate Headquarters Edward K. Aldag, Jr. G. Steven Dawson Medical Properties Trust, Inc. R. Steven Hamner Caterina A. Mozingo 10500 Liberty Parkway Emily W. Murphy Birmingham, AL 35242 Elizabeth N. Pitman D. Paul Sparks, Jr. (205) 969-3755 | (205) 969-3756 (fax) Michael G. Stewart C. Reynolds Thompson, III MPT.com MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 4 INVESTOR RELATIONS Contact Charles Lambert, Senior Vice President of Finance and Treasurer (205) 397-8897 or clambert@mpt.com Transfer Stock Exchange Agent Listing and Trading Symbol Equniti Trust Company, LLC New York Stock Exchange 28 Liberty Street, Floor 53 (NYSE): MPT New York, NY 10005 https://equiniti.com/us Pictured above: Hackensack Meridian Mountainside Medical Center—Newark, New Jersey. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 5 FINANCIAL INFORMATION RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended March 31, 2026 March 31, 2025 FFO INFORMATION: Net income (loss) attributable to MPT common stockholders $ 32,827 $ (118,275) Participating securities’ share in earnings (461)    (117) Net income (loss), less participating securities’ share in earnings $ 32,366 $ (118,392) Depreciation and amortization 85,882 76,891 Loss (gain) on sale of real estate 2,016 (8,059) Real estate impairment charges 9,037 65,683 Funds from operations $ 129,301 $ 16,123 Other impairment charges, net 10,469 13,898 Litigation, bankruptcy and other costs 1,632 10,047 Share-based compensation (fair value adjustments) (A) (8,462) 9,527 Non-cash fair value adjustments (5,568) 26,609 Tax rate changes and other (45,155) 1,102 Debt refinancing and unutilized financing costs    — 3,796 Normalized funds from operations $ 82,217 $ 81,102 Certain non-cash and related recovery information: Share-based compensation (A) $ 9,035 $ 8,138 Debt costs amortization $ 7,547 $ 6,006 Non-cash rent and interest revenue (B) $ 348 $ -Cash recoveries of non-cash rent and interest revenue (C) $ 210 $ 526 Straight-line rent revenue from operating and finance leases $ (36,479) $ (42,619) PER DILUTED SHARE DATA: Net income (loss), less participating securities’ share in earnings $ 0.05 $ (0.20) Depreciation and amortization 0.15 0.13 Loss (gain) on sale of real estate    — (0.01) Real estate impairment charges 0.02 0.11 Funds from operations $ 0.22 $ 0.03 Other impairment charges, net 0.02 0.02 Litigation, bankruptcy and other costs    —0.02 Share-based compensation (fair value adjustments) (A) (0.01) 0.02 Non-cash fair value adjustments (0.01) 0.04 Tax rate changes and other (0.08)    -Debt refinancing and unutilized financing costs    —0.01 Normalized funds from operations $ 0.14 $ 0.14 Certain non-cash and related recovery information: Share-based compensation (A) $ 0.02 $ 0.01 Debt costs amortization (B) $ 0.01 $ 0.01 Non-cash rent and interest revenue $—$ -Cash recoveries of non-cash rent and interest revenue (C) $—$ -Straight-line rent revenue from operating and finance leases $ (0.06) $ (0.07) Notes: Investors and analysts following the real estate industry utilize funds from operations (“FFO”) as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts,orNareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization, including amortization related to in-place lease intangibles, and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the Nareit definition, we disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs (if any not paid by our tenants) to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. Theseamounts areincludedwith all activity of our equity interests in the “Earnings from equity interests” line on the consolidated statements of income. (A) Total share-based compensation expense for GAAP purposes is $0.6 million and $17.7 million for the three months ended March 31, 2026 and 2025, respectively (including certain awards that are to be settled in cash). Cash-settled awards are typically recorded in accordance with GAAP at fair value and measured at each balance sheet date until settlement. The resulting fluctuations, which are primarily driven by changes in our stock price rather than operational performance, can introduce significant volatility in our earnings. To enhance comparability and provide a more stable view of performance over time, NFFO reflects an $(8.5) million and $9.5 million adjustment in the three months ended March 31, 2026 and 2025, respectively, to arrive at total share-based compensation expense using grant date fair value for all awards (including cash-settled awards) of $9.0 million and $8.1 million for the three months ended March 31, 2026 and 2025, respectively. (B) Includes revenue accrued during the period but not received in cash, such as deferred rent, payment-in-kind (“PIK”) interest or other accruals. (C) Includes cash received to satisfy previously accrued non-cash revenue, such as the cash receipt of previously deferred rent or PIK interest. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 6 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT SUMMARY Debt Instrument 2026 Secured Credit Facility Revolver(A)(B) 2027 Secured Term Loan 0.993% Notes Due 2026 (€500M)(B) 5.000% Notes Due 2027 3.692% Notes Due 2028 (£600M)(B) 4.625% Notes Due 2029 3.375% Notes Due 2030 (£350M)(B) 3.500% Notes Due 2031 7.000% Secured Notes Due 2032 (€1B)(B) 8.500% Secured Notes Due 2032 2034 Secured GBP Term Loan (£631M)(B) Debt issuance costs and discount Rate Type Rate Balance Variable 5.026% $    665,577 Variable 6.018%    200,000 Fixed 0.993%    577,650 Fixed 5.000%    1,400,000 Fixed 3.692%    793,620 Fixed 4.625%    900,000 Fixed 3.375%    462,945 Fixed 3.500%    1,300,000 Fixed 7.000%    1,155,300 Fixed 8.500%    1,500,000 Fixed 6.877%    835,126 $ 9,790,218    (127,559) Weighted average rate 5.363% $ 9,662,659 Variable 9% Fixed 91% (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. $200 million was repaid on April 1, 2026. (B) Non-USD denominated debt converted to U.S. dollars at March 31, 2026. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 7 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT MATURITIES Year Senior Notes Term Loans/Revolver Total Debt % of Total 2026 $ 577,650 $ 665,577 (A) $ 1,243,227 12.7% 2027 1,400,000 200,000 1,600,000 16.4% 2028 793,620—793,620 8.1% 2029 900,000—900,000 9.2% 2030 462,945—462,945 4.7% 2031 1,300,000— 1,300,000 13.3% 2032 2,655,300— 2,655,300 27.1% 2033 — —2034— 835,126 835,126 8.5% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT BY LOCAL CURRENCY Senior Notes Term Loans/Revolver Total Debt % of Total United States dollars $ 5,100,000 $ 685,000 $ 5,785,000 59.1% British pound sterling 1,256,565 835,126 2,091,691 21.4% Euros 1,732,950 115,530 1,848,480 18.9% Swiss francs— 65,047 65,047 0.6% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT METRICS (B) For the Three Months Ended March 31, 2026 Adjusted Net Debt to Annualized EBITDA re Ratios: Adjusted Net Debt $ 8,693,633 Adjusted Annualized EBITDAre $ 934,688 Adjusted Net Debt to Adjusted Annualized EBITDA re Ratio 9.3x Adjusted Net Debt $ 8,693,633 Transaction Adjusted Annualized EBITDAre $ 932,660 Adjusted Net Debt to Transaction Adjusted Annualized EBITDA re Ratio 9.3x Leverage Ratio: Unsecured Debt $ 5,434,215 Secured Debt 4,356,003 Total Debt $ 9,790,218 Total Gross Assets(C) $ 16,475,959 Financial Leverage 59.4% Interest Coverage Ratio: Interest Expense $ 133,330 Capitalized Interest 2,179 Debt Costs Amortization (6,983) Total Interest $ 128,526 Adjusted EBITDAre $ 233,672 Adjusted Interest Coverage Ratio 1.8x (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. (B) Not intended to reflect covenants per debt agreements. (C) Total Gross Assets equals total assets plus real estate accumulated depreciation and amortization. See appendix for reconciliation of Non-GAAP financial measures. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 8 PORTFOLIO INFORMATION LEASE AND LOAN MATURITY SCHEDULE (A) (As of March 31, 2026) ($ amounts in thousands) (B) (C) (D) Percentage of Total Years of Maturities Total Properties Base Rent/Interest Base Rent/Interest 2026 1 $ 234 0.0% 2027 1 3,782 0.3% 2028 5 7,981 0.7% 2029 4 16,422 1.5% 2030 10 7,301 0.7% 2031 4 4,925 0.4% 2032 21 62,251 5.6% 2033 5 6,201 0.6% 2034 4 21,343 1.9% 2035 7 27,002 2.4% Thereafter 302 962,740 85.9% 364 # $ 1,120,182 100.0% Percentage of total base rent/interest 100% 90% 85.9% 80% 70% 60% 50% 40% 30% 20% 10% 5.6% 0.3% 0.7% 1.5% 0.7% 0.4% 0.6% 1.9% 2.4% 0.0% 0% (A) Schedule includes leases and mortgage loans and related terms as of March 31, 2026. (B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal or other options provided for in our agreements. (C) Reflects all properties, including those that are part of joint ventures, except vacant properties (less than 1% of total assets), facilities that are under development, and transitioning properties. (D) Represents base rent/interest income contractually owed per the lease/loan agreements on an annualized basis as of period end (including foreign currency exchange rates) but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues), or any reserves or write-offs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 9 PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY ASSET TYPE (March 31, 2026) ($ amounts in thousands) Total Percentage of    Q1 2026 Percentage of Asset Types Properties (A) Assets Total Assets Revenues Q1 2026 Revenues General Acute Care Hospitals 162 $ 8,673,783 58.8% $ 156,194 62.0% Behavioral Health Facilities 68 2,407,964 16.3% 55,575 22.0% Post Acute Care Facilities 128 1,668,629 11.3% 38,370 15.2% Freestanding ER/Urgent Care Facilities 20 101,423 0.7% 1,926 0.8% Other —1,910,878 12.9% — Total 378 $ 14,762,677 100.0% $ 252,065 100.0% TOTAL ASSETS BY ASSET TYPE TOTAL REVENUES BY ASSET TYPE 13% 1% 1% General Acute Care Hospitals 15% 11% Behavioral Health Facilities 59% Post Acute Care Facilities 22% 62% 16% Freestanding ER/Urgent Care Facilities Other DOMESTIC ASSETS BY ASSET TYPE DOMESTIC REVENUES BY ASSET TYPE 14% 1% 1% General Acute Care Hospitals Behavioral Health Facilities 22% 13% 60% Post Acute Care Facilities 60% 17% 12% Freestanding ER/Urgent Care Facilities Other Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 10 PORTFOLIO INFORMATION TOTAL ASSETS—LARGEST INDIVIDUAL FACILITY (March 31, 2026) Largest Individual    Operators Facility as a Percentage of Total Assets(A) Circle Health 1.3% Priory Group 0.9% Healthcare Systems of America 1.8% Swiss Medical Network 1.8% Lifepoint Behavioral Health 0.5% 46 operators 1.6% Largest Individual Facility Investment is Less Than 2% of MPT Investment Portfolio TOTAL ASSETS AND REVENUES BY OPERATOR (March 31, 2026) ($ amounts in thousands) COMPREHENSIVE PROPERTY-LEVEL UNDERWRITING FRAMEWORK MPT invests in real estate, not the consolidated financial performance of its tenants. Each facility is underwritten for characteristics that make the infrastructure attractive to any experienced, competent operator—not just the current tenant. If we have underwritten these correctly, then coupled with our absolute net master lease structure, our real estate will be attractive to a replacement operator, should we find it necesssary to transition. Such underwriting characteristics include: Physical Quality Financial Demographics Competition and Market Total Percentage of    Q1 2026 Percentage of Operators Properties (A) Assets Total Assets Revenues Q1 2026 Revenues Circle Health 36 $ 2,069,009 14.0% $ 54,961 21.8% Priory Group 37 1,273,725 8.6% 27,496 10.9% Healthcare Systems of America 8 1,209,459 8.2% 17,406 6.9% Swiss Medical Network 19 868,978 5.9% 991 0.4% Lifepoint Behavioral Health 19 806,344 5.5% 21,346 8.5% MEDIAN 82 687,771 4.6% 9,022 3.6% Ernest Health 28 615,836 4.2% 19,231 7.6% NOR Healthcare Systems 6 528,525 3.6% — -Lifepoint Health 8 453,236 3.1% 15,434 6.1% Ramsay Health Care 8 395,899 2.7% 6,797 2.7% 41 operators 127 3,943,017 26.7% 79,381 31.5% Other    — 1,910,878 12.9% — —Total 378 $ 14,762,677 100.0% $ 252,065 100.0% (A) Reflects total assets on our consolidated balance sheets. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 11 PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY U.S. STATE AND COUNTRY (March 31, 2026) ($ amounts in thousands) Total Percentage of    Q1 2026 Percentage of U.S. States and Other Countries Properties (A) Assets Total Assets Revenues Q1 2026 Revenues Texas 43 $ 1,403,311 9.5% $ 27,015 10.7% California 17 1,024,998 7.0% 15,324 6.1% Florida 6 832,712 5.6% 11,308 4.5% Arizona 8 329,471 2.2% 9,496 3.8% Ohio 9 317,842 2.2% 6,507 2.6% 25 Other States 71 2,422,158 16.4% 65,211 25.8% Other—1,046,367 7.1% — United States 154 $ 7,376,859 50.0% $ 134,861 53.5% United Kingdom 92 $ 4,084,982 27.7% $ 96,396 38.2% Switzerland 19 868,978 5.9% 991 0.4% Germany 86 761,421 5.1% 11,265 4.5% Spain 9 306,718 2.1% 3,291 1.3% Other Countries 18 499,208 3.4% 5,261 2.1% Other —864,511 5.8% — International 224 $ 7,385,818 50.0% $ 117,204 46.5% Total 378 $ 14,762,677 100.0% $ 252,065 100.0% Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. TOTAL ASSETS BY COUNTRY TOTAL REVENUES BY COUNTRY 6% 1% 2% 3% 1% 2% United States 4% 5% United Kingdom 6% Switzerland 50% Germany 38% 54% Spain 28% Other Countries Other ASSETS BY U.S. STATE REVENUES BY U.S. STATE Texas 7% 10% California 11% Florida Arizona 26% 7% 6% 16% Ohio 25 Other States 4% 2% 2% 6% Other 4% 3% MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 12 PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM(A)(B) RENT COVERAGE YoY and SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE EBITDARM Rent Coverage 3.50x 3.0x 3.00x 3.0x 2.9x 2.6x 2.50x 2.5x 2.5x 2.4x 2.2x 2.0x 2.00x 1.9x 1.7x 1.5x 1.50x 1.00x 0.50x 0.00x General Acute Care Hospitals Post Acute Care Facilities (C) Behavioral Health Total Portfolio Facilities (D) Q4 2024 TTM Q3 2025 TTM Q4 2025 TTM % of Total Assets(E) 58.8% 11.3% 16.3% 86.4% Notes: All data presented is on a trailing twelve month (“TTM”) basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and December 31, 2025. (A) EBITDARM is facility-level earnings before interest, taxes, depreciation, amortization, rent and management fees. EBITDARM includes normal GAAP expensed maintenance and repair costs. EBITDARM does not give effect for capitalized expenditures that extend the life or improve the facility and equipment to increase revenues at the facility. The majority of these types of capital expenditures are financed and do not have an immediate cash impact. MPT’s rent has priority and is not subordinate to capitalized expenses. In addition, EBITDARM does not represent property net income or cash flows from operations and should not be considered an alternative to those indicators. EBITDARM figures utilized in calculating coverages presented are based on financial information provided by MPT’s tenants. Where MPT owns assets through unconsolidated joint ventures, MPT’s proportionate share of EBITDARM and Rent is included. MPT has not independently verified this information, but has no reason to believe this information is inaccurate in any material respect. TTM Coverages are calculated based on actual, unadjusted EBITDARM results as presented in tenant financial reporting and cash rent paid to MPT, except as noted below.—EBITDARM figures for California hospitals include amounts expected to be received under the Hospital Quality Assurance Fee (“HQAF”) Program 8. The HQAF amounts are based on the current payment model from the California Hospital Association which was approved by CMS on December 19, 2023. (B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include operators whose data is not required, available, or re-tenanted during 2024-2025. (C) Post Acute Care Facilities property type includes both Inpatient Rehabilitation Hospitals and Long Term Acute Care Hospitals. (D) We have revised our allocated central costs for Priory Group to better reflect retrospective, recent, and future facility-level actual performance. On a retrospective basis, these changes reduce trailing twelve-month coverage by 40 bps for Priory Group and 20 bps for the Behavioral Health property type, with no impact on the consolidated portfolio. (E) Reflects percentage of total assets on March 31, 2026 balance sheet. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 13 PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM RENT COVERAGE EBITDARM RENT COVERAGE: OPERATORS WITH PROPERTY-LEVEL REPORTING Net Investment (B) Tenant (A) Primary Property Type TTM EBITDARM Rent Coverage (in thousands) Priory Group $ 1,227,881 Behavioral 1.6x MEDIAN 659,360 Post Acute 2.3x Ernest Health 615,836 Post Acute 2.5x Swiss Medical Network 595,630 General Acute 1.9x Aspris Children’s Services 242,414 Behavioral 2.1x Surgery Partners 223,470 General Acute 5.8x Pipeline Health System 194,900 General Acute 2.8x Vibra Healthcare 152,198 Post Acute 3.0x Prime Healthcare 155,807 General Acute 2.4x IMED Hospitales 131,279 General Acute 1.9x Other Reporting Tenants 573,928 Various 2.9x Total $ 4,772,703 2.5x Net Investment Tenant (A) Primary Property Type TTM EBITDARM Rent Coverage (in thousands) International Operator 1 $ 2,023,378 General Acute 2.6x Domestic Operator 1 453,236 General Acute 2.0x Domestic Operator 2 259,010 General Acute 2.6x Domestic Operator 3 806,344 Behavioral 1.2x Domestic Operator 4 78,944 General Acute 9.4x Total $ 3,620,912 2.5x PROPERTY-LEVEL REPORTING NOT REQUIRED AND/OR NOT AVAILABLE Net Investment Tenant (A) Primary Property Type (in thousands) Healthcare Systems of America $ 1,115,328 General Acute NOR Healthcare Systems 505,181 General Acute Ramsay Health Care 395,899 General Acute Pihlajalinna 215,630 General Acute CommonSpirit Health 169,269 General Acute Quorum Health 117,660 General Acute HonorHealth 131,129 General Acute Saint Luke’s—Kansas City 117,973 General Acute NHS 85,482 General Acute Select Medical 52,664 Post Acute Insight Health 48,925 General Acute NeuroPsychiatric Hospitals 25,563 Behavioral Community Health Systems 23,987 General Acute Tenor Health 19,215 General Acute AHRK Holdings    7,537 General Acute Total $ 3,031,442 Comments U.S. hospital operator with eight community hospitals across three states U.S. hospital operator with six general acute hospitals in California One of the largest healthcare operators in the world; Parent guaranty; Investment grade-rated One of Finland’s leading providers of social and health services One of the largest nonprofit healthcare operators in the U.S.; Investment grade-rated U.S. hospital operator with eleven community hospitals across nine states One of Arizona’s largest nonprofit healthcare systems; Investment grade-rated U.S. hospital operator with investment grade-rating and largest nonprofit healthcare organization in Missouri Single-payor government entity in UK Publicly-traded and one of the largest post acute operators in the U.S. U.S. hospital operator with eight medical centers across four states U.S. hospital operator with nine behavioral health hospitals; Parent guaranty Publicly-traded U.S. hospital operator U.S. hospital operator focused on turnaround opportunities U.S. hospital operator with two community hospitals in Texas Above data represents approximately 91% of MPT Total Real Estate Investment Notes: All data presented is on a trailing twelve month (“TTM”) basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and December 31, 2025. (A) Investment figures exclude equity investments, non-real estate loans, freestanding ER/urgent care facilities, and facilities under development. (B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include operators whose data is not required, available, or re-tenanted during 2024-2025. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 14 PORTFOLIO INFORMATION SUMMARY OF ACTIVE DEVELOPMENTS AND CAPITAL ADDITION PROJECTS AS OF March 31, 2026(A) (Amounts in thousands) Costs Incurred as of    Estimated Construction Operator Location Commitment Cost Remaining March 31, 2026 Completion Date IMED Spain $ 42,780 $ 42,594 $    186 2Q26 IMED Spain 65,952    49,820    16,132 4Q26 Healthcare Systems of America Florida 43,500    4,421    39,079 2Q27 NOR Healthcare Systems California 24,333 289    24,044 3Q27 Other Various 554 210 344 2Q26 $ 177,119 $ 97,334 $ 79,785 (A) In addition to the above projects, the costs of which will be included in lease bases upon which the lessees will pay rent, we are constructing two hospitals for which there is no presently-identified lessee; these projects were both originally planned to be operated by a former tenant. We have completed construction to the stage where the building is “weathered in” and environmentally secure so as to physically protect our investment while we actively market the hospitals for sale or lease. As of March 31, 2026, we estimate that the cost of additional construction that we believe will be more efficient if completed in the near term (such as electing to accelerate completion of a parking structure at one hospital), approximates between $5 million and $10 million. If we agree to lease terms for any prospective tenant, we expect such terms will include construction specifications of such prospective lessee, and we may elect to fund such completion for addition to the final lease base upon which we would be paid rent. Alternatively, we may elect to sell one or both of the facilities, in which case we would not expect to incur material additional costs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 15 FINANCIAL STATEMENTS CONSOLIDATED STATEMENTS OF INCOME (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended March 31, 2026 March 31, 2025 REVENUES Rent billed $ 197,520 $ 165,190 Straight-line rent 34,196 40,127 Income from financing leases 10,064 9,905 Interest and other income 10,285 8,577 Total revenues 252,065 223,799 EXPENSES Interest 133,330 115,801 Real estate depreciation and amortization 69,717 64,572 Property-related(A) 9,940 7,035 General and administrative 32,205 41,911 Total expenses 245,192 229,319 OTHER (EXPENSE) INCOME (Loss) gain on sale of real estate (790) 8,059 Real estate and other impairment charges, net (19,032) (76,102) Earnings from equity interests 15,739 13,986 Debt refinancing and unutilized financing costs    —(3,796) Other (including fair value adjustments on securities) (2,505) (45,206) Total other expense (6,588) (103,059) Income (loss) before income tax 285 (108,579) Income tax benefit (expense) 32,822 (9,437) Net income (loss) 33,107 (118,016) Net income attributable to non-controlling interests (280) (259) Net income (loss) attributable to MPT common stockholders $ 32,827 $ (118,275) EARNINGS PER COMMON SHARE—BASIC AND DILUTED Net income (loss) attributable to MPT common stockholders $ 0.05 $ (0 .20) WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC 597,715 600,594 WEIGHTED AVERAGE SHARES OUTSTANDING—DILUTED 597,715 600,594 $ — DIVIDENDS DECLARED PER COMMON SHARE $ 0.09 $ 0.08 (A) Includes $1.9 million and $1.9 million of ground lease and other expenses (such as property taxes and insurance) paid directly by us and reimbursed by our tenants for the three months ended March 31, 2026 and 2025, respectively. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 16 FINANCIAL STATEMENTS CONSOLIDATED BALANCE SHEETS (Amounts in thousands, except per share data) March 31, 2026 December 31, 2025 (Unaudited) (A) ASSETS Real estate assets Land, buildings and improvements, intangible lease assets, and other $ 12,109,743 $ 12,205,687 Investment in financing leases 381,589 421,684 Mortgage loans 124,479 123,651 Gross investment in real estate assets 12,615,811 12,751,022 Accumulated depreciation and amortization (1,713,282) (1,663,056) Net investment in real estate assets 10,902,529 11,087,966 Cash and cash equivalents 425,001 540,859 Interest and rent receivables 17,981 19,210 Straight-line rent receivables 904,075 881,452 Investments in unconsolidated real estate joint ventures 1,390,385 1,399,777 Investments in unconsolidated operating entities 320,928 322,179 Other loans 237,957 186,292 Other assets 563,821 564,040 Total Assets $ 14,762,677 $ 15,001,775 LIABILITIES AND EQUITY Liabilities Debt, net $ 9,662,659 $ 9,697,835 Accounts payable and accrued expenses 433,165 549,105 Deferred revenue 18,580 19,289 Obligations to tenants and other lease liabilities 102,514 128,297 Total Liabilities 10,216,918 10,394,526 Equity Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding —Common stock, $0.001 par value. Authorized 750,000 shares; issued and outstanding —597,715 shares at March 31, 2026 and 597,008 shares at December 31, 2025 598 597 Additional paid-in capital 8,577,846 8,573,396 Retained deficit (4,157,439) (4,136,011) Accumulated other comprehensive income 123,700 168,213 Total Medical Properties Trust, Inc. stockholders’ equity 4,544,705 4,606,195 Non-controlling interests 1,054 1,054 Total Equity 4,545,759 4,607,249 Total Liabilities and Equity $ 14,762,677 $ 15,001,775 (A) Financials have been derived from the prior year audited financial statements. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026

QUARTERLY SUPPLEMENTAL 1Q 2026 AT THE VERY HEART OF HEALTHCARE.® [Graphic Appears Here] [Graphic Appears Here] COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Funds from Operations 6 Debt Summary 7 Debt Maturities and Debt Metrics 8 PORTFOLIO INFORMATION Lease and Loan Maturity Schedule 9 Total Assets and Revenues    by Asset Type, Operator, State and Country 10 Rent Coverage 13 Summary of Active Developments    and Capital Addition Projects 15 FINANCIAL STATEMENTS Consolidated Statements of Income 16 Consolidated Balance Sheets 17 Investments in Unconsolidated Real Estate    Joint Ventures 18    Investments in Unconsolidated Operating Entities 19 Appendix—Non-GAAP Reconciliations 20 FORWARD-LOOKING STATEMENTS This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, prospects, industry, asset sales, tenant conditions and anticipated rent. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that projected rents may be lower than anticipated or realized later than expected; (ii) the risk that the timing, outcome and terms of Prospect’s causes of action, that is collateral for DIP and other fundings that remain outstanding, will not be consistent with those anticipated by the Company; (iii) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (iv) the risk that previously announced or contemplated property sales, loan repayments, and other capital recycling transactions do not occur as anticipated or at all; (v) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a reasonable time period or at all; (vi) MPT’s ability to obtain or modify the terms of debt financing on attractive terms or at all, as a result of changes in interest rates and other factors, which may adversely impact our ability to pay down, refinance, restructure or extend our indebtedness, including extending our 2026 credit facility, as it becomes due, or pursue acquisition and development opportunities; (vii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (viii) the ability of our tenants and operators to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (ix) the risk that we are unable to monetize our investments in certain tenants at full value within a reasonable time period or at all; (x) the risk that the operations of our tenants will be negatively impacted by changes to Medicaid funding introduced by the OBBBA; and (xi) the risks and uncertainties of litigation or other regulatory proceedings. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and as may be updated in our other filings with the SEC. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned not to place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made. Pictured above: Carrollton Springs—Operated by Lifepoint Behavioral Health—Carrollton Springs, Texas. On the cover: IMED Alicante – Leased by IMED Hospitales – Alicante, Spain. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 2 COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world’s largest owners of hospital real estate. As of March 31, 2026. MPT’s financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations. 378 51 ~38,000 30 9 properties operators hospital beds U.S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 3 MPT Oﬃcers Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer J. Kevin Hanna Senior Vice President, Controller and Chief Accounting Officer Rosa H. Williams Senior Vice President of Operations and Secretary Larry H. Portal Senior Vice President, Senior Advisor to the CEO Charles R. Lambert Senior Vice President of Finance and Treasurer R. Lucas Savage Vice President, Head of Global Acquisitions Board of Directors Corporate Headquarters Edward K. Aldag, Jr. G. Steven Dawson Medical Properties Trust, Inc. R. Steven Hamner Caterina A. Mozingo 10500 Liberty Parkway Emily W. Murphy Birmingham, AL 35242 Elizabeth N. Pitman D. Paul Sparks, Jr. (205) 969-3755 | (205) 969-3756 (fax) Michael G. Stewart C. Reynolds Thompson, III MPT.com MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 4 INVESTOR RELATIONS Contact Charles Lambert, Senior Vice President of Finance and Treasurer (205) 397-8897 or clambert@mpt.com Transfer Stock Exchange Agent Listing and Trading Symbol Equniti Trust Company, LLC New York Stock Exchange 28 Liberty Street, Floor 53 (NYSE): MPT New York, NY 10005 https://equiniti.com/us Pictured above: Hackensack Meridian Mountainside Medical Center—Newark, New Jersey. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 5 FINANCIAL INFORMATION RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended March 31, 2026 March 31, 2025 FFO INFORMATION: Net income (loss) attributable to MPT common stockholders $ 32,827 $ (118,275) Participating securities’ share in earnings (461)    (117) Net income (loss), less participating securities’ share in earnings $ 32,366 $ (118,392) Depreciation and amortization 85,882 76,891 Loss (gain) on sale of real estate 2,016 (8,059) Real estate impairment charges 9,037 65,683 Funds from operations $ 129,301 $ 16,123 Other impairment charges, net 10,469 13,898 Litigation, bankruptcy and other costs 1,632 10,047 Share-based compensation (fair value adjustments) (A) (8,462) 9,527 Non-cash fair value adjustments (5,568) 26,609 Tax rate changes and other (45,155) 1,102 Debt refinancing and unutilized financing costs    — 3,796 Normalized funds from operations $ 82,217 $ 81,102 Certain non-cash and related recovery information: Share-based compensation (A) $ 9,035 $ 8,138 Debt costs amortization $ 7,547 $ 6,006 Non-cash rent and interest revenue (B) $ 348 $ -Cash recoveries of non-cash rent and interest revenue (C) $ 210 $ 526 Straight-line rent revenue from operating and finance leases $ (36,479) $ (42,619) PER DILUTED SHARE DATA: Net income (loss), less participating securities’ share in earnings $ 0.05 $ (0.20) Depreciation and amortization 0.15 0.13 Loss (gain) on sale of real estate    — (0.01) Real estate impairment charges 0.02 0.11 Funds from operations $ 0.22 $ 0.03 Other impairment charges, net 0.02 0.02 Litigation, bankruptcy and other costs    —0.02 Share-based compensation (fair value adjustments) (A) (0.01) 0.02 Non-cash fair value adjustments (0.01) 0.04 Tax rate changes and other (0.08)    -Debt refinancing and unutilized financing costs    —0.01 Normalized funds from operations $ 0.14 $ 0.14 Certain non-cash and related recovery information: Share-based compensation (A) $ 0.02 $ 0.01 Debt costs amortization (B) $ 0.01 $ 0.01 Non-cash rent and interest revenue $—$ -Cash recoveries of non-cash rent and interest revenue (C) $—$ -Straight-line rent revenue from operating and finance leases $ (0.06) $ (0.07) Notes: Investors and analysts following the real estate industry utilize funds from operations (“FFO”) as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts,orNareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization, including amortization related to in-place lease intangibles, and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the Nareit definition, we disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs (if any not paid by our tenants) to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. Theseamounts areincludedwith all activity of our equity interests in the “Earnings from equity interests” line on the consolidated statements of income. (A) Total share-based compensation expense for GAAP purposes is $0.6 million and $17.7 million for the three months ended March 31, 2026 and 2025, respectively (including certain awards that are to be settled in cash). Cash-settled awards are typically recorded in accordance with GAAP at fair value and measured at each balance sheet date until settlement. The resulting fluctuations, which are primarily driven by changes in our stock price rather than operational performance, can introduce significant volatility in our earnings. To enhance comparability and provide a more stable view of performance over time, NFFO reflects an $(8.5) million and $9.5 million adjustment in the three months ended March 31, 2026 and 2025, respectively, to arrive at total share-based compensation expense using grant date fair value for all awards (including cash-settled awards) of $9.0 million and $8.1 million for the three months ended March 31, 2026 and 2025, respectively. (B) Includes revenue accrued during the period but not received in cash, such as deferred rent, payment-in-kind (“PIK”) interest or other accruals. (C) Includes cash received to satisfy previously accrued non-cash revenue, such as the cash receipt of previously deferred rent or PIK interest. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 6 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT SUMMARY Debt Instrument 2026 Secured Credit Facility Revolver(A)(B) 2027 Secured Term Loan 0.993% Notes Due 2026 (€500M)(B) 5.000% Notes Due 2027 3.692% Notes Due 2028 (£600M)(B) 4.625% Notes Due 2029 3.375% Notes Due 2030 (£350M)(B) 3.500% Notes Due 2031 7.000% Secured Notes Due 2032 (€1B)(B) 8.500% Secured Notes Due 2032 2034 Secured GBP Term Loan (£631M)(B) Debt issuance costs and discount Rate Type Rate Balance Variable 5.026% $    665,577 Variable 6.018%    200,000 Fixed 0.993%    577,650 Fixed 5.000%    1,400,000 Fixed 3.692%    793,620 Fixed 4.625%    900,000 Fixed 3.375%    462,945 Fixed 3.500%    1,300,000 Fixed 7.000%    1,155,300 Fixed 8.500%    1,500,000 Fixed 6.877%    835,126 $ 9,790,218    (127,559) Weighted average rate 5.363% $ 9,662,659 Variable 9% Fixed 91% (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. $200 million was repaid on April 1, 2026. (B) Non-USD denominated debt converted to U.S. dollars at March 31, 2026. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 7 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT MATURITIES Year Senior Notes Term Loans/Revolver Total Debt % of Total 2026 $ 577,650 $ 665,577 (A) $ 1,243,227 12.7% 2027 1,400,000 200,000 1,600,000 16.4% 2028 793,620—793,620 8.1% 2029 900,000—900,000 9.2% 2030 462,945—462,945 4.7% 2031 1,300,000— 1,300,000 13.3% 2032 2,655,300— 2,655,300 27.1% 2033 — —2034— 835,126 835,126 8.5% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT BY LOCAL CURRENCY Senior Notes Term Loans/Revolver Total Debt % of Total United States dollars $ 5,100,000 $ 685,000 $ 5,785,000 59.1% British pound sterling 1,256,565 835,126 2,091,691 21.4% Euros 1,732,950 115,530 1,848,480 18.9% Swiss francs— 65,047 65,047 0.6% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT METRICS (B) For the Three Months Ended March 31, 2026 Adjusted Net Debt to Annualized EBITDA re Ratios: Adjusted Net Debt $ 8,693,633 Adjusted Annualized EBITDAre $ 934,688 Adjusted Net Debt to Adjusted Annualized EBITDA re Ratio 9.3x Adjusted Net Debt $ 8,693,633 Transaction Adjusted Annualized EBITDAre $ 932,660 Adjusted Net Debt to Transaction Adjusted Annualized EBITDA re Ratio 9.3x Leverage Ratio: Unsecured Debt $ 5,434,215 Secured Debt 4,356,003 Total Debt $ 9,790,218 Total Gross Assets(C) $ 16,475,959 Financial Leverage 59.4% Interest Coverage Ratio: Interest Expense $ 133,330 Capitalized Interest 2,179 Debt Costs Amortization (6,983) Total Interest $ 128,526 Adjusted EBITDAre $ 233,672 Adjusted Interest Coverage Ratio 1.8x (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. (B) Not intended to reflect covenants per debt agreements. (C) Total Gross Assets equals total assets plus real estate accumulated depreciation and amortization. See appendix for reconciliation of Non-GAAP financial measures. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 8 PORTFOLIO INFORMATION LEASE AND LOAN MATURITY SCHEDULE (A) (As of March 31, 2026) ($ amounts in thousands) (B) (C) (D) Percentage of Total Years of Maturities Total Properties Base Rent/Interest Base Rent/Interest 2026 1 $ 234 0.0% 2027 1 3,782 0.3% 2028 5 7,981 0.7% 2029 4 16,422 1.5% 2030 10 7,301 0.7% 2031 4 4,925 0.4% 2032 21 62,251 5.6% 2033 5 6,201 0.6% 2034 4 21,343 1.9% 2035 7 27,002 2.4% Thereafter 302 962,740 85.9% 364 # $ 1,120,182 100.0% Percentage of total base rent/interest 100% 90% 85.9% 80% 70% 60% 50% 40% 30% 20% 10% 5.6% 0.3% 0.7% 1.5% 0.7% 0.4% 0.6% 1.9% 2.4% 0.0% 0% (A) Schedule includes leases and mortgage loans and related terms as of March 31, 2026. (B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal or other options provided for in our agreements. (C) Reflects all properties, including those that are part of joint ventures, except vacant properties (less than 1% of total assets), facilities that are under development, and transitioning properties. (D) Represents base rent/interest income contractually owed per the lease/loan agreements on an annualized basis as of period end (including foreign currency exchange rates) but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues), or any reserves or write-offs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 9 PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY ASSET TYPE (March 31, 2026) ($ amounts in thousands) Total Percentage of    Q1 2026 Percentage of Asset Types Properties (A) Assets Total Assets Revenues Q1 2026 Revenues General Acute Care Hospitals 162 $ 8,673,783 58.8% $ 156,194 62.0% Behavioral Health Facilities 68 2,407,964 16.3% 55,575 22.0% Post Acute Care Facilities 128 1,668,629 11.3% 38,370 15.2% Freestanding ER/Urgent Care Facilities 20 101,423 0.7% 1,926 0.8% Other —1,910,878 12.9% — Total 378 $ 14,762,677 100.0% $ 252,065 100.0% TOTAL ASSETS BY ASSET TYPE TOTAL REVENUES BY ASSET TYPE 13% 1% 1% General Acute Care Hospitals 15% 11% Behavioral Health Facilities 59% Post Acute Care Facilities 22% 62% 16% Freestanding ER/Urgent Care Facilities Other DOMESTIC ASSETS BY ASSET TYPE DOMESTIC REVENUES BY ASSET TYPE 14% 1% 1% General Acute Care Hospitals Behavioral Health Facilities 22% 13% 60% Post Acute Care Facilities 60% 17% 12% Freestanding ER/Urgent Care Facilities Other Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 10 PORTFOLIO INFORMATION TOTAL ASSETS—LARGEST INDIVIDUAL FACILITY (March 31, 2026) Largest Individual    Operators Facility as a Percentage of Total Assets(A) Circle Health 1.3% Priory Group 0.9% Healthcare Systems of America 1.8% Swiss Medical Network 1.8% Lifepoint Behavioral Health 0.5% 46 operators 1.6% Largest Individual Facility Investment is Less Than 2% of MPT Investment Portfolio TOTAL ASSETS AND REVENUES BY OPERATOR (March 31, 2026) ($ amounts in thousands) COMPREHENSIVE PROPERTY-LEVEL UNDERWRITING FRAMEWORK MPT invests in real estate, not the consolidated financial performance of its tenants. Each facility is underwritten for characteristics that make the infrastructure attractive to any experienced, competent operator—not just the current tenant. If we have underwritten these correctly, then coupled with our absolute net master lease structure, our real estate will be attractive to a replacement operator, should we find it necesssary to transition. Such underwriting characteristics include: Physical Quality Financial Demographics Competition and Market Total Percentage of    Q1 2026 Percentage of Operators Properties (A) Assets Total Assets Revenues Q1 2026 Revenues Circle Health 36 $ 2,069,009 14.0% $ 54,961 21.8% Priory Group 37 1,273,725 8.6% 27,496 10.9% Healthcare Systems of America 8 1,209,459 8.2% 17,406 6.9% Swiss Medical Network 19 868,978 5.9% 991 0.4% Lifepoint Behavioral Health 19 806,344 5.5% 21,346 8.5% MEDIAN 82 687,771 4.6% 9,022 3.6% Ernest Health 28 615,836 4.2% 19,231 7.6% NOR Healthcare Systems 6 528,525 3.6% — -Lifepoint Health 8 453,236 3.1% 15,434 6.1% Ramsay Health Care 8 395,899 2.7% 6,797 2.7% 41 operators 127 3,943,017 26.7% 79,381 31.5% Other    — 1,910,878 12.9% — —Total 378 $ 14,762,677 100.0% $ 252,065 100.0% (A) Reflects total assets on our consolidated balance sheets. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 11 PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY U.S. STATE AND COUNTRY (March 31, 2026) ($ amounts in thousands) Total Percentage of    Q1 2026 Percentage of U.S. States and Other Countries Properties (A) Assets Total Assets Revenues Q1 2026 Revenues Texas 43 $ 1,403,311 9.5% $ 27,015 10.7% California 17 1,024,998 7.0% 15,324 6.1% Florida 6 832,712 5.6% 11,308 4.5% Arizona 8 329,471 2.2% 9,496 3.8% Ohio 9 317,842 2.2% 6,507 2.6% 25 Other States 71 2,422,158 16.4% 65,211 25.8% Other—1,046,367 7.1% — United States 154 $ 7,376,859 50.0% $ 134,861 53.5% United Kingdom 92 $ 4,084,982 27.7% $ 96,396 38.2% Switzerland 19 868,978 5.9% 991 0.4% Germany 86 761,421 5.1% 11,265 4.5% Spain 9 306,718 2.1% 3,291 1.3% Other Countries 18 499,208 3.4% 5,261 2.1% Other —864,511 5.8% — International 224 $ 7,385,818 50.0% $ 117,204 46.5% Total 378 $ 14,762,677 100.0% $ 252,065 100.0% Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. TOTAL ASSETS BY COUNTRY TOTAL REVENUES BY COUNTRY 6% 1% 2% 3% 1% 2% United States 4% 5% United Kingdom 6% Switzerland 50% Germany 38% 54% Spain 28% Other Countries Other ASSETS BY U.S. STATE REVENUES BY U.S. STATE Texas 7% 10% California 11% Florida Arizona 26% 7% 6% 16% Ohio 25 Other States 4% 2% 2% 6% Other 4% 3% MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 12 PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM(A)(B) RENT COVERAGE YoY and SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE EBITDARM Rent Coverage 3.50x 3.0x 3.00x 3.0x 2.9x 2.6x 2.50x 2.5x 2.5x 2.4x 2.2x 2.0x 2.00x 1.9x 1.7x 1.5x 1.50x 1.00x 0.50x 0.00x General Acute Care Hospitals Post Acute Care Facilities (C) Behavioral Health Total Portfolio Facilities (D) Q4 2024 TTM Q3 2025 TTM Q4 2025 TTM % of Total Assets(E) 58.8% 11.3% 16.3% 86.4% Notes: All data presented is on a trailing twelve month (“TTM”) basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and December 31, 2025. (A) EBITDARM is facility-level earnings before interest, taxes, depreciation, amortization, rent and management fees. EBITDARM includes normal GAAP expensed maintenance and repair costs. EBITDARM does not give effect for capitalized expenditures that extend the life or improve the facility and equipment to increase revenues at the facility. The majority of these types of capital expenditures are financed and do not have an immediate cash impact. MPT’s rent has priority and is not subordinate to capitalized expenses. In addition, EBITDARM does not represent property net income or cash flows from operations and should not be considered an alternative to those indicators. EBITDARM figures utilized in calculating coverages presented are based on financial information provided by MPT’s tenants. Where MPT owns assets through unconsolidated joint ventures, MPT’s proportionate share of EBITDARM and Rent is included. MPT has not independently verified this information, but has no reason to believe this information is inaccurate in any material respect. TTM Coverages are calculated based on actual, unadjusted EBITDARM results as presented in tenant financial reporting and cash rent paid to MPT, except as noted below.—EBITDARM figures for California hospitals include amounts expected to be received under the Hospital Quality Assurance Fee (“HQAF”) Program 8. The HQAF amounts are based on the current payment model from the California Hospital Association which was approved by CMS on December 19, 2023. (B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include operators whose data is not required, available, or re-tenanted during 2024-2025. (C) Post Acute Care Facilities property type includes both Inpatient Rehabilitation Hospitals and Long Term Acute Care Hospitals. (D) We have revised our allocated central costs for Priory Group to better reflect retrospective, recent, and future facility-level actual performance. On a retrospective basis, these changes reduce trailing twelve-month coverage by 40 bps for Priory Group and 20 bps for the Behavioral Health property type, with no impact on the consolidated portfolio. (E) Reflects percentage of total assets on March 31, 2026 balance sheet. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 13 PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM RENT COVERAGE EBITDARM RENT COVERAGE: OPERATORS WITH PROPERTY-LEVEL REPORTING Net Investment (B) Tenant (A) Primary Property Type TTM EBITDARM Rent Coverage (in thousands) Priory Group $ 1,227,881 Behavioral 1.6x MEDIAN 659,360 Post Acute 2.3x Ernest Health 615,836 Post Acute 2.5x Swiss Medical Network 595,630 General Acute 1.9x Aspris Children’s Services 242,414 Behavioral 2.1x Surgery Partners 223,470 General Acute 5.8x Pipeline Health System 194,900 General Acute 2.8x Vibra Healthcare 152,198 Post Acute 3.0x Prime Healthcare 155,807 General Acute 2.4x IMED Hospitales 131,279 General Acute 1.9x Other Reporting Tenants 573,928 Various 2.9x Total $ 4,772,703 2.5x Net Investment Tenant (A) Primary Property Type TTM EBITDARM Rent Coverage (in thousands) International Operator 1 $ 2,023,378 General Acute 2.6x Domestic Operator 1 453,236 General Acute 2.0x Domestic Operator 2 259,010 General Acute 2.6x Domestic Operator 3 806,344 Behavioral 1.2x Domestic Operator 4 78,944 General Acute 9.4x Total $ 3,620,912 2.5x PROPERTY-LEVEL REPORTING NOT REQUIRED AND/OR NOT AVAILABLE Net Investment Tenant (A) Primary Property Type (in thousands) Healthcare Systems of America $ 1,115,328 General Acute NOR Healthcare Systems 505,181 General Acute Ramsay Health Care 395,899 General Acute Pihlajalinna 215,630 General Acute CommonSpirit Health 169,269 General Acute Quorum Health 117,660 General Acute HonorHealth 131,129 General Acute Saint Luke’s—Kansas City 117,973 General Acute NHS 85,482 General Acute Select Medical 52,664 Post Acute Insight Health 48,925 General Acute NeuroPsychiatric Hospitals 25,563 Behavioral Community Health Systems 23,987 General Acute Tenor Health 19,215 General Acute AHRK Holdings    7,537 General Acute Total $ 3,031,442 Comments U.S. hospital operator with eight community hospitals across three states U.S. hospital operator with six general acute hospitals in California One of the largest healthcare operators in the world; Parent guaranty; Investment grade-rated One of Finland’s leading providers of social and health services One of the largest nonprofit healthcare operators in the U.S.; Investment grade-rated U.S. hospital operator with eleven community hospitals across nine states One of Arizona’s largest nonprofit healthcare systems; Investment grade-rated U.S. hospital operator with investment grade-rating and largest nonprofit healthcare organization in Missouri Single-payor government entity in UK Publicly-traded and one of the largest post acute operators in the U.S. U.S. hospital operator with eight medical centers across four states U.S. hospital operator with nine behavioral health hospitals; Parent guaranty Publicly-traded U.S. hospital operator U.S. hospital operator focused on turnaround opportunities U.S. hospital operator with two community hospitals in Texas Above data represents approximately 91% of MPT Total Real Estate Investment Notes: All data presented is on a trailing twelve month (“TTM”) basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and December 31, 2025. (A) Investment figures exclude equity investments, non-real estate loans, freestanding ER/urgent care facilities, and facilities under development. (B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include operators whose data is not required, available, or re-tenanted during 2024-2025. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 14 PORTFOLIO INFORMATION SUMMARY OF ACTIVE DEVELOPMENTS AND CAPITAL ADDITION PROJECTS AS OF March 31, 2026(A) (Amounts in thousands) Costs Incurred as of    Estimated Construction Operator Location Commitment Cost Remaining March 31, 2026 Completion Date IMED Spain $ 42,780 $ 42,594 $    186 2Q26 IMED Spain 65,952    49,820    16,132 4Q26 Healthcare Systems of America Florida 43,500    4,421    39,079 2Q27 NOR Healthcare Systems California 24,333 289    24,044 3Q27 Other Various 554 210 344 2Q26 $ 177,119 $ 97,334 $ 79,785 (A) In addition to the above projects, the costs of which will be included in lease bases upon which the lessees will pay rent, we are constructing two hospitals for which there is no presently-identified lessee; these projects were both originally planned to be operated by a former tenant. We have completed construction to the stage where the building is “weathered in” and environmentally secure so as to physically protect our investment while we actively market the hospitals for sale or lease. As of March 31, 2026, we estimate that the cost of additional construction that we believe will be more efficient if completed in the near term (such as electing to accelerate completion of a parking structure at one hospital), approximates between $5 million and $10 million. If we agree to lease terms for any prospective tenant, we expect such terms will include construction specifications of such prospective lessee, and we may elect to fund such completion for addition to the final lease base upon which we would be paid rent. Alternatively, we may elect to sell one or both of the facilities, in which case we would not expect to incur material additional costs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 15 FINANCIAL STATEMENTS CONSOLIDATED STATEMENTS OF INCOME (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended March 31, 2026 March 31, 2025 REVENUES Rent billed $ 197,520 $ 165,190 Straight-line rent 34,196 40,127 Income from financing leases 10,064 9,905 Interest and other income 10,285 8,577 Total revenues 252,065 223,799 EXPENSES Interest 133,330 115,801 Real estate depreciation and amortization 69,717 64,572 Property-related(A) 9,940 7,035 General and administrative 32,205 41,911 Total expenses 245,192 229,319 OTHER (EXPENSE) INCOME (Loss) gain on sale of real estate (790) 8,059 Real estate and other impairment charges, net (19,032) (76,102) Earnings from equity interests 15,739 13,986 Debt refinancing and unutilized financing costs    —(3,796) Other (including fair value adjustments on securities) (2,505) (45,206) Total other expense (6,588) (103,059) Income (loss) before income tax 285 (108,579) Income tax benefit (expense) 32,822 (9,437) Net income (loss) 33,107 (118,016) Net income attributable to non-controlling interests (280) (259) Net income (loss) attributable to MPT common stockholders $ 32,827 $ (118,275) EARNINGS PER COMMON SHARE—BASIC AND DILUTED Net income (loss) attributable to MPT common stockholders $ 0.05 $ (0 .20) WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC 597,715 600,594 WEIGHTED AVERAGE SHARES OUTSTANDING—DILUTED 597,715 600,594 $ — DIVIDENDS DECLARED PER COMMON SHARE $ 0.09 $ 0.08 (A) Includes $1.9 million and $1.9 million of ground lease and other expenses (such as property taxes and insurance) paid directly by us and reimbursed by our tenants for the three months ended March 31, 2026 and 2025, respectively. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 16 FINANCIAL STATEMENTS CONSOLIDATED BALANCE SHEETS (Amounts in thousands, except per share data) March 31, 2026 December 31, 2025 (Unaudited) (A) ASSETS Real estate assets Land, buildings and improvements, intangible lease assets, and other $ 12,109,743 $ 12,205,687 Investment in financing leases 381,589 421,684 Mortgage loans 124,479 123,651 Gross investment in real estate assets 12,615,811 12,751,022 Accumulated depreciation and amortization (1,713,282) (1,663,056) Net investment in real estate assets 10,902,529 11,087,966 Cash and cash equivalents 425,001 540,859 Interest and rent receivables 17,981 19,210 Straight-line rent receivables 904,075 881,452 Investments in unconsolidated real estate joint ventures 1,390,385 1,399,777 Investments in unconsolidated operating entities 320,928 322,179 Other loans 237,957 186,292 Other assets 563,821 564,040 Total Assets $ 14,762,677 $ 15,001,775 LIABILITIES AND EQUITY Liabilities Debt, net $ 9,662,659 $ 9,697,835 Accounts payable and accrued expenses 433,165 549,105 Deferred revenue 18,580 19,289 Obligations to tenants and other lease liabilities 102,514 128,297 Total Liabilities 10,216,918 10,394,526 Equity Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding —Common stock, $0.001 par value. Authorized 750,000 shares; issued and outstanding —597,715 shares at March 31, 2026 and 597,008 shares at December 31, 2025 598 597 Additional paid-in capital 8,577,846 8,573,396 Retained deficit (4,157,439) (4,136,011) Accumulated other comprehensive income 123,700 168,213 Total Medical Properties Trust, Inc. stockholders’ equity 4,544,705 4,606,195 Non-controlling interests 1,054 1,054 Total Equity 4,545,759 4,607,249 Total Liabilities and Equity $ 14,762,677 $ 15,001,775 (A) Financials have been derived from the prior year audited financial statements. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 17 FINANCIAL STATEMENTS INVESTMENTS IN UNCONSOLIDATED REAL ESTATE JOINT VENTURES (As of and for the three months ended March 31, 2026) (Unaudited) ($ amounts in thousands) Swiss Medical Policlinico di HM MPT Pro Rata MEDIAN(B) (C) CommonSpirit(D) (E) (F) Total Network Monza Hospitales Share Gross real estate $    2,060,746 $    1,874,016 $    1,479,521 $    193,649 $ 391,148 $    5,999,080 $    2,988,643 Cash 25,792 1,170 3,667 17,733 1,664 50,026 24,251 Accumulated depreciation and amortization (363,739) (248,067)— (44,851) (53,331) (709,988) (402,337) Other assets 123,213 93,000 8,567 4,268 11,284 240,332 136,213 Total Assets $    1,846,012 $    1,720,119 $    1,491,755 $    170,799 $    350,765 $    5,579,450 $    2,746,770 Debt (third party) $ 778,705 $ 706,175 $ 770,000 $ —$ 150,066 $    2,404,946 $    1,145,220 Other liabilities 119,067 144,795 46,029 (207) 85,815 395,499 211,165 (A) Equity and shareholder loans 948,240 869,149 675,726 171,006 114,884 2,779,005    1,390,385 Total Liabilities and Equity $    1,846,012 $    1,720,119 $    1,491,755 $    170,799 $    350,765 $    5,579,450 $    2,746,770 MPT share of real estate joint venture 50% 70% 25% 50% 45% Total $    474,120 $    609,795 $    169,269 $ 85,503 $ 51,698 $    1,390,385 Swiss Medical Policlinico di HM MPT Pro Rata MEDIAN(B) (C) CommonSpirit(D) (E) (F) Total Network Monza Hospitales Share Total revenues $ 36,697 $ 24,341 $ 24,865 $ 3,904 $ 4,912 $ 94,719 $ 45,818 Other expenses (income): Property-related $ 947 $ 1,570 $ 5 $ 1,117 $ 649 $ 4,288 $ 2,427 Interest 20,988 3,623 13,056— 583 38,250 16,569 Real estate depreciation and amortization 12,304 10,616— 1,138 2,243 26,301 15,178 General and administrative 722 508— (23) 20 1,227 715 Fair value adjustments — (28,587) — (28,587) (7,161) Loss on sale of real estate — 1,747 —— 1,747 1,226 Income and other taxes 1,668 126 — 361 2,155 1,085 Non-controlling interest expense — 69 — 69 17 Total other expenses (income) $ 36,629 $ 18,190 $    (15,457) $ 2,232 $ 3,856 $ 45,450 $ 30,056 Net income $ 68 $ 6,151 $ 40,322 $ 1,672 $ 1,056 $ 49,269 $ 15,762 MPT share of real estate joint venture 50% 70% 25% 50% 45% (G) Earnings from equity interests $ 34 $ 4,316 $ 10,101 $ 836 $ 475 $ 15,762 (A) Includes a €309 million loan from both shareholders. (B) MPT managed joint venture of 71-owned German facilities that are fully leased. (C) Represents ownership in Infracore, which owns and leases 18 Switzerland facilities. We also have one Infracore facility currently under development. (D) Represents ownership in five Utah facilities that are fully leased. The joint venture elected to apply specialized accounting and reporting for investment companies under Topic 946, which measures    the underlying investments at fair value. For this quarter, our share of the joint venture’s favorable fair value adjustment was $7.2 million, primarily related to real estate. (E) Represents ownership in eight Italian facilities that are fully leased. (F) Represents ownership in two Spanish facilities that are fully leased. (G) Excludes $23,000 of amortization of equity investment costs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026

QUARTERLY SUPPLEMENTAL 1Q 2026 AT THE VERY HEART OF HEALTHCARE.® [Graphic Appears Here] [Graphic Appears Here] COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Funds from Operations 6 Debt Summary 7 Debt Maturities and Debt Metrics 8 PORTFOLIO INFORMATION Lease and Loan Maturity Schedule 9 Total Assets and Revenues    by Asset Type, Operator, State and Country 10 Rent Coverage 13 Summary of Active Developments    and Capital Addition Projects 15 FINANCIAL STATEMENTS Consolidated Statements of Income 16 Consolidated Balance Sheets 17 Investments in Unconsolidated Real Estate    Joint Ventures 18    Investments in Unconsolidated Operating Entities 19 Appendix—Non-GAAP Reconciliations 20 FORWARD-LOOKING STATEMENTS This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, prospects, industry, asset sales, tenant conditions and anticipated rent. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that projected rents may be lower than anticipated or realized later than expected; (ii) the risk that the timing, outcome and terms of Prospect’s causes of action, that is collateral for DIP and other fundings that remain outstanding, will not be consistent with those anticipated by the Company; (iii) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (iv) the risk that previously announced or contemplated property sales, loan repayments, and other capital recycling transactions do not occur as anticipated or at all; (v) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a reasonable time period or at all; (vi) MPT’s ability to obtain or modify the terms of debt financing on attractive terms or at all, as a result of changes in interest rates and other factors, which may adversely impact our ability to pay down, refinance, restructure or extend our indebtedness, including extending our 2026 credit facility, as it becomes due, or pursue acquisition and development opportunities; (vii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (viii) the ability of our tenants and operators to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (ix) the risk that we are unable to monetize our investments in certain tenants at full value within a reasonable time period or at all; (x) the risk that the operations of our tenants will be negatively impacted by changes to Medicaid funding introduced by the OBBBA; and (xi) the risks and uncertainties of litigation or other regulatory proceedings. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and as may be updated in our other filings with the SEC. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned not to place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made. Pictured above: Carrollton Springs—Operated by Lifepoint Behavioral Health—Carrollton Springs, Texas. On the cover: IMED Alicante – Leased by IMED Hospitales – Alicante, Spain. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 2 COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world’s largest owners of hospital real estate. As of March 31, 2026. MPT’s financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations. 378 51 ~38,000 30 9 properties operators hospital beds U.S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 3 MPT Oﬃcers Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer J. Kevin Hanna Senior Vice President, Controller and Chief Accounting Officer Rosa H. Williams Senior Vice President of Operations and Secretary Larry H. Portal Senior Vice President, Senior Advisor to the CEO Charles R. Lambert Senior Vice President of Finance and Treasurer R. Lucas Savage Vice President, Head of Global Acquisitions Board of Directors Corporate Headquarters Edward K. Aldag, Jr. G. Steven Dawson Medical Properties Trust, Inc. R. Steven Hamner Caterina A. Mozingo 10500 Liberty Parkway Emily W. Murphy Birmingham, AL 35242 Elizabeth N. Pitman D. Paul Sparks, Jr. (205) 969-3755 | (205) 969-3756 (fax) Michael G. Stewart C. Reynolds Thompson, III MPT.com MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 4 INVESTOR RELATIONS Contact Charles Lambert, Senior Vice President of Finance and Treasurer (205) 397-8897 or clambert@mpt.com Transfer Stock Exchange Agent Listing and Trading Symbol Equniti Trust Company, LLC New York Stock Exchange 28 Liberty Street, Floor 53 (NYSE): MPT New York, NY 10005 https://equiniti.com/us Pictured above: Hackensack Meridian Mountainside Medical Center—Newark, New Jersey. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 5 FINANCIAL INFORMATION RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended March 31, 2026 March 31, 2025 FFO INFORMATION: Net income (loss) attributable to MPT common stockholders $ 32,827 $ (118,275) Participating securities’ share in earnings (461)    (117) Net income (loss), less participating securities’ share in earnings $ 32,366 $ (118,392) Depreciation and amortization 85,882 76,891 Loss (gain) on sale of real estate 2,016 (8,059) Real estate impairment charges 9,037 65,683 Funds from operations $ 129,301 $ 16,123 Other impairment charges, net 10,469 13,898 Litigation, bankruptcy and other costs 1,632 10,047 Share-based compensation (fair value adjustments) (A) (8,462) 9,527 Non-cash fair value adjustments (5,568) 26,609 Tax rate changes and other (45,155) 1,102 Debt refinancing and unutilized financing costs    — 3,796 Normalized funds from operations $ 82,217 $ 81,102 Certain non-cash and related recovery information: Share-based compensation (A) $ 9,035 $ 8,138 Debt costs amortization $ 7,547 $ 6,006 Non-cash rent and interest revenue (B) $ 348 $ -Cash recoveries of non-cash rent and interest revenue (C) $ 210 $ 526 Straight-line rent revenue from operating and finance leases $ (36,479) $ (42,619) PER DILUTED SHARE DATA: Net income (loss), less participating securities’ share in earnings $ 0.05 $ (0.20) Depreciation and amortization 0.15 0.13 Loss (gain) on sale of real estate    — (0.01) Real estate impairment charges 0.02 0.11 Funds from operations $ 0.22 $ 0.03 Other impairment charges, net 0.02 0.02 Litigation, bankruptcy and other costs    —0.02 Share-based compensation (fair value adjustments) (A) (0.01) 0.02 Non-cash fair value adjustments (0.01) 0.04 Tax rate changes and other (0.08)    -Debt refinancing and unutilized financing costs    —0.01 Normalized funds from operations $ 0.14 $ 0.14 Certain non-cash and related recovery information: Share-based compensation (A) $ 0.02 $ 0.01 Debt costs amortization (B) $ 0.01 $ 0.01 Non-cash rent and interest revenue $—$ -Cash recoveries of non-cash rent and interest revenue (C) $—$ -Straight-line rent revenue from operating and finance leases $ (0.06) $ (0.07) Notes: Investors and analysts following the real estate industry utilize funds from operations (“FFO”) as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts,orNareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization, including amortization related to in-place lease intangibles, and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the Nareit definition, we disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs (if any not paid by our tenants) to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. Theseamounts areincludedwith all activity of our equity interests in the “Earnings from equity interests” line on the consolidated statements of income. (A) Total share-based compensation expense for GAAP purposes is $0.6 million and $17.7 million for the three months ended March 31, 2026 and 2025, respectively (including certain awards that are to be settled in cash). Cash-settled awards are typically recorded in accordance with GAAP at fair value and measured at each balance sheet date until settlement. The resulting fluctuations, which are primarily driven by changes in our stock price rather than operational performance, can introduce significant volatility in our earnings. To enhance comparability and provide a more stable view of performance over time, NFFO reflects an $(8.5) million and $9.5 million adjustment in the three months ended March 31, 2026 and 2025, respectively, to arrive at total share-based compensation expense using grant date fair value for all awards (including cash-settled awards) of $9.0 million and $8.1 million for the three months ended March 31, 2026 and 2025, respectively. (B) Includes revenue accrued during the period but not received in cash, such as deferred rent, payment-in-kind (“PIK”) interest or other accruals. (C) Includes cash received to satisfy previously accrued non-cash revenue, such as the cash receipt of previously deferred rent or PIK interest. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 6 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT SUMMARY Debt Instrument 2026 Secured Credit Facility Revolver(A)(B) 2027 Secured Term Loan 0.993% Notes Due 2026 (€500M)(B) 5.000% Notes Due 2027 3.692% Notes Due 2028 (£600M)(B) 4.625% Notes Due 2029 3.375% Notes Due 2030 (£350M)(B) 3.500% Notes Due 2031 7.000% Secured Notes Due 2032 (€1B)(B) 8.500% Secured Notes Due 2032 2034 Secured GBP Term Loan (£631M)(B) Debt issuance costs and discount Rate Type Rate Balance Variable 5.026% $    665,577 Variable 6.018%    200,000 Fixed 0.993%    577,650 Fixed 5.000%    1,400,000 Fixed 3.692%    793,620 Fixed 4.625%    900,000 Fixed 3.375%    462,945 Fixed 3.500%    1,300,000 Fixed 7.000%    1,155,300 Fixed 8.500%    1,500,000 Fixed 6.877%    835,126 $ 9,790,218    (127,559) Weighted average rate 5.363% $ 9,662,659 Variable 9% Fixed 91% (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. $200 million was repaid on April 1, 2026. (B) Non-USD denominated debt converted to U.S. dollars at March 31, 2026. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 7 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT MATURITIES Year Senior Notes Term Loans/Revolver Total Debt % of Total 2026 $ 577,650 $ 665,577 (A) $ 1,243,227 12.7% 2027 1,400,000 200,000 1,600,000 16.4% 2028 793,620—793,620 8.1% 2029 900,000—900,000 9.2% 2030 462,945—462,945 4.7% 2031 1,300,000— 1,300,000 13.3% 2032 2,655,300— 2,655,300 27.1% 2033 — —2034— 835,126 835,126 8.5% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT BY LOCAL CURRENCY Senior Notes Term Loans/Revolver Total Debt % of Total United States dollars $ 5,100,000 $ 685,000 $ 5,785,000 59.1% British pound sterling 1,256,565 835,126 2,091,691 21.4% Euros 1,732,950 115,530 1,848,480 18.9% Swiss francs— 65,047 65,047 0.6% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT METRICS (B) For the Three Months Ended March 31, 2026 Adjusted Net Debt to Annualized EBITDA re Ratios: Adjusted Net Debt $ 8,693,633 Adjusted Annualized EBITDAre $ 934,688 Adjusted Net Debt to Adjusted Annualized EBITDA re Ratio 9.3x Adjusted Net Debt $ 8,693,633 Transaction Adjusted Annualized EBITDAre $ 932,660 Adjusted Net Debt to Transaction Adjusted Annualized EBITDA re Ratio 9.3x Leverage Ratio: Unsecured Debt $ 5,434,215 Secured Debt 4,356,003 Total Debt $ 9,790,218 Total Gross Assets(C) $ 16,475,959 Financial Leverage 59.4% Interest Coverage Ratio: Interest Expense $ 133,330 Capitalized Interest 2,179 Debt Costs Amortization (6,983) Total Interest $ 128,526 Adjusted EBITDAre $ 233,672 Adjusted Interest Coverage Ratio 1.8x (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. (B) Not intended to reflect covenants per debt agreements. (C) Total Gross Assets equals total assets plus real estate accumulated depreciation and amortization. See appendix for reconciliation of Non-GAAP financial measures. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 8 PORTFOLIO INFORMATION LEASE AND LOAN MATURITY SCHEDULE (A) (As of March 31, 2026) ($ amounts in thousands) (B) (C) (D) Percentage of Total Years of Maturities Total Properties Base Rent/Interest Base Rent/Interest 2026 1 $ 234 0.0% 2027 1 3,782 0.3% 2028 5 7,981 0.7% 2029 4 16,422 1.5% 2030 10 7,301 0.7% 2031 4 4,925 0.4% 2032 21 62,251 5.6% 2033 5 6,201 0.6% 2034 4 21,343 1.9% 2035 7 27,002 2.4% Thereafter 302 962,740 85.9% 364 # $ 1,120,182 100.0% Percentage of total base rent/interest 100% 90% 85.9% 80% 70% 60% 50% 40% 30% 20% 10% 5.6% 0.3% 0.7% 1.5% 0.7% 0.4% 0.6% 1.9% 2.4% 0.0% 0% (A) Schedule includes leases and mortgage loans and related terms as of March 31, 2026. (B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal or other options provided for in our agreements. (C) Reflects all properties, including those that are part of joint ventures, except vacant properties (less than 1% of total assets), facilities that are under development, and transitioning properties. (D) Represents base rent/interest income contractually owed per the lease/loan agreements on an annualized basis as of period end (including foreign currency exchange rates) but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues), or any reserves or write-offs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 9 PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY ASSET TYPE (March 31, 2026) ($ amounts in thousands) Total Percentage of    Q1 2026 Percentage of Asset Types Properties (A) Assets Total Assets Revenues Q1 2026 Revenues General Acute Care Hospitals 162 $ 8,673,783 58.8% $ 156,194 62.0% Behavioral Health Facilities 68 2,407,964 16.3% 55,575 22.0% Post Acute Care Facilities 128 1,668,629 11.3% 38,370 15.2% Freestanding ER/Urgent Care Facilities 20 101,423 0.7% 1,926 0.8% Other —1,910,878 12.9% — Total 378 $ 14,762,677 100.0% $ 252,065 100.0% TOTAL ASSETS BY ASSET TYPE TOTAL REVENUES BY ASSET TYPE 13% 1% 1% General Acute Care Hospitals 15% 11% Behavioral Health Facilities 59% Post Acute Care Facilities 22% 62% 16% Freestanding ER/Urgent Care Facilities Other DOMESTIC ASSETS BY ASSET TYPE DOMESTIC REVENUES BY ASSET TYPE 14% 1% 1% General Acute Care Hospitals Behavioral Health Facilities 22% 13% 60% Post Acute Care Facilities 60% 17% 12% Freestanding ER/Urgent Care Facilities Other Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 10 PORTFOLIO INFORMATION TOTAL ASSETS—LARGEST INDIVIDUAL FACILITY (March 31, 2026) Largest Individual    Operators Facility as a Percentage of Total Assets(A) Circle Health 1.3% Priory Group 0.9% Healthcare Systems of America 1.8% Swiss Medical Network 1.8% Lifepoint Behavioral Health 0.5% 46 operators 1.6% Largest Individual Facility Investment is Less Than 2% of MPT Investment Portfolio TOTAL ASSETS AND REVENUES BY OPERATOR (March 31, 2026) ($ amounts in thousands) COMPREHENSIVE PROPERTY-LEVEL UNDERWRITING FRAMEWORK MPT invests in real estate, not the consolidated financial performance of its tenants. Each facility is underwritten for characteristics that make the infrastructure attractive to any experienced, competent operator—not just the current tenant. If we have underwritten these correctly, then coupled with our absolute net master lease structure, our real estate will be attractive to a replacement operator, should we find it necesssary to transition. Such underwriting characteristics include: Physical Quality Financial Demographics Competition and Market Total Percentage of    Q1 2026 Percentage of Operators Properties (A) Assets Total Assets Revenues Q1 2026 Revenues Circle Health 36 $ 2,069,009 14.0% $ 54,961 21.8% Priory Group 37 1,273,725 8.6% 27,496 10.9% Healthcare Systems of America 8 1,209,459 8.2% 17,406 6.9% Swiss Medical Network 19 868,978 5.9% 991 0.4% Lifepoint Behavioral Health 19 806,344 5.5% 21,346 8.5% MEDIAN 82 687,771 4.6% 9,022 3.6% Ernest Health 28 615,836 4.2% 19,231 7.6% NOR Healthcare Systems 6 528,525 3.6% — -Lifepoint Health 8 453,236 3.1% 15,434 6.1% Ramsay Health Care 8 395,899 2.7% 6,797 2.7% 41 operators 127 3,943,017 26.7% 79,381 31.5% Other    — 1,910,878 12.9% — —Total 378 $ 14,762,677 100.0% $ 252,065 100.0% (A) Reflects total assets on our consolidated balance sheets. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 11 PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY U.S. STATE AND COUNTRY (March 31, 2026) ($ amounts in thousands) Total Percentage of    Q1 2026 Percentage of U.S. States and Other Countries Properties (A) Assets Total Assets Revenues Q1 2026 Revenues Texas 43 $ 1,403,311 9.5% $ 27,015 10.7% California 17 1,024,998 7.0% 15,324 6.1% Florida 6 832,712 5.6% 11,308 4.5% Arizona 8 329,471 2.2% 9,496 3.8% Ohio 9 317,842 2.2% 6,507 2.6% 25 Other States 71 2,422,158 16.4% 65,211 25.8% Other—1,046,367 7.1% — United States 154 $ 7,376,859 50.0% $ 134,861 53.5% United Kingdom 92 $ 4,084,982 27.7% $ 96,396 38.2% Switzerland 19 868,978 5.9% 991 0.4% Germany 86 761,421 5.1% 11,265 4.5% Spain 9 306,718 2.1% 3,291 1.3% Other Countries 18 499,208 3.4% 5,261 2.1% Other —864,511 5.8% — International 224 $ 7,385,818 50.0% $ 117,204 46.5% Total 378 $ 14,762,677 100.0% $ 252,065 100.0% Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. TOTAL ASSETS BY COUNTRY TOTAL REVENUES BY COUNTRY 6% 1% 2% 3% 1% 2% United States 4% 5% United Kingdom 6% Switzerland 50% Germany 38% 54% Spain 28% Other Countries Other ASSETS BY U.S. STATE REVENUES BY U.S. STATE Texas 7% 10% California 11% Florida Arizona 26% 7% 6% 16% Ohio 25 Other States 4% 2% 2% 6% Other 4% 3% MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 12 PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM(A)(B) RENT COVERAGE YoY and SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE EBITDARM Rent Coverage 3.50x 3.0x 3.00x 3.0x 2.9x 2.6x 2.50x 2.5x 2.5x 2.4x 2.2x 2.0x 2.00x 1.9x 1.7x 1.5x 1.50x 1.00x 0.50x 0.00x General Acute Care Hospitals Post Acute Care Facilities (C) Behavioral Health Total Portfolio Facilities (D) Q4 2024 TTM Q3 2025 TTM Q4 2025 TTM % of Total Assets(E) 58.8% 11.3% 16.3% 86.4% Notes: All data presented is on a trailing twelve month (“TTM”) basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and December 31, 2025. (A) EBITDARM is facility-level earnings before interest, taxes, depreciation, amortization, rent and management fees. EBITDARM includes normal GAAP expensed maintenance and repair costs. EBITDARM does not give effect for capitalized expenditures that extend the life or improve the facility and equipment to increase revenues at the facility. The majority of these types of capital expenditures are financed and do not have an immediate cash impact. MPT’s rent has priority and is not subordinate to capitalized expenses. In addition, EBITDARM does not represent property net income or cash flows from operations and should not be considered an alternative to those indicators. EBITDARM figures utilized in calculating coverages presented are based on financial information provided by MPT’s tenants. Where MPT owns assets through unconsolidated joint ventures, MPT’s proportionate share of EBITDARM and Rent is included. MPT has not independently verified this information, but has no reason to believe this information is inaccurate in any material respect. TTM Coverages are calculated based on actual, unadjusted EBITDARM results as presented in tenant financial reporting and cash rent paid to MPT, except as noted below.—EBITDARM figures for California hospitals include amounts expected to be received under the Hospital Quality Assurance Fee (“HQAF”) Program 8. The HQAF amounts are based on the current payment model from the California Hospital Association which was approved by CMS on December 19, 2023. (B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include operators whose data is not required, available, or re-tenanted during 2024-2025. (C) Post Acute Care Facilities property type includes both Inpatient Rehabilitation Hospitals and Long Term Acute Care Hospitals. (D) We have revised our allocated central costs for Priory Group to better reflect retrospective, recent, and future facility-level actual performance. On a retrospective basis, these changes reduce trailing twelve-month coverage by 40 bps for Priory Group and 20 bps for the Behavioral Health property type, with no impact on the consolidated portfolio. (E) Reflects percentage of total assets on March 31, 2026 balance sheet. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 13 PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM RENT COVERAGE EBITDARM RENT COVERAGE: OPERATORS WITH PROPERTY-LEVEL REPORTING Net Investment (B) Tenant (A) Primary Property Type TTM EBITDARM Rent Coverage (in thousands) Priory Group $ 1,227,881 Behavioral 1.6x MEDIAN 659,360 Post Acute 2.3x Ernest Health 615,836 Post Acute 2.5x Swiss Medical Network 595,630 General Acute 1.9x Aspris Children’s Services 242,414 Behavioral 2.1x Surgery Partners 223,470 General Acute 5.8x Pipeline Health System 194,900 General Acute 2.8x Vibra Healthcare 152,198 Post Acute 3.0x Prime Healthcare 155,807 General Acute 2.4x IMED Hospitales 131,279 General Acute 1.9x Other Reporting Tenants 573,928 Various 2.9x Total $ 4,772,703 2.5x Net Investment Tenant (A) Primary Property Type TTM EBITDARM Rent Coverage (in thousands) International Operator 1 $ 2,023,378 General Acute 2.6x Domestic Operator 1 453,236 General Acute 2.0x Domestic Operator 2 259,010 General Acute 2.6x Domestic Operator 3 806,344 Behavioral 1.2x Domestic Operator 4 78,944 General Acute 9.4x Total $ 3,620,912 2.5x PROPERTY-LEVEL REPORTING NOT REQUIRED AND/OR NOT AVAILABLE Net Investment Tenant (A) Primary Property Type (in thousands) Healthcare Systems of America $ 1,115,328 General Acute NOR Healthcare Systems 505,181 General Acute Ramsay Health Care 395,899 General Acute Pihlajalinna 215,630 General Acute CommonSpirit Health 169,269 General Acute Quorum Health 117,660 General Acute HonorHealth 131,129 General Acute Saint Luke’s—Kansas City 117,973 General Acute NHS 85,482 General Acute Select Medical 52,664 Post Acute Insight Health 48,925 General Acute NeuroPsychiatric Hospitals 25,563 Behavioral Community Health Systems 23,987 General Acute Tenor Health 19,215 General Acute AHRK Holdings    7,537 General Acute Total $ 3,031,442 Comments U.S. hospital operator with eight community hospitals across three states U.S. hospital operator with six general acute hospitals in California One of the largest healthcare operators in the world; Parent guaranty; Investment grade-rated One of Finland’s leading providers of social and health services One of the largest nonprofit healthcare operators in the U.S.; Investment grade-rated U.S. hospital operator with eleven community hospitals across nine states One of Arizona’s largest nonprofit healthcare systems; Investment grade-rated U.S. hospital operator with investment grade-rating and largest nonprofit healthcare organization in Missouri Single-payor government entity in UK Publicly-traded and one of the largest post acute operators in the U.S. U.S. hospital operator with eight medical centers across four states U.S. hospital operator with nine behavioral health hospitals; Parent guaranty Publicly-traded U.S. hospital operator U.S. hospital operator focused on turnaround opportunities U.S. hospital operator with two community hospitals in Texas Above data represents approximately 91% of MPT Total Real Estate Investment Notes: All data presented is on a trailing twelve month (“TTM”) basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and December 31, 2025. (A) Investment figures exclude equity investments, non-real estate loans, freestanding ER/urgent care facilities, and facilities under development. (B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include operators whose data is not required, available, or re-tenanted during 2024-2025. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 14 PORTFOLIO INFORMATION SUMMARY OF ACTIVE DEVELOPMENTS AND CAPITAL ADDITION PROJECTS AS OF March 31, 2026(A) (Amounts in thousands) Costs Incurred as of    Estimated Construction Operator Location Commitment Cost Remaining March 31, 2026 Completion Date IMED Spain $ 42,780 $ 42,594 $    186 2Q26 IMED Spain 65,952    49,820    16,132 4Q26 Healthcare Systems of America Florida 43,500    4,421    39,079 2Q27 NOR Healthcare Systems California 24,333 289    24,044 3Q27 Other Various 554 210 344 2Q26 $ 177,119 $ 97,334 $ 79,785 (A) In addition to the above projects, the costs of which will be included in lease bases upon which the lessees will pay rent, we are constructing two hospitals for which there is no presently-identified lessee; these projects were both originally planned to be operated by a former tenant. We have completed construction to the stage where the building is “weathered in” and environmentally secure so as to physically protect our investment while we actively market the hospitals for sale or lease. As of March 31, 2026, we estimate that the cost of additional construction that we believe will be more efficient if completed in the near term (such as electing to accelerate completion of a parking structure at one hospital), approximates between $5 million and $10 million. If we agree to lease terms for any prospective tenant, we expect such terms will include construction specifications of such prospective lessee, and we may elect to fund such completion for addition to the final lease base upon which we would be paid rent. Alternatively, we may elect to sell one or both of the facilities, in which case we would not expect to incur material additional costs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 15 FINANCIAL STATEMENTS CONSOLIDATED STATEMENTS OF INCOME (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended March 31, 2026 March 31, 2025 REVENUES Rent billed $ 197,520 $ 165,190 Straight-line rent 34,196 40,127 Income from financing leases 10,064 9,905 Interest and other income 10,285 8,577 Total revenues 252,065 223,799 EXPENSES Interest 133,330 115,801 Real estate depreciation and amortization 69,717 64,572 Property-related(A) 9,940 7,035 General and administrative 32,205 41,911 Total expenses 245,192 229,319 OTHER (EXPENSE) INCOME (Loss) gain on sale of real estate (790) 8,059 Real estate and other impairment charges, net (19,032) (76,102) Earnings from equity interests 15,739 13,986 Debt refinancing and unutilized financing costs    —(3,796) Other (including fair value adjustments on securities) (2,505) (45,206) Total other expense (6,588) (103,059) Income (loss) before income tax 285 (108,579) Income tax benefit (expense) 32,822 (9,437) Net income (loss) 33,107 (118,016) Net income attributable to non-controlling interests (280) (259) Net income (loss) attributable to MPT common stockholders $ 32,827 $ (118,275) EARNINGS PER COMMON SHARE—BASIC AND DILUTED Net income (loss) attributable to MPT common stockholders $ 0.05 $ (0 .20) WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC 597,715 600,594 WEIGHTED AVERAGE SHARES OUTSTANDING—DILUTED 597,715 600,594 $ — DIVIDENDS DECLARED PER COMMON SHARE $ 0.09 $ 0.08 (A) Includes $1.9 million and $1.9 million of ground lease and other expenses (such as property taxes and insurance) paid directly by us and reimbursed by our tenants for the three months ended March 31, 2026 and 2025, respectively. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 16 FINANCIAL STATEMENTS CONSOLIDATED BALANCE SHEETS (Amounts in thousands, except per share data) March 31, 2026 December 31, 2025 (Unaudited) (A) ASSETS Real estate assets Land, buildings and improvements, intangible lease assets, and other $ 12,109,743 $ 12,205,687 Investment in financing leases 381,589 421,684 Mortgage loans 124,479 123,651 Gross investment in real estate assets 12,615,811 12,751,022 Accumulated depreciation and amortization (1,713,282) (1,663,056) Net investment in real estate assets 10,902,529 11,087,966 Cash and cash equivalents 425,001 540,859 Interest and rent receivables 17,981 19,210 Straight-line rent receivables 904,075 881,452 Investments in unconsolidated real estate joint ventures 1,390,385 1,399,777 Investments in unconsolidated operating entities 320,928 322,179 Other loans 237,957 186,292 Other assets 563,821 564,040 Total Assets $ 14,762,677 $ 15,001,775 LIABILITIES AND EQUITY Liabilities Debt, net $ 9,662,659 $ 9,697,835 Accounts payable and accrued expenses 433,165 549,105 Deferred revenue 18,580 19,289 Obligations to tenants and other lease liabilities 102,514 128,297 Total Liabilities 10,216,918 10,394,526 Equity Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding —Common stock, $0.001 par value. Authorized 750,000 shares; issued and outstanding —597,715 shares at March 31, 2026 and 597,008 shares at December 31, 2025 598 597 Additional paid-in capital 8,577,846 8,573,396 Retained deficit (4,157,439) (4,136,011) Accumulated other comprehensive income 123,700 168,213 Total Medical Properties Trust, Inc. stockholders’ equity 4,544,705 4,606,195 Non-controlling interests 1,054 1,054 Total Equity 4,545,759 4,607,249 Total Liabilities and Equity $ 14,762,677 $ 15,001,775 (A) Financials have been derived from the prior year audited financial statements. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 17 FINANCIAL STATEMENTS INVESTMENTS IN UNCONSOLIDATED REAL ESTATE JOINT VENTURES (As of and for the three months ended March 31, 2026) (Unaudited) ($ amounts in thousands) Swiss Medical Policlinico di HM MPT Pro Rata MEDIAN(B) (C) CommonSpirit(D) (E) (F) Total Network Monza Hospitales Share Gross real estate $    2,060,746 $    1,874,016 $    1,479,521 $    193,649 $ 391,148 $    5,999,080 $    2,988,643 Cash 25,792 1,170 3,667 17,733 1,664 50,026 24,251 Accumulated depreciation and amortization (363,739) (248,067)— (44,851) (53,331) (709,988) (402,337) Other assets 123,213 93,000 8,567 4,268 11,284 240,332 136,213 Total Assets $    1,846,012 $    1,720,119 $    1,491,755 $    170,799 $    350,765 $    5,579,450 $    2,746,770 Debt (third party) $ 778,705 $ 706,175 $ 770,000 $ —$ 150,066 $    2,404,946 $    1,145,220 Other liabilities 119,067 144,795 46,029 (207) 85,815 395,499 211,165 (A) Equity and shareholder loans 948,240 869,149 675,726 171,006 114,884 2,779,005    1,390,385 Total Liabilities and Equity $    1,846,012 $    1,720,119 $    1,491,755 $    170,799 $    350,765 $    5,579,450 $    2,746,770 MPT share of real estate joint venture 50% 70% 25% 50% 45% Total $    474,120 $    609,795 $    169,269 $ 85,503 $ 51,698 $    1,390,385 Swiss Medical Policlinico di HM MPT Pro Rata MEDIAN(B) (C) CommonSpirit(D) (E) (F) Total Network Monza Hospitales Share Total revenues $ 36,697 $ 24,341 $ 24,865 $ 3,904 $ 4,912 $ 94,719 $ 45,818 Other expenses (income): Property-related $ 947 $ 1,570 $ 5 $ 1,117 $ 649 $ 4,288 $ 2,427 Interest 20,988 3,623 13,056— 583 38,250 16,569 Real estate depreciation and amortization 12,304 10,616— 1,138 2,243 26,301 15,178 General and administrative 722 508— (23) 20 1,227 715 Fair value adjustments — (28,587) — (28,587) (7,161) Loss on sale of real estate — 1,747 —— 1,747 1,226 Income and other taxes 1,668 126 — 361 2,155 1,085 Non-controlling interest expense — 69 — 69 17 Total other expenses (income) $ 36,629 $ 18,190 $    (15,457) $ 2,232 $ 3,856 $ 45,450 $ 30,056 Net income $ 68 $ 6,151 $ 40,322 $ 1,672 $ 1,056 $ 49,269 $ 15,762 MPT share of real estate joint venture 50% 70% 25% 50% 45% (G) Earnings from equity interests $ 34 $ 4,316 $ 10,101 $ 836 $ 475 $ 15,762 (A) Includes a €309 million loan from both shareholders. (B) MPT managed joint venture of 71-owned German facilities that are fully leased. (C) Represents ownership in Infracore, which owns and leases 18 Switzerland facilities. We also have one Infracore facility currently under development. (D) Represents ownership in five Utah facilities that are fully leased. The joint venture elected to apply specialized accounting and reporting for investment companies under Topic 946, which measures    the underlying investments at fair value. For this quarter, our share of the joint venture’s favorable fair value adjustment was $7.2 million, primarily related to real estate. (E) Represents ownership in eight Italian facilities that are fully leased. (F) Represents ownership in two Spanish facilities that are fully leased. (G) Excludes $23,000 of amortization of equity investment costs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 18 FINANCIAL STATEMENTS INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES (Amounts in thousands) OPERATING ENTITY INVESTMENT FRAMEWORK MPT’s hospital expertise and comprehensive underwriting process allows for opportunistic investments in hospital operations. • Passive investments typically needed in order to acquire the larger real estate transactions. • Cash payments go to previous owner and not to the tenant, with limited exceptions. • Operators are vetted as part of our overall underwriting process. • Potential for outsized returns and organic growth. • Certain of these investments entitle us to customary minority rights and protections. • Typically, no additional operating loss exposure beyond our investment. • Proven track record of successful investments, including Ernest Health, Capella Healthcare and Springstone. Investment Ownership Operator as of Structure Interest March 31, 2026 Includes our passive equity ownership interest, along with a CHF 37 million loan as part of a syndicated Swiss Medical Network $ 195,838 8.9% loan facility. Includes our passive equity ownership interest in Aevis, a public healthcare investment company. Our Aevis 63,346 4.6% original investment of CHF 47 million is marked-to-market quarterly. In order to close the 2021 acquisition of 35 facilities, we made an investment in Priory, proceeds of which Priory Group 45,844 9.2% were paid to the former owner. Includes our passive equity ownership interest in Aspris, a spin-off of Priory’s education and children’s Aspris 15,900 9.2% services line of business. Total $ 320,928 INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES AS A PERCENTAGE OF TOTAL ASSETS 7% 2% 93% Unconsolidated Operating Entities 98% All Other Assets MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026

QUARTERLY SUPPLEMENTAL 1Q 2026 AT THE VERY HEART OF HEALTHCARE.® [Graphic Appears Here] [Graphic Appears Here] COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Funds from Operations 6 Debt Summary 7 Debt Maturities and Debt Metrics 8 PORTFOLIO INFORMATION Lease and Loan Maturity Schedule 9 Total Assets and Revenues    by Asset Type, Operator, State and Country 10 Rent Coverage 13 Summary of Active Developments    and Capital Addition Projects 15 FINANCIAL STATEMENTS Consolidated Statements of Income 16 Consolidated Balance Sheets 17 Investments in Unconsolidated Real Estate    Joint Ventures 18    Investments in Unconsolidated Operating Entities 19 Appendix—Non-GAAP Reconciliations 20 FORWARD-LOOKING STATEMENTS This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, prospects, industry, asset sales, tenant conditions and anticipated rent. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that projected rents may be lower than anticipated or realized later than expected; (ii) the risk that the timing, outcome and terms of Prospect’s causes of action, that is collateral for DIP and other fundings that remain outstanding, will not be consistent with those anticipated by the Company; (iii) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (iv) the risk that previously announced or contemplated property sales, loan repayments, and other capital recycling transactions do not occur as anticipated or at all; (v) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a reasonable time period or at all; (vi) MPT’s ability to obtain or modify the terms of debt financing on attractive terms or at all, as a result of changes in interest rates and other factors, which may adversely impact our ability to pay down, refinance, restructure or extend our indebtedness, including extending our 2026 credit facility, as it becomes due, or pursue acquisition and development opportunities; (vii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (viii) the ability of our tenants and operators to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (ix) the risk that we are unable to monetize our investments in certain tenants at full value within a reasonable time period or at all; (x) the risk that the operations of our tenants will be negatively impacted by changes to Medicaid funding introduced by the OBBBA; and (xi) the risks and uncertainties of litigation or other regulatory proceedings. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and as may be updated in our other filings with the SEC. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned not to place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made. Pictured above: Carrollton Springs—Operated by Lifepoint Behavioral Health—Carrollton Springs, Texas. On the cover: IMED Alicante – Leased by IMED Hospitales – Alicante, Spain. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 2 COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world’s largest owners of hospital real estate. As of March 31, 2026. MPT’s financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations. 378 51 ~38,000 30 9 properties operators hospital beds U.S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 3 MPT Oﬃcers Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer J. Kevin Hanna Senior Vice President, Controller and Chief Accounting Officer Rosa H. Williams Senior Vice President of Operations and Secretary Larry H. Portal Senior Vice President, Senior Advisor to the CEO Charles R. Lambert Senior Vice President of Finance and Treasurer R. Lucas Savage Vice President, Head of Global Acquisitions Board of Directors Corporate Headquarters Edward K. Aldag, Jr. G. Steven Dawson Medical Properties Trust, Inc. R. Steven Hamner Caterina A. Mozingo 10500 Liberty Parkway Emily W. Murphy Birmingham, AL 35242 Elizabeth N. Pitman D. Paul Sparks, Jr. (205) 969-3755 | (205) 969-3756 (fax) Michael G. Stewart C. Reynolds Thompson, III MPT.com MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 4 INVESTOR RELATIONS Contact Charles Lambert, Senior Vice President of Finance and Treasurer (205) 397-8897 or clambert@mpt.com Transfer Stock Exchange Agent Listing and Trading Symbol Equniti Trust Company, LLC New York Stock Exchange 28 Liberty Street, Floor 53 (NYSE): MPT New York, NY 10005 https://equiniti.com/us Pictured above: Hackensack Meridian Mountainside Medical Center—Newark, New Jersey. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 5 FINANCIAL INFORMATION RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended March 31, 2026 March 31, 2025 FFO INFORMATION: Net income (loss) attributable to MPT common stockholders $ 32,827 $ (118,275) Participating securities’ share in earnings (461)    (117) Net income (loss), less participating securities’ share in earnings $ 32,366 $ (118,392) Depreciation and amortization 85,882 76,891 Loss (gain) on sale of real estate 2,016 (8,059) Real estate impairment charges 9,037 65,683 Funds from operations $ 129,301 $ 16,123 Other impairment charges, net 10,469 13,898 Litigation, bankruptcy and other costs 1,632 10,047 Share-based compensation (fair value adjustments) (A) (8,462) 9,527 Non-cash fair value adjustments (5,568) 26,609 Tax rate changes and other (45,155) 1,102 Debt refinancing and unutilized financing costs    — 3,796 Normalized funds from operations $ 82,217 $ 81,102 Certain non-cash and related recovery information: Share-based compensation (A) $ 9,035 $ 8,138 Debt costs amortization $ 7,547 $ 6,006 Non-cash rent and interest revenue (B) $ 348 $ -Cash recoveries of non-cash rent and interest revenue (C) $ 210 $ 526 Straight-line rent revenue from operating and finance leases $ (36,479) $ (42,619) PER DILUTED SHARE DATA: Net income (loss), less participating securities’ share in earnings $ 0.05 $ (0.20) Depreciation and amortization 0.15 0.13 Loss (gain) on sale of real estate    — (0.01) Real estate impairment charges 0.02 0.11 Funds from operations $ 0.22 $ 0.03 Other impairment charges, net 0.02 0.02 Litigation, bankruptcy and other costs    —0.02 Share-based compensation (fair value adjustments) (A) (0.01) 0.02 Non-cash fair value adjustments (0.01) 0.04 Tax rate changes and other (0.08)    -Debt refinancing and unutilized financing costs    —0.01 Normalized funds from operations $ 0.14 $ 0.14 Certain non-cash and related recovery information: Share-based compensation (A) $ 0.02 $ 0.01 Debt costs amortization (B) $ 0.01 $ 0.01 Non-cash rent and interest revenue $—$ -Cash recoveries of non-cash rent and interest revenue (C) $—$ -Straight-line rent revenue from operating and finance leases $ (0.06) $ (0.07) Notes: Investors and analysts following the real estate industry utilize funds from operations (“FFO”) as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts,orNareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization, including amortization related to in-place lease intangibles, and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the Nareit definition, we disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs (if any not paid by our tenants) to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. Theseamounts areincludedwith all activity of our equity interests in the “Earnings from equity interests” line on the consolidated statements of income. (A) Total share-based compensation expense for GAAP purposes is $0.6 million and $17.7 million for the three months ended March 31, 2026 and 2025, respectively (including certain awards that are to be settled in cash). Cash-settled awards are typically recorded in accordance with GAAP at fair value and measured at each balance sheet date until settlement. The resulting fluctuations, which are primarily driven by changes in our stock price rather than operational performance, can introduce significant volatility in our earnings. To enhance comparability and provide a more stable view of performance over time, NFFO reflects an $(8.5) million and $9.5 million adjustment in the three months ended March 31, 2026 and 2025, respectively, to arrive at total share-based compensation expense using grant date fair value for all awards (including cash-settled awards) of $9.0 million and $8.1 million for the three months ended March 31, 2026 and 2025, respectively. (B) Includes revenue accrued during the period but not received in cash, such as deferred rent, payment-in-kind (“PIK”) interest or other accruals. (C) Includes cash received to satisfy previously accrued non-cash revenue, such as the cash receipt of previously deferred rent or PIK interest. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 6 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT SUMMARY Debt Instrument 2026 Secured Credit Facility Revolver(A)(B) 2027 Secured Term Loan 0.993% Notes Due 2026 (€500M)(B) 5.000% Notes Due 2027 3.692% Notes Due 2028 (£600M)(B) 4.625% Notes Due 2029 3.375% Notes Due 2030 (£350M)(B) 3.500% Notes Due 2031 7.000% Secured Notes Due 2032 (€1B)(B) 8.500% Secured Notes Due 2032 2034 Secured GBP Term Loan (£631M)(B) Debt issuance costs and discount Rate Type Rate Balance Variable 5.026% $    665,577 Variable 6.018%    200,000 Fixed 0.993%    577,650 Fixed 5.000%    1,400,000 Fixed 3.692%    793,620 Fixed 4.625%    900,000 Fixed 3.375%    462,945 Fixed 3.500%    1,300,000 Fixed 7.000%    1,155,300 Fixed 8.500%    1,500,000 Fixed 6.877%    835,126 $ 9,790,218    (127,559) Weighted average rate 5.363% $ 9,662,659 Variable 9% Fixed 91% (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. $200 million was repaid on April 1, 2026. (B) Non-USD denominated debt converted to U.S. dollars at March 31, 2026. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 7 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT MATURITIES Year Senior Notes Term Loans/Revolver Total Debt % of Total 2026 $ 577,650 $ 665,577 (A) $ 1,243,227 12.7% 2027 1,400,000 200,000 1,600,000 16.4% 2028 793,620—793,620 8.1% 2029 900,000—900,000 9.2% 2030 462,945—462,945 4.7% 2031 1,300,000— 1,300,000 13.3% 2032 2,655,300— 2,655,300 27.1% 2033 — —2034— 835,126 835,126 8.5% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT BY LOCAL CURRENCY Senior Notes Term Loans/Revolver Total Debt % of Total United States dollars $ 5,100,000 $ 685,000 $ 5,785,000 59.1% British pound sterling 1,256,565 835,126 2,091,691 21.4% Euros 1,732,950 115,530 1,848,480 18.9% Swiss francs— 65,047 65,047 0.6% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT METRICS (B) For the Three Months Ended March 31, 2026 Adjusted Net Debt to Annualized EBITDA re Ratios: Adjusted Net Debt $ 8,693,633 Adjusted Annualized EBITDAre $ 934,688 Adjusted Net Debt to Adjusted Annualized EBITDA re Ratio 9.3x Adjusted Net Debt $ 8,693,633 Transaction Adjusted Annualized EBITDAre $ 932,660 Adjusted Net Debt to Transaction Adjusted Annualized EBITDA re Ratio 9.3x Leverage Ratio: Unsecured Debt $ 5,434,215 Secured Debt 4,356,003 Total Debt $ 9,790,218 Total Gross Assets(C) $ 16,475,959 Financial Leverage 59.4% Interest Coverage Ratio: Interest Expense $ 133,330 Capitalized Interest 2,179 Debt Costs Amortization (6,983) Total Interest $ 128,526 Adjusted EBITDAre $ 233,672 Adjusted Interest Coverage Ratio 1.8x (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. (B) Not intended to reflect covenants per debt agreements. (C) Total Gross Assets equals total assets plus real estate accumulated depreciation and amortization. See appendix for reconciliation of Non-GAAP financial measures. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 8 PORTFOLIO INFORMATION LEASE AND LOAN MATURITY SCHEDULE (A) (As of March 31, 2026) ($ amounts in thousands) (B) (C) (D) Percentage of Total Years of Maturities Total Properties Base Rent/Interest Base Rent/Interest 2026 1 $ 234 0.0% 2027 1 3,782 0.3% 2028 5 7,981 0.7% 2029 4 16,422 1.5% 2030 10 7,301 0.7% 2031 4 4,925 0.4% 2032 21 62,251 5.6% 2033 5 6,201 0.6% 2034 4 21,343 1.9% 2035 7 27,002 2.4% Thereafter 302 962,740 85.9% 364 # $ 1,120,182 100.0% Percentage of total base rent/interest 100% 90% 85.9% 80% 70% 60% 50% 40% 30% 20% 10% 5.6% 0.3% 0.7% 1.5% 0.7% 0.4% 0.6% 1.9% 2.4% 0.0% 0% (A) Schedule includes leases and mortgage loans and related terms as of March 31, 2026. (B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal or other options provided for in our agreements. (C) Reflects all properties, including those that are part of joint ventures, except vacant properties (less than 1% of total assets), facilities that are under development, and transitioning properties. (D) Represents base rent/interest income contractually owed per the lease/loan agreements on an annualized basis as of period end (including foreign currency exchange rates) but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues), or any reserves or write-offs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 9 PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY ASSET TYPE (March 31, 2026) ($ amounts in thousands) Total Percentage of    Q1 2026 Percentage of Asset Types Properties (A) Assets Total Assets Revenues Q1 2026 Revenues General Acute Care Hospitals 162 $ 8,673,783 58.8% $ 156,194 62.0% Behavioral Health Facilities 68 2,407,964 16.3% 55,575 22.0% Post Acute Care Facilities 128 1,668,629 11.3% 38,370 15.2% Freestanding ER/Urgent Care Facilities 20 101,423 0.7% 1,926 0.8% Other —1,910,878 12.9% — Total 378 $ 14,762,677 100.0% $ 252,065 100.0% TOTAL ASSETS BY ASSET TYPE TOTAL REVENUES BY ASSET TYPE 13% 1% 1% General Acute Care Hospitals 15% 11% Behavioral Health Facilities 59% Post Acute Care Facilities 22% 62% 16% Freestanding ER/Urgent Care Facilities Other DOMESTIC ASSETS BY ASSET TYPE DOMESTIC REVENUES BY ASSET TYPE 14% 1% 1% General Acute Care Hospitals Behavioral Health Facilities 22% 13% 60% Post Acute Care Facilities 60% 17% 12% Freestanding ER/Urgent Care Facilities Other Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 10 PORTFOLIO INFORMATION TOTAL ASSETS—LARGEST INDIVIDUAL FACILITY (March 31, 2026) Largest Individual    Operators Facility as a Percentage of Total Assets(A) Circle Health 1.3% Priory Group 0.9% Healthcare Systems of America 1.8% Swiss Medical Network 1.8% Lifepoint Behavioral Health 0.5% 46 operators 1.6% Largest Individual Facility Investment is Less Than 2% of MPT Investment Portfolio TOTAL ASSETS AND REVENUES BY OPERATOR (March 31, 2026) ($ amounts in thousands) COMPREHENSIVE PROPERTY-LEVEL UNDERWRITING FRAMEWORK MPT invests in real estate, not the consolidated financial performance of its tenants. Each facility is underwritten for characteristics that make the infrastructure attractive to any experienced, competent operator—not just the current tenant. If we have underwritten these correctly, then coupled with our absolute net master lease structure, our real estate will be attractive to a replacement operator, should we find it necesssary to transition. Such underwriting characteristics include: Physical Quality Financial Demographics Competition and Market Total Percentage of    Q1 2026 Percentage of Operators Properties (A) Assets Total Assets Revenues Q1 2026 Revenues Circle Health 36 $ 2,069,009 14.0% $ 54,961 21.8% Priory Group 37 1,273,725 8.6% 27,496 10.9% Healthcare Systems of America 8 1,209,459 8.2% 17,406 6.9% Swiss Medical Network 19 868,978 5.9% 991 0.4% Lifepoint Behavioral Health 19 806,344 5.5% 21,346 8.5% MEDIAN 82 687,771 4.6% 9,022 3.6% Ernest Health 28 615,836 4.2% 19,231 7.6% NOR Healthcare Systems 6 528,525 3.6% — -Lifepoint Health 8 453,236 3.1% 15,434 6.1% Ramsay Health Care 8 395,899 2.7% 6,797 2.7% 41 operators 127 3,943,017 26.7% 79,381 31.5% Other    — 1,910,878 12.9% — —Total 378 $ 14,762,677 100.0% $ 252,065 100.0% (A) Reflects total assets on our consolidated balance sheets. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 11 PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY U.S. STATE AND COUNTRY (March 31, 2026) ($ amounts in thousands) Total Percentage of    Q1 2026 Percentage of U.S. States and Other Countries Properties (A) Assets Total Assets Revenues Q1 2026 Revenues Texas 43 $ 1,403,311 9.5% $ 27,015 10.7% California 17 1,024,998 7.0% 15,324 6.1% Florida 6 832,712 5.6% 11,308 4.5% Arizona 8 329,471 2.2% 9,496 3.8% Ohio 9 317,842 2.2% 6,507 2.6% 25 Other States 71 2,422,158 16.4% 65,211 25.8% Other—1,046,367 7.1% — United States 154 $ 7,376,859 50.0% $ 134,861 53.5% United Kingdom 92 $ 4,084,982 27.7% $ 96,396 38.2% Switzerland 19 868,978 5.9% 991 0.4% Germany 86 761,421 5.1% 11,265 4.5% Spain 9 306,718 2.1% 3,291 1.3% Other Countries 18 499,208 3.4% 5,261 2.1% Other —864,511 5.8% — International 224 $ 7,385,818 50.0% $ 117,204 46.5% Total 378 $ 14,762,677 100.0% $ 252,065 100.0% Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. TOTAL ASSETS BY COUNTRY TOTAL REVENUES BY COUNTRY 6% 1% 2% 3% 1% 2% United States 4% 5% United Kingdom 6% Switzerland 50% Germany 38% 54% Spain 28% Other Countries Other ASSETS BY U.S. STATE REVENUES BY U.S. STATE Texas 7% 10% California 11% Florida Arizona 26% 7% 6% 16% Ohio 25 Other States 4% 2% 2% 6% Other 4% 3% MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 12 PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM(A)(B) RENT COVERAGE YoY and SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE EBITDARM Rent Coverage 3.50x 3.0x 3.00x 3.0x 2.9x 2.6x 2.50x 2.5x 2.5x 2.4x 2.2x 2.0x 2.00x 1.9x 1.7x 1.5x 1.50x 1.00x 0.50x 0.00x General Acute Care Hospitals Post Acute Care Facilities (C) Behavioral Health Total Portfolio Facilities (D) Q4 2024 TTM Q3 2025 TTM Q4 2025 TTM % of Total Assets(E) 58.8% 11.3% 16.3% 86.4% Notes: All data presented is on a trailing twelve month (“TTM”) basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and December 31, 2025. (A) EBITDARM is facility-level earnings before interest, taxes, depreciation, amortization, rent and management fees. EBITDARM includes normal GAAP expensed maintenance and repair costs. EBITDARM does not give effect for capitalized expenditures that extend the life or improve the facility and equipment to increase revenues at the facility. The majority of these types of capital expenditures are financed and do not have an immediate cash impact. MPT’s rent has priority and is not subordinate to capitalized expenses. In addition, EBITDARM does not represent property net income or cash flows from operations and should not be considered an alternative to those indicators. EBITDARM figures utilized in calculating coverages presented are based on financial information provided by MPT’s tenants. Where MPT owns assets through unconsolidated joint ventures, MPT’s proportionate share of EBITDARM and Rent is included. MPT has not independently verified this information, but has no reason to believe this information is inaccurate in any material respect. TTM Coverages are calculated based on actual, unadjusted EBITDARM results as presented in tenant financial reporting and cash rent paid to MPT, except as noted below.—EBITDARM figures for California hospitals include amounts expected to be received under the Hospital Quality Assurance Fee (“HQAF”) Program 8. The HQAF amounts are based on the current payment model from the California Hospital Association which was approved by CMS on December 19, 2023. (B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include operators whose data is not required, available, or re-tenanted during 2024-2025. (C) Post Acute Care Facilities property type includes both Inpatient Rehabilitation Hospitals and Long Term Acute Care Hospitals. (D) We have revised our allocated central costs for Priory Group to better reflect retrospective, recent, and future facility-level actual performance. On a retrospective basis, these changes reduce trailing twelve-month coverage by 40 bps for Priory Group and 20 bps for the Behavioral Health property type, with no impact on the consolidated portfolio. (E) Reflects percentage of total assets on March 31, 2026 balance sheet. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 13 PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM RENT COVERAGE EBITDARM RENT COVERAGE: OPERATORS WITH PROPERTY-LEVEL REPORTING Net Investment (B) Tenant (A) Primary Property Type TTM EBITDARM Rent Coverage (in thousands) Priory Group $ 1,227,881 Behavioral 1.6x MEDIAN 659,360 Post Acute 2.3x Ernest Health 615,836 Post Acute 2.5x Swiss Medical Network 595,630 General Acute 1.9x Aspris Children’s Services 242,414 Behavioral 2.1x Surgery Partners 223,470 General Acute 5.8x Pipeline Health System 194,900 General Acute 2.8x Vibra Healthcare 152,198 Post Acute 3.0x Prime Healthcare 155,807 General Acute 2.4x IMED Hospitales 131,279 General Acute 1.9x Other Reporting Tenants 573,928 Various 2.9x Total $ 4,772,703 2.5x Net Investment Tenant (A) Primary Property Type TTM EBITDARM Rent Coverage (in thousands) International Operator 1 $ 2,023,378 General Acute 2.6x Domestic Operator 1 453,236 General Acute 2.0x Domestic Operator 2 259,010 General Acute 2.6x Domestic Operator 3 806,344 Behavioral 1.2x Domestic Operator 4 78,944 General Acute 9.4x Total $ 3,620,912 2.5x PROPERTY-LEVEL REPORTING NOT REQUIRED AND/OR NOT AVAILABLE Net Investment Tenant (A) Primary Property Type (in thousands) Healthcare Systems of America $ 1,115,328 General Acute NOR Healthcare Systems 505,181 General Acute Ramsay Health Care 395,899 General Acute Pihlajalinna 215,630 General Acute CommonSpirit Health 169,269 General Acute Quorum Health 117,660 General Acute HonorHealth 131,129 General Acute Saint Luke’s—Kansas City 117,973 General Acute NHS 85,482 General Acute Select Medical 52,664 Post Acute Insight Health 48,925 General Acute NeuroPsychiatric Hospitals 25,563 Behavioral Community Health Systems 23,987 General Acute Tenor Health 19,215 General Acute AHRK Holdings    7,537 General Acute Total $ 3,031,442 Comments U.S. hospital operator with eight community hospitals across three states U.S. hospital operator with six general acute hospitals in California One of the largest healthcare operators in the world; Parent guaranty; Investment grade-rated One of Finland’s leading providers of social and health services One of the largest nonprofit healthcare operators in the U.S.; Investment grade-rated U.S. hospital operator with eleven community hospitals across nine states One of Arizona’s largest nonprofit healthcare systems; Investment grade-rated U.S. hospital operator with investment grade-rating and largest nonprofit healthcare organization in Missouri Single-payor government entity in UK Publicly-traded and one of the largest post acute operators in the U.S. U.S. hospital operator with eight medical centers across four states U.S. hospital operator with nine behavioral health hospitals; Parent guaranty Publicly-traded U.S. hospital operator U.S. hospital operator focused on turnaround opportunities U.S. hospital operator with two community hospitals in Texas Above data represents approximately 91% of MPT Total Real Estate Investment Notes: All data presented is on a trailing twelve month (“TTM”) basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and December 31, 2025. (A) Investment figures exclude equity investments, non-real estate loans, freestanding ER/urgent care facilities, and facilities under development. (B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include operators whose data is not required, available, or re-tenanted during 2024-2025. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 14 PORTFOLIO INFORMATION SUMMARY OF ACTIVE DEVELOPMENTS AND CAPITAL ADDITION PROJECTS AS OF March 31, 2026(A) (Amounts in thousands) Costs Incurred as of    Estimated Construction Operator Location Commitment Cost Remaining March 31, 2026 Completion Date IMED Spain $ 42,780 $ 42,594 $    186 2Q26 IMED Spain 65,952    49,820    16,132 4Q26 Healthcare Systems of America Florida 43,500    4,421    39,079 2Q27 NOR Healthcare Systems California 24,333 289    24,044 3Q27 Other Various 554 210 344 2Q26 $ 177,119 $ 97,334 $ 79,785 (A) In addition to the above projects, the costs of which will be included in lease bases upon which the lessees will pay rent, we are constructing two hospitals for which there is no presently-identified lessee; these projects were both originally planned to be operated by a former tenant. We have completed construction to the stage where the building is “weathered in” and environmentally secure so as to physically protect our investment while we actively market the hospitals for sale or lease. As of March 31, 2026, we estimate that the cost of additional construction that we believe will be more efficient if completed in the near term (such as electing to accelerate completion of a parking structure at one hospital), approximates between $5 million and $10 million. If we agree to lease terms for any prospective tenant, we expect such terms will include construction specifications of such prospective lessee, and we may elect to fund such completion for addition to the final lease base upon which we would be paid rent. Alternatively, we may elect to sell one or both of the facilities, in which case we would not expect to incur material additional costs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 15 FINANCIAL STATEMENTS CONSOLIDATED STATEMENTS OF INCOME (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended March 31, 2026 March 31, 2025 REVENUES Rent billed $ 197,520 $ 165,190 Straight-line rent 34,196 40,127 Income from financing leases 10,064 9,905 Interest and other income 10,285 8,577 Total revenues 252,065 223,799 EXPENSES Interest 133,330 115,801 Real estate depreciation and amortization 69,717 64,572 Property-related(A) 9,940 7,035 General and administrative 32,205 41,911 Total expenses 245,192 229,319 OTHER (EXPENSE) INCOME (Loss) gain on sale of real estate (790) 8,059 Real estate and other impairment charges, net (19,032) (76,102) Earnings from equity interests 15,739 13,986 Debt refinancing and unutilized financing costs    —(3,796) Other (including fair value adjustments on securities) (2,505) (45,206) Total other expense (6,588) (103,059) Income (loss) before income tax 285 (108,579) Income tax benefit (expense) 32,822 (9,437) Net income (loss) 33,107 (118,016) Net income attributable to non-controlling interests (280) (259) Net income (loss) attributable to MPT common stockholders $ 32,827 $ (118,275) EARNINGS PER COMMON SHARE—BASIC AND DILUTED Net income (loss) attributable to MPT common stockholders $ 0.05 $ (0 .20) WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC 597,715 600,594 WEIGHTED AVERAGE SHARES OUTSTANDING—DILUTED 597,715 600,594 $ — DIVIDENDS DECLARED PER COMMON SHARE $ 0.09 $ 0.08 (A) Includes $1.9 million and $1.9 million of ground lease and other expenses (such as property taxes and insurance) paid directly by us and reimbursed by our tenants for the three months ended March 31, 2026 and 2025, respectively. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 16 FINANCIAL STATEMENTS CONSOLIDATED BALANCE SHEETS (Amounts in thousands, except per share data) March 31, 2026 December 31, 2025 (Unaudited) (A) ASSETS Real estate assets Land, buildings and improvements, intangible lease assets, and other $ 12,109,743 $ 12,205,687 Investment in financing leases 381,589 421,684 Mortgage loans 124,479 123,651 Gross investment in real estate assets 12,615,811 12,751,022 Accumulated depreciation and amortization (1,713,282) (1,663,056) Net investment in real estate assets 10,902,529 11,087,966 Cash and cash equivalents 425,001 540,859 Interest and rent receivables 17,981 19,210 Straight-line rent receivables 904,075 881,452 Investments in unconsolidated real estate joint ventures 1,390,385 1,399,777 Investments in unconsolidated operating entities 320,928 322,179 Other loans 237,957 186,292 Other assets 563,821 564,040 Total Assets $ 14,762,677 $ 15,001,775 LIABILITIES AND EQUITY Liabilities Debt, net $ 9,662,659 $ 9,697,835 Accounts payable and accrued expenses 433,165 549,105 Deferred revenue 18,580 19,289 Obligations to tenants and other lease liabilities 102,514 128,297 Total Liabilities 10,216,918 10,394,526 Equity Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding —Common stock, $0.001 par value. Authorized 750,000 shares; issued and outstanding —597,715 shares at March 31, 2026 and 597,008 shares at December 31, 2025 598 597 Additional paid-in capital 8,577,846 8,573,396 Retained deficit (4,157,439) (4,136,011) Accumulated other comprehensive income 123,700 168,213 Total Medical Properties Trust, Inc. stockholders’ equity 4,544,705 4,606,195 Non-controlling interests 1,054 1,054 Total Equity 4,545,759 4,607,249 Total Liabilities and Equity $ 14,762,677 $ 15,001,775 (A) Financials have been derived from the prior year audited financial statements. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 17 FINANCIAL STATEMENTS INVESTMENTS IN UNCONSOLIDATED REAL ESTATE JOINT VENTURES (As of and for the three months ended March 31, 2026) (Unaudited) ($ amounts in thousands) Swiss Medical Policlinico di HM MPT Pro Rata MEDIAN(B) (C) CommonSpirit(D) (E) (F) Total Network Monza Hospitales Share Gross real estate $    2,060,746 $    1,874,016 $    1,479,521 $    193,649 $ 391,148 $    5,999,080 $    2,988,643 Cash 25,792 1,170 3,667 17,733 1,664 50,026 24,251 Accumulated depreciation and amortization (363,739) (248,067)— (44,851) (53,331) (709,988) (402,337) Other assets 123,213 93,000 8,567 4,268 11,284 240,332 136,213 Total Assets $    1,846,012 $    1,720,119 $    1,491,755 $    170,799 $    350,765 $    5,579,450 $    2,746,770 Debt (third party) $ 778,705 $ 706,175 $ 770,000 $ —$ 150,066 $    2,404,946 $    1,145,220 Other liabilities 119,067 144,795 46,029 (207) 85,815 395,499 211,165 (A) Equity and shareholder loans 948,240 869,149 675,726 171,006 114,884 2,779,005    1,390,385 Total Liabilities and Equity $    1,846,012 $    1,720,119 $    1,491,755 $    170,799 $    350,765 $    5,579,450 $    2,746,770 MPT share of real estate joint venture 50% 70% 25% 50% 45% Total $    474,120 $    609,795 $    169,269 $ 85,503 $ 51,698 $    1,390,385 Swiss Medical Policlinico di HM MPT Pro Rata MEDIAN(B) (C) CommonSpirit(D) (E) (F) Total Network Monza Hospitales Share Total revenues $ 36,697 $ 24,341 $ 24,865 $ 3,904 $ 4,912 $ 94,719 $ 45,818 Other expenses (income): Property-related $ 947 $ 1,570 $ 5 $ 1,117 $ 649 $ 4,288 $ 2,427 Interest 20,988 3,623 13,056— 583 38,250 16,569 Real estate depreciation and amortization 12,304 10,616— 1,138 2,243 26,301 15,178 General and administrative 722 508— (23) 20 1,227 715 Fair value adjustments — (28,587) — (28,587) (7,161) Loss on sale of real estate — 1,747 —— 1,747 1,226 Income and other taxes 1,668 126 — 361 2,155 1,085 Non-controlling interest expense — 69 — 69 17 Total other expenses (income) $ 36,629 $ 18,190 $    (15,457) $ 2,232 $ 3,856 $ 45,450 $ 30,056 Net income $ 68 $ 6,151 $ 40,322 $ 1,672 $ 1,056 $ 49,269 $ 15,762 MPT share of real estate joint venture 50% 70% 25% 50% 45% (G) Earnings from equity interests $ 34 $ 4,316 $ 10,101 $ 836 $ 475 $ 15,762 (A) Includes a €309 million loan from both shareholders. (B) MPT managed joint venture of 71-owned German facilities that are fully leased. (C) Represents ownership in Infracore, which owns and leases 18 Switzerland facilities. We also have one Infracore facility currently under development. (D) Represents ownership in five Utah facilities that are fully leased. The joint venture elected to apply specialized accounting and reporting for investment companies under Topic 946, which measures    the underlying investments at fair value. For this quarter, our share of the joint venture’s favorable fair value adjustment was $7.2 million, primarily related to real estate. (E) Represents ownership in eight Italian facilities that are fully leased. (F) Represents ownership in two Spanish facilities that are fully leased. (G) Excludes $23,000 of amortization of equity investment costs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 18 FINANCIAL STATEMENTS INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES (Amounts in thousands) OPERATING ENTITY INVESTMENT FRAMEWORK MPT’s hospital expertise and comprehensive underwriting process allows for opportunistic investments in hospital operations. • Passive investments typically needed in order to acquire the larger real estate transactions. • Cash payments go to previous owner and not to the tenant, with limited exceptions. • Operators are vetted as part of our overall underwriting process. • Potential for outsized returns and organic growth. • Certain of these investments entitle us to customary minority rights and protections. • Typically, no additional operating loss exposure beyond our investment. • Proven track record of successful investments, including Ernest Health, Capella Healthcare and Springstone. Investment Ownership Operator as of Structure Interest March 31, 2026 Includes our passive equity ownership interest, along with a CHF 37 million loan as part of a syndicated Swiss Medical Network $ 195,838 8.9% loan facility. Includes our passive equity ownership interest in Aevis, a public healthcare investment company. Our Aevis 63,346 4.6% original investment of CHF 47 million is marked-to-market quarterly. In order to close the 2021 acquisition of 35 facilities, we made an investment in Priory, proceeds of which Priory Group 45,844 9.2% were paid to the former owner. Includes our passive equity ownership interest in Aspris, a spin-off of Priory’s education and children’s Aspris 15,900 9.2% services line of business. Total $ 320,928 INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES AS A PERCENTAGE OF TOTAL ASSETS 7% 2% 93% Unconsolidated Operating Entities 98% All Other Assets MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 19 APPENDIX—NON-GAAP RECONCILIATIONS ADJUSTED NET DEBT/ANNUALIZED EBITDAre (Unaudited) (Amounts in thousands) For the Three Months Ended March 31, 2026 ADJUSTED EBITDA re RECONCILIATION Net income $    33,107 Add back: Interest 133,330 Income tax (32,822) Depreciation and amortization 73,348 Loss on sale of real estate 790 Real estate impairment charges 9,037 Adjustment to reflect MPT’s share of unlevered EBITDAre from unconsolidated real estate joint ventures(A) 9,776 1Q 2026 EBITDAre $    226,566 Share-based compensation 573 Other impairment charges, net 10,469 Litigation, bankruptcy and other costs 1,632 Non-cash fair value adjustments (5,568) Annualized 1Q 2026 Adjusted EBITDAre $    233,672 $ 934,688 Adjustments for mid-quarter investment activity(B) (507) 1Q 2026 Transaction Adjusted EBITDAre $    233,165 $ 932,660 ADJUSTED NET DEBT RECONCILIATION Total debt at March 31, 2026 Less: Cash at March 31, 2026 Less: Cash funded for development and capital addition projects at March 31, 2026(C) Adjusted Net Debt $ 9,662,659 (425,001) (544,025) $ 8,693,633 Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDAre as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDAre are held constant. In our calculation, we start with EBITDAre, as defined by Nareit, which is net income before interest expense, income tax expense, depreciation and amortization, losses/gains on disposition of depreciated property, impairment losses, and adjustments to reflect our share of EBITDAre from unconsolidated real estate joint ventures. We then adjust EBITDAre for non-cash share-based compensation, non-cash fair value adjustments and other items that would make comparison of our operating results with prior periods and other companies more meaningful, to derive Adjusted EBITDAre. We adjust net debt for cash funded for building improvements in progress and construction in progress for which we are not yet receiving rent (but will generate a return once completed) to derive Adjusted Net Debt. We adjust Adjusted EBITDAre for the effects from investments and capital transactions that were completed during the period, assuming such transactions were consummated/fully funded as of the beginning of the period to derive Transaction Adjusted EBITDAre. Although non-GAAP measures, we believe Adjusted Net Debt, Adjusted EBITDAre, and Transaction Adjusted EBITDAre are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period. (A) Includes only the unlevered portion of our share of EBITDAre from unconsolidated real estate joint ventures, as we have excluded any net debt from our unconsolidated real estate joint ventures in the Adjusted Net Debt line. We believe this adjustment is needed to appropriately reflect the relationship between EBITDA re and net debt. (B) Reflects a full quarter impact from our mid-quarter investments, disposals, and loan payoffs. (C) Reflects development and capital improvement projects that are in process and not yet generating a cash return. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026

QUARTERLY SUPPLEMENTAL 1Q 2026 AT THE VERY HEART OF HEALTHCARE.® [Graphic Appears Here] [Graphic Appears Here] COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Funds from Operations 6 Debt Summary 7 Debt Maturities and Debt Metrics 8 PORTFOLIO INFORMATION Lease and Loan Maturity Schedule 9 Total Assets and Revenues    by Asset Type, Operator, State and Country 10 Rent Coverage 13 Summary of Active Developments    and Capital Addition Projects 15 FINANCIAL STATEMENTS Consolidated Statements of Income 16 Consolidated Balance Sheets 17 Investments in Unconsolidated Real Estate    Joint Ventures 18    Investments in Unconsolidated Operating Entities 19 Appendix—Non-GAAP Reconciliations 20 FORWARD-LOOKING STATEMENTS This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, prospects, industry, asset sales, tenant conditions and anticipated rent. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that projected rents may be lower than anticipated or realized later than expected; (ii) the risk that the timing, outcome and terms of Prospect’s causes of action, that is collateral for DIP and other fundings that remain outstanding, will not be consistent with those anticipated by the Company; (iii) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (iv) the risk that previously announced or contemplated property sales, loan repayments, and other capital recycling transactions do not occur as anticipated or at all; (v) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a reasonable time period or at all; (vi) MPT’s ability to obtain or modify the terms of debt financing on attractive terms or at all, as a result of changes in interest rates and other factors, which may adversely impact our ability to pay down, refinance, restructure or extend our indebtedness, including extending our 2026 credit facility, as it becomes due, or pursue acquisition and development opportunities; (vii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (viii) the ability of our tenants and operators to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (ix) the risk that we are unable to monetize our investments in certain tenants at full value within a reasonable time period or at all; (x) the risk that the operations of our tenants will be negatively impacted by changes to Medicaid funding introduced by the OBBBA; and (xi) the risks and uncertainties of litigation or other regulatory proceedings. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and as may be updated in our other filings with the SEC. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned not to place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made. Pictured above: Carrollton Springs—Operated by Lifepoint Behavioral Health—Carrollton Springs, Texas. On the cover: IMED Alicante – Leased by IMED Hospitales – Alicante, Spain. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 2 COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world’s largest owners of hospital real estate. As of March 31, 2026. MPT’s financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations. 378 51 ~38,000 30 9 properties operators hospital beds U.S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 3 MPT Oﬃcers Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer J. Kevin Hanna Senior Vice President, Controller and Chief Accounting Officer Rosa H. Williams Senior Vice President of Operations and Secretary Larry H. Portal Senior Vice President, Senior Advisor to the CEO Charles R. Lambert Senior Vice President of Finance and Treasurer R. Lucas Savage Vice President, Head of Global Acquisitions Board of Directors Corporate Headquarters Edward K. Aldag, Jr. G. Steven Dawson Medical Properties Trust, Inc. R. Steven Hamner Caterina A. Mozingo 10500 Liberty Parkway Emily W. Murphy Birmingham, AL 35242 Elizabeth N. Pitman D. Paul Sparks, Jr. (205) 969-3755 | (205) 969-3756 (fax) Michael G. Stewart C. Reynolds Thompson, III MPT.com MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 4 INVESTOR RELATIONS Contact Charles Lambert, Senior Vice President of Finance and Treasurer (205) 397-8897 or clambert@mpt.com Transfer Stock Exchange Agent Listing and Trading Symbol Equniti Trust Company, LLC New York Stock Exchange 28 Liberty Street, Floor 53 (NYSE): MPT New York, NY 10005 https://equiniti.com/us Pictured above: Hackensack Meridian Mountainside Medical Center—Newark, New Jersey. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 5 FINANCIAL INFORMATION RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended March 31, 2026 March 31, 2025 FFO INFORMATION: Net income (loss) attributable to MPT common stockholders $ 32,827 $ (118,275) Participating securities’ share in earnings (461)    (117) Net income (loss), less participating securities’ share in earnings $ 32,366 $ (118,392) Depreciation and amortization 85,882 76,891 Loss (gain) on sale of real estate 2,016 (8,059) Real estate impairment charges 9,037 65,683 Funds from operations $ 129,301 $ 16,123 Other impairment charges, net 10,469 13,898 Litigation, bankruptcy and other costs 1,632 10,047 Share-based compensation (fair value adjustments) (A) (8,462) 9,527 Non-cash fair value adjustments (5,568) 26,609 Tax rate changes and other (45,155) 1,102 Debt refinancing and unutilized financing costs    — 3,796 Normalized funds from operations $ 82,217 $ 81,102 Certain non-cash and related recovery information: Share-based compensation (A) $ 9,035 $ 8,138 Debt costs amortization $ 7,547 $ 6,006 Non-cash rent and interest revenue (B) $ 348 $ -Cash recoveries of non-cash rent and interest revenue (C) $ 210 $ 526 Straight-line rent revenue from operating and finance leases $ (36,479) $ (42,619) PER DILUTED SHARE DATA: Net income (loss), less participating securities’ share in earnings $ 0.05 $ (0.20) Depreciation and amortization 0.15 0.13 Loss (gain) on sale of real estate    — (0.01) Real estate impairment charges 0.02 0.11 Funds from operations $ 0.22 $ 0.03 Other impairment charges, net 0.02 0.02 Litigation, bankruptcy and other costs    —0.02 Share-based compensation (fair value adjustments) (A) (0.01) 0.02 Non-cash fair value adjustments (0.01) 0.04 Tax rate changes and other (0.08)    -Debt refinancing and unutilized financing costs    —0.01 Normalized funds from operations $ 0.14 $ 0.14 Certain non-cash and related recovery information: Share-based compensation (A) $ 0.02 $ 0.01 Debt costs amortization (B) $ 0.01 $ 0.01 Non-cash rent and interest revenue $—$ -Cash recoveries of non-cash rent and interest revenue (C) $—$ -Straight-line rent revenue from operating and finance leases $ (0.06) $ (0.07) Notes: Investors and analysts following the real estate industry utilize funds from operations (“FFO”) as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts,orNareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization, including amortization related to in-place lease intangibles, and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the Nareit definition, we disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs (if any not paid by our tenants) to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. Theseamounts areincludedwith all activity of our equity interests in the “Earnings from equity interests” line on the consolidated statements of income. (A) Total share-based compensation expense for GAAP purposes is $0.6 million and $17.7 million for the three months ended March 31, 2026 and 2025, respectively (including certain awards that are to be settled in cash). Cash-settled awards are typically recorded in accordance with GAAP at fair value and measured at each balance sheet date until settlement. The resulting fluctuations, which are primarily driven by changes in our stock price rather than operational performance, can introduce significant volatility in our earnings. To enhance comparability and provide a more stable view of performance over time, NFFO reflects an $(8.5) million and $9.5 million adjustment in the three months ended March 31, 2026 and 2025, respectively, to arrive at total share-based compensation expense using grant date fair value for all awards (including cash-settled awards) of $9.0 million and $8.1 million for the three months ended March 31, 2026 and 2025, respectively. (B) Includes revenue accrued during the period but not received in cash, such as deferred rent, payment-in-kind (“PIK”) interest or other accruals. (C) Includes cash received to satisfy previously accrued non-cash revenue, such as the cash receipt of previously deferred rent or PIK interest. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 6 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT SUMMARY Debt Instrument 2026 Secured Credit Facility Revolver(A)(B) 2027 Secured Term Loan 0.993% Notes Due 2026 (€500M)(B) 5.000% Notes Due 2027 3.692% Notes Due 2028 (£600M)(B) 4.625% Notes Due 2029 3.375% Notes Due 2030 (£350M)(B) 3.500% Notes Due 2031 7.000% Secured Notes Due 2032 (€1B)(B) 8.500% Secured Notes Due 2032 2034 Secured GBP Term Loan (£631M)(B) Debt issuance costs and discount Rate Type Rate Balance Variable 5.026% $    665,577 Variable 6.018%    200,000 Fixed 0.993%    577,650 Fixed 5.000%    1,400,000 Fixed 3.692%    793,620 Fixed 4.625%    900,000 Fixed 3.375%    462,945 Fixed 3.500%    1,300,000 Fixed 7.000%    1,155,300 Fixed 8.500%    1,500,000 Fixed 6.877%    835,126 $ 9,790,218    (127,559) Weighted average rate 5.363% $ 9,662,659 Variable 9% Fixed 91% (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. $200 million was repaid on April 1, 2026. (B) Non-USD denominated debt converted to U.S. dollars at March 31, 2026. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 7 FINANCIAL INFORMATION (As of March 31, 2026) ($ amounts in thousands) DEBT MATURITIES Year Senior Notes Term Loans/Revolver Total Debt % of Total 2026 $ 577,650 $ 665,577 (A) $ 1,243,227 12.7% 2027 1,400,000 200,000 1,600,000 16.4% 2028 793,620—793,620 8.1% 2029 900,000—900,000 9.2% 2030 462,945—462,945 4.7% 2031 1,300,000— 1,300,000 13.3% 2032 2,655,300— 2,655,300 27.1% 2033 — —2034— 835,126 835,126 8.5% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT BY LOCAL CURRENCY Senior Notes Term Loans/Revolver Total Debt % of Total United States dollars $ 5,100,000 $ 685,000 $ 5,785,000 59.1% British pound sterling 1,256,565 835,126 2,091,691 21.4% Euros 1,732,950 115,530 1,848,480 18.9% Swiss francs— 65,047 65,047 0.6% Totals $ 8,089,515 $ 1,700,703 $ 9,790,218 100.0% DEBT METRICS (B) For the Three Months Ended March 31, 2026 Adjusted Net Debt to Annualized EBITDA re Ratios: Adjusted Net Debt $ 8,693,633 Adjusted Annualized EBITDAre $ 934,688 Adjusted Net Debt to Adjusted Annualized EBITDA re Ratio 9.3x Adjusted Net Debt $ 8,693,633 Transaction Adjusted Annualized EBITDAre $ 932,660 Adjusted Net Debt to Transaction Adjusted Annualized EBITDA re Ratio 9.3x Leverage Ratio: Unsecured Debt $ 5,434,215 Secured Debt 4,356,003 Total Debt $ 9,790,218 Total Gross Assets(C) $ 16,475,959 Financial Leverage 59.4% Interest Coverage Ratio: Interest Expense $ 133,330 Capitalized Interest 2,179 Debt Costs Amortization (6,983) Total Interest $ 128,526 Adjusted EBITDAre $ 233,672 Adjusted Interest Coverage Ratio 1.8x (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. (B) Not intended to reflect covenants per debt agreements. (C) Total Gross Assets equals total assets plus real estate accumulated depreciation and amortization. See appendix for reconciliation of Non-GAAP financial measures. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 8 PORTFOLIO INFORMATION LEASE AND LOAN MATURITY SCHEDULE (A) (As of March 31, 2026) ($ amounts in thousands) (B) (C) (D) Percentage of Total Years of Maturities Total Properties Base Rent/Interest Base Rent/Interest 2026 1 $ 234 0.0% 2027 1 3,782 0.3% 2028 5 7,981 0.7% 2029 4 16,422 1.5% 2030 10 7,301 0.7% 2031 4 4,925 0.4% 2032 21 62,251 5.6% 2033 5 6,201 0.6% 2034 4 21,343 1.9% 2035 7 27,002 2.4% Thereafter 302 962,740 85.9% 364 # $ 1,120,182 100.0% Percentage of total base rent/interest 100% 90% 85.9% 80% 70% 60% 50% 40% 30% 20% 10% 5.6% 0.3% 0.7% 1.5% 0.7% 0.4% 0.6% 1.9% 2.4% 0.0% 0% (A) Schedule includes leases and mortgage loans and related terms as of March 31, 2026. (B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal or other options provided for in our agreements. (C) Reflects all properties, including those that are part of joint ventures, except vacant properties (less than 1% of total assets), facilities that are under development, and transitioning properties. (D) Represents base rent/interest income contractually owed per the lease/loan agreements on an annualized basis as of period end (including foreign currency exchange rates) but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues), or any reserves or write-offs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 9 PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY ASSET TYPE (March 31, 2026) ($ amounts in thousands) Total Percentage of    Q1 2026 Percentage of Asset Types Properties (A) Assets Total Assets Revenues Q1 2026 Revenues General Acute Care Hospitals 162 $ 8,673,783 58.8% $ 156,194 62.0% Behavioral Health Facilities 68 2,407,964 16.3% 55,575 22.0% Post Acute Care Facilities 128 1,668,629 11.3% 38,370 15.2% Freestanding ER/Urgent Care Facilities 20 101,423 0.7% 1,926 0.8% Other —1,910,878 12.9% — Total 378 $ 14,762,677 100.0% $ 252,065 100.0% TOTAL ASSETS BY ASSET TYPE TOTAL REVENUES BY ASSET TYPE 13% 1% 1% General Acute Care Hospitals 15% 11% Behavioral Health Facilities 59% Post Acute Care Facilities 22% 62% 16% Freestanding ER/Urgent Care Facilities Other DOMESTIC ASSETS BY ASSET TYPE DOMESTIC REVENUES BY ASSET TYPE 14% 1% 1% General Acute Care Hospitals Behavioral Health Facilities 22% 13% 60% Post Acute Care Facilities 60% 17% 12% Freestanding ER/Urgent Care Facilities Other Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 10 PORTFOLIO INFORMATION TOTAL ASSETS—LARGEST INDIVIDUAL FACILITY (March 31, 2026) Largest Individual    Operators Facility as a Percentage of Total Assets(A) Circle Health 1.3% Priory Group 0.9% Healthcare Systems of America 1.8% Swiss Medical Network 1.8% Lifepoint Behavioral Health 0.5% 46 operators 1.6% Largest Individual Facility Investment is Less Than 2% of MPT Investment Portfolio TOTAL ASSETS AND REVENUES BY OPERATOR (March 31, 2026) ($ amounts in thousands) COMPREHENSIVE PROPERTY-LEVEL UNDERWRITING FRAMEWORK MPT invests in real estate, not the consolidated financial performance of its tenants. Each facility is underwritten for characteristics that make the infrastructure attractive to any experienced, competent operator—not just the current tenant. If we have underwritten these correctly, then coupled with our absolute net master lease structure, our real estate will be attractive to a replacement operator, should we find it necesssary to transition. Such underwriting characteristics include: Physical Quality Financial Demographics Competition and Market Total Percentage of    Q1 2026 Percentage of Operators Properties (A) Assets Total Assets Revenues Q1 2026 Revenues Circle Health 36 $ 2,069,009 14.0% $ 54,961 21.8% Priory Group 37 1,273,725 8.6% 27,496 10.9% Healthcare Systems of America 8 1,209,459 8.2% 17,406 6.9% Swiss Medical Network 19 868,978 5.9% 991 0.4% Lifepoint Behavioral Health 19 806,344 5.5% 21,346 8.5% MEDIAN 82 687,771 4.6% 9,022 3.6% Ernest Health 28 615,836 4.2% 19,231 7.6% NOR Healthcare Systems 6 528,525 3.6% — -Lifepoint Health 8 453,236 3.1% 15,434 6.1% Ramsay Health Care 8 395,899 2.7% 6,797 2.7% 41 operators 127 3,943,017 26.7% 79,381 31.5% Other    — 1,910,878 12.9% — —Total 378 $ 14,762,677 100.0% $ 252,065 100.0% (A) Reflects total assets on our consolidated balance sheets. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 11 PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY U.S. STATE AND COUNTRY (March 31, 2026) ($ amounts in thousands) Total Percentage of    Q1 2026 Percentage of U.S. States and Other Countries Properties (A) Assets Total Assets Revenues Q1 2026 Revenues Texas 43 $ 1,403,311 9.5% $ 27,015 10.7% California 17 1,024,998 7.0% 15,324 6.1% Florida 6 832,712 5.6% 11,308 4.5% Arizona 8 329,471 2.2% 9,496 3.8% Ohio 9 317,842 2.2% 6,507 2.6% 25 Other States 71 2,422,158 16.4% 65,211 25.8% Other—1,046,367 7.1% — United States 154 $ 7,376,859 50.0% $ 134,861 53.5% United Kingdom 92 $ 4,084,982 27.7% $ 96,396 38.2% Switzerland 19 868,978 5.9% 991 0.4% Germany 86 761,421 5.1% 11,265 4.5% Spain 9 306,718 2.1% 3,291 1.3% Other Countries 18 499,208 3.4% 5,261 2.1% Other —864,511 5.8% — International 224 $ 7,385,818 50.0% $ 117,204 46.5% Total 378 $ 14,762,677 100.0% $ 252,065 100.0% Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. TOTAL ASSETS BY COUNTRY TOTAL REVENUES BY COUNTRY 6% 1% 2% 3% 1% 2% United States 4% 5% United Kingdom 6% Switzerland 50% Germany 38% 54% Spain 28% Other Countries Other ASSETS BY U.S. STATE REVENUES BY U.S. STATE Texas 7% 10% California 11% Florida Arizona 26% 7% 6% 16% Ohio 25 Other States 4% 2% 2% 6% Other 4% 3% MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 12 PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM(A)(B) RENT COVERAGE YoY and SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE EBITDARM Rent Coverage 3.50x 3.0x 3.00x 3.0x 2.9x 2.6x 2.50x 2.5x 2.5x 2.4x 2.2x 2.0x 2.00x 1.9x 1.7x 1.5x 1.50x 1.00x 0.50x 0.00x General Acute Care Hospitals Post Acute Care Facilities (C) Behavioral Health Total Portfolio Facilities (D) Q4 2024 TTM Q3 2025 TTM Q4 2025 TTM % of Total Assets(E) 58.8% 11.3% 16.3% 86.4% Notes: All data presented is on a trailing twelve month (“TTM”) basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and December 31, 2025. (A) EBITDARM is facility-level earnings before interest, taxes, depreciation, amortization, rent and management fees. EBITDARM includes normal GAAP expensed maintenance and repair costs. EBITDARM does not give effect for capitalized expenditures that extend the life or improve the facility and equipment to increase revenues at the facility. The majority of these types of capital expenditures are financed and do not have an immediate cash impact. MPT’s rent has priority and is not subordinate to capitalized expenses. In addition, EBITDARM does not represent property net income or cash flows from operations and should not be considered an alternative to those indicators. EBITDARM figures utilized in calculating coverages presented are based on financial information provided by MPT’s tenants. Where MPT owns assets through unconsolidated joint ventures, MPT’s proportionate share of EBITDARM and Rent is included. MPT has not independently verified this information, but has no reason to believe this information is inaccurate in any material respect. TTM Coverages are calculated based on actual, unadjusted EBITDARM results as presented in tenant financial reporting and cash rent paid to MPT, except as noted below.—EBITDARM figures for California hospitals include amounts expected to be received under the Hospital Quality Assurance Fee (“HQAF”) Program 8. The HQAF amounts are based on the current payment model from the California Hospital Association which was approved by CMS on December 19, 2023. (B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include operators whose data is not required, available, or re-tenanted during 2024-2025. (C) Post Acute Care Facilities property type includes both Inpatient Rehabilitation Hospitals and Long Term Acute Care Hospitals. (D) We have revised our allocated central costs for Priory Group to better reflect retrospective, recent, and future facility-level actual performance. On a retrospective basis, these changes reduce trailing twelve-month coverage by 40 bps for Priory Group and 20 bps for the Behavioral Health property type, with no impact on the consolidated portfolio. (E) Reflects percentage of total assets on March 31, 2026 balance sheet. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 13 PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM RENT COVERAGE EBITDARM RENT COVERAGE: OPERATORS WITH PROPERTY-LEVEL REPORTING Net Investment (B) Tenant (A) Primary Property Type TTM EBITDARM Rent Coverage (in thousands) Priory Group $ 1,227,881 Behavioral 1.6x MEDIAN 659,360 Post Acute 2.3x Ernest Health 615,836 Post Acute 2.5x Swiss Medical Network 595,630 General Acute 1.9x Aspris Children’s Services 242,414 Behavioral 2.1x Surgery Partners 223,470 General Acute 5.8x Pipeline Health System 194,900 General Acute 2.8x Vibra Healthcare 152,198 Post Acute 3.0x Prime Healthcare 155,807 General Acute 2.4x IMED Hospitales 131,279 General Acute 1.9x Other Reporting Tenants 573,928 Various 2.9x Total $ 4,772,703 2.5x Net Investment Tenant (A) Primary Property Type TTM EBITDARM Rent Coverage (in thousands) International Operator 1 $ 2,023,378 General Acute 2.6x Domestic Operator 1 453,236 General Acute 2.0x Domestic Operator 2 259,010 General Acute 2.6x Domestic Operator 3 806,344 Behavioral 1.2x Domestic Operator 4 78,944 General Acute 9.4x Total $ 3,620,912 2.5x PROPERTY-LEVEL REPORTING NOT REQUIRED AND/OR NOT AVAILABLE Net Investment Tenant (A) Primary Property Type (in thousands) Healthcare Systems of America $ 1,115,328 General Acute NOR Healthcare Systems 505,181 General Acute Ramsay Health Care 395,899 General Acute Pihlajalinna 215,630 General Acute CommonSpirit Health 169,269 General Acute Quorum Health 117,660 General Acute HonorHealth 131,129 General Acute Saint Luke’s—Kansas City 117,973 General Acute NHS 85,482 General Acute Select Medical 52,664 Post Acute Insight Health 48,925 General Acute NeuroPsychiatric Hospitals 25,563 Behavioral Community Health Systems 23,987 General Acute Tenor Health 19,215 General Acute AHRK Holdings    7,537 General Acute Total $ 3,031,442 Comments U.S. hospital operator with eight community hospitals across three states U.S. hospital operator with six general acute hospitals in California One of the largest healthcare operators in the world; Parent guaranty; Investment grade-rated One of Finland’s leading providers of social and health services One of the largest nonprofit healthcare operators in the U.S.; Investment grade-rated U.S. hospital operator with eleven community hospitals across nine states One of Arizona’s largest nonprofit healthcare systems; Investment grade-rated U.S. hospital operator with investment grade-rating and largest nonprofit healthcare organization in Missouri Single-payor government entity in UK Publicly-traded and one of the largest post acute operators in the U.S. U.S. hospital operator with eight medical centers across four states U.S. hospital operator with nine behavioral health hospitals; Parent guaranty Publicly-traded U.S. hospital operator U.S. hospital operator focused on turnaround opportunities U.S. hospital operator with two community hospitals in Texas Above data represents approximately 91% of MPT Total Real Estate Investment Notes: All data presented is on a trailing twelve month (“TTM”) basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and December 31, 2025. (A) Investment figures exclude equity investments, non-real estate loans, freestanding ER/urgent care facilities, and facilities under development. (B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include operators whose data is not required, available, or re-tenanted during 2024-2025. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 14 PORTFOLIO INFORMATION SUMMARY OF ACTIVE DEVELOPMENTS AND CAPITAL ADDITION PROJECTS AS OF March 31, 2026(A) (Amounts in thousands) Costs Incurred as of    Estimated Construction Operator Location Commitment Cost Remaining March 31, 2026 Completion Date IMED Spain $ 42,780 $ 42,594 $    186 2Q26 IMED Spain 65,952    49,820    16,132 4Q26 Healthcare Systems of America Florida 43,500    4,421    39,079 2Q27 NOR Healthcare Systems California 24,333 289    24,044 3Q27 Other Various 554 210 344 2Q26 $ 177,119 $ 97,334 $ 79,785 (A) In addition to the above projects, the costs of which will be included in lease bases upon which the lessees will pay rent, we are constructing two hospitals for which there is no presently-identified lessee; these projects were both originally planned to be operated by a former tenant. We have completed construction to the stage where the building is “weathered in” and environmentally secure so as to physically protect our investment while we actively market the hospitals for sale or lease. As of March 31, 2026, we estimate that the cost of additional construction that we believe will be more efficient if completed in the near term (such as electing to accelerate completion of a parking structure at one hospital), approximates between $5 million and $10 million. If we agree to lease terms for any prospective tenant, we expect such terms will include construction specifications of such prospective lessee, and we may elect to fund such completion for addition to the final lease base upon which we would be paid rent. Alternatively, we may elect to sell one or both of the facilities, in which case we would not expect to incur material additional costs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 15 FINANCIAL STATEMENTS CONSOLIDATED STATEMENTS OF INCOME (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended March 31, 2026 March 31, 2025 REVENUES Rent billed $ 197,520 $ 165,190 Straight-line rent 34,196 40,127 Income from financing leases 10,064 9,905 Interest and other income 10,285 8,577 Total revenues 252,065 223,799 EXPENSES Interest 133,330 115,801 Real estate depreciation and amortization 69,717 64,572 Property-related(A) 9,940 7,035 General and administrative 32,205 41,911 Total expenses 245,192 229,319 OTHER (EXPENSE) INCOME (Loss) gain on sale of real estate (790) 8,059 Real estate and other impairment charges, net (19,032) (76,102) Earnings from equity interests 15,739 13,986 Debt refinancing and unutilized financing costs    —(3,796) Other (including fair value adjustments on securities) (2,505) (45,206) Total other expense (6,588) (103,059) Income (loss) before income tax 285 (108,579) Income tax benefit (expense) 32,822 (9,437) Net income (loss) 33,107 (118,016) Net income attributable to non-controlling interests (280) (259) Net income (loss) attributable to MPT common stockholders $ 32,827 $ (118,275) EARNINGS PER COMMON SHARE—BASIC AND DILUTED Net income (loss) attributable to MPT common stockholders $ 0.05 $ (0 .20) WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC 597,715 600,594 WEIGHTED AVERAGE SHARES OUTSTANDING—DILUTED 597,715 600,594 $ — DIVIDENDS DECLARED PER COMMON SHARE $ 0.09 $ 0.08 (A) Includes $1.9 million and $1.9 million of ground lease and other expenses (such as property taxes and insurance) paid directly by us and reimbursed by our tenants for the three months ended March 31, 2026 and 2025, respectively. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 16 FINANCIAL STATEMENTS CONSOLIDATED BALANCE SHEETS (Amounts in thousands, except per share data) March 31, 2026 December 31, 2025 (Unaudited) (A) ASSETS Real estate assets Land, buildings and improvements, intangible lease assets, and other $ 12,109,743 $ 12,205,687 Investment in financing leases 381,589 421,684 Mortgage loans 124,479 123,651 Gross investment in real estate assets 12,615,811 12,751,022 Accumulated depreciation and amortization (1,713,282) (1,663,056) Net investment in real estate assets 10,902,529 11,087,966 Cash and cash equivalents 425,001 540,859 Interest and rent receivables 17,981 19,210 Straight-line rent receivables 904,075 881,452 Investments in unconsolidated real estate joint ventures 1,390,385 1,399,777 Investments in unconsolidated operating entities 320,928 322,179 Other loans 237,957 186,292 Other assets 563,821 564,040 Total Assets $ 14,762,677 $ 15,001,775 LIABILITIES AND EQUITY Liabilities Debt, net $ 9,662,659 $ 9,697,835 Accounts payable and accrued expenses 433,165 549,105 Deferred revenue 18,580 19,289 Obligations to tenants and other lease liabilities 102,514 128,297 Total Liabilities 10,216,918 10,394,526 Equity Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding —Common stock, $0.001 par value. Authorized 750,000 shares; issued and outstanding —597,715 shares at March 31, 2026 and 597,008 shares at December 31, 2025 598 597 Additional paid-in capital 8,577,846 8,573,396 Retained deficit (4,157,439) (4,136,011) Accumulated other comprehensive income 123,700 168,213 Total Medical Properties Trust, Inc. stockholders’ equity 4,544,705 4,606,195 Non-controlling interests 1,054 1,054 Total Equity 4,545,759 4,607,249 Total Liabilities and Equity $ 14,762,677 $ 15,001,775 (A) Financials have been derived from the prior year audited financial statements. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 17 FINANCIAL STATEMENTS INVESTMENTS IN UNCONSOLIDATED REAL ESTATE JOINT VENTURES (As of and for the three months ended March 31, 2026) (Unaudited) ($ amounts in thousands) Swiss Medical Policlinico di HM MPT Pro Rata MEDIAN(B) (C) CommonSpirit(D) (E) (F) Total Network Monza Hospitales Share Gross real estate $    2,060,746 $    1,874,016 $    1,479,521 $    193,649 $ 391,148 $    5,999,080 $    2,988,643 Cash 25,792 1,170 3,667 17,733 1,664 50,026 24,251 Accumulated depreciation and amortization (363,739) (248,067)— (44,851) (53,331) (709,988) (402,337) Other assets 123,213 93,000 8,567 4,268 11,284 240,332 136,213 Total Assets $    1,846,012 $    1,720,119 $    1,491,755 $    170,799 $    350,765 $    5,579,450 $    2,746,770 Debt (third party) $ 778,705 $ 706,175 $ 770,000 $ —$ 150,066 $    2,404,946 $    1,145,220 Other liabilities 119,067 144,795 46,029 (207) 85,815 395,499 211,165 (A) Equity and shareholder loans 948,240 869,149 675,726 171,006 114,884 2,779,005    1,390,385 Total Liabilities and Equity $    1,846,012 $    1,720,119 $    1,491,755 $    170,799 $    350,765 $    5,579,450 $    2,746,770 MPT share of real estate joint venture 50% 70% 25% 50% 45% Total $    474,120 $    609,795 $    169,269 $ 85,503 $ 51,698 $    1,390,385 Swiss Medical Policlinico di HM MPT Pro Rata MEDIAN(B) (C) CommonSpirit(D) (E) (F) Total Network Monza Hospitales Share Total revenues $ 36,697 $ 24,341 $ 24,865 $ 3,904 $ 4,912 $ 94,719 $ 45,818 Other expenses (income): Property-related $ 947 $ 1,570 $ 5 $ 1,117 $ 649 $ 4,288 $ 2,427 Interest 20,988 3,623 13,056— 583 38,250 16,569 Real estate depreciation and amortization 12,304 10,616— 1,138 2,243 26,301 15,178 General and administrative 722 508— (23) 20 1,227 715 Fair value adjustments — (28,587) — (28,587) (7,161) Loss on sale of real estate — 1,747 —— 1,747 1,226 Income and other taxes 1,668 126 — 361 2,155 1,085 Non-controlling interest expense — 69 — 69 17 Total other expenses (income) $ 36,629 $ 18,190 $    (15,457) $ 2,232 $ 3,856 $ 45,450 $ 30,056 Net income $ 68 $ 6,151 $ 40,322 $ 1,672 $ 1,056 $ 49,269 $ 15,762 MPT share of real estate joint venture 50% 70% 25% 50% 45% (G) Earnings from equity interests $ 34 $ 4,316 $ 10,101 $ 836 $ 475 $ 15,762 (A) Includes a €309 million loan from both shareholders. (B) MPT managed joint venture of 71-owned German facilities that are fully leased. (C) Represents ownership in Infracore, which owns and leases 18 Switzerland facilities. We also have one Infracore facility currently under development. (D) Represents ownership in five Utah facilities that are fully leased. The joint venture elected to apply specialized accounting and reporting for investment companies under Topic 946, which measures    the underlying investments at fair value. For this quarter, our share of the joint venture’s favorable fair value adjustment was $7.2 million, primarily related to real estate. (E) Represents ownership in eight Italian facilities that are fully leased. (F) Represents ownership in two Spanish facilities that are fully leased. (G) Excludes $23,000 of amortization of equity investment costs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 18 FINANCIAL STATEMENTS INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES (Amounts in thousands) OPERATING ENTITY INVESTMENT FRAMEWORK MPT’s hospital expertise and comprehensive underwriting process allows for opportunistic investments in hospital operations. • Passive investments typically needed in order to acquire the larger real estate transactions. • Cash payments go to previous owner and not to the tenant, with limited exceptions. • Operators are vetted as part of our overall underwriting process. • Potential for outsized returns and organic growth. • Certain of these investments entitle us to customary minority rights and protections. • Typically, no additional operating loss exposure beyond our investment. • Proven track record of successful investments, including Ernest Health, Capella Healthcare and Springstone. Investment Ownership Operator as of Structure Interest March 31, 2026 Includes our passive equity ownership interest, along with a CHF 37 million loan as part of a syndicated Swiss Medical Network $ 195,838 8.9% loan facility. Includes our passive equity ownership interest in Aevis, a public healthcare investment company. Our Aevis 63,346 4.6% original investment of CHF 47 million is marked-to-market quarterly. In order to close the 2021 acquisition of 35 facilities, we made an investment in Priory, proceeds of which Priory Group 45,844 9.2% were paid to the former owner. Includes our passive equity ownership interest in Aspris, a spin-off of Priory’s education and children’s Aspris 15,900 9.2% services line of business. Total $ 320,928 INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES AS A PERCENTAGE OF TOTAL ASSETS 7% 2% 93% Unconsolidated Operating Entities 98% All Other Assets MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 19 APPENDIX—NON-GAAP RECONCILIATIONS ADJUSTED NET DEBT/ANNUALIZED EBITDAre (Unaudited) (Amounts in thousands) For the Three Months Ended March 31, 2026 ADJUSTED EBITDA re RECONCILIATION Net income $    33,107 Add back: Interest 133,330 Income tax (32,822) Depreciation and amortization 73,348 Loss on sale of real estate 790 Real estate impairment charges 9,037 Adjustment to reflect MPT’s share of unlevered EBITDAre from unconsolidated real estate joint ventures(A) 9,776 1Q 2026 EBITDAre $    226,566 Share-based compensation 573 Other impairment charges, net 10,469 Litigation, bankruptcy and other costs 1,632 Non-cash fair value adjustments (5,568) Annualized 1Q 2026 Adjusted EBITDAre $    233,672 $ 934,688 Adjustments for mid-quarter investment activity(B) (507) 1Q 2026 Transaction Adjusted EBITDAre $    233,165 $ 932,660 ADJUSTED NET DEBT RECONCILIATION Total debt at March 31, 2026 Less: Cash at March 31, 2026 Less: Cash funded for development and capital addition projects at March 31, 2026(C) Adjusted Net Debt $ 9,662,659 (425,001) (544,025) $ 8,693,633 Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDAre as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDAre are held constant. In our calculation, we start with EBITDAre, as defined by Nareit, which is net income before interest expense, income tax expense, depreciation and amortization, losses/gains on disposition of depreciated property, impairment losses, and adjustments to reflect our share of EBITDAre from unconsolidated real estate joint ventures. We then adjust EBITDAre for non-cash share-based compensation, non-cash fair value adjustments and other items that would make comparison of our operating results with prior periods and other companies more meaningful, to derive Adjusted EBITDAre. We adjust net debt for cash funded for building improvements in progress and construction in progress for which we are not yet receiving rent (but will generate a return once completed) to derive Adjusted Net Debt. We adjust Adjusted EBITDAre for the effects from investments and capital transactions that were completed during the period, assuming such transactions were consummated/fully funded as of the beginning of the period to derive Transaction Adjusted EBITDAre. Although non-GAAP measures, we believe Adjusted Net Debt, Adjusted EBITDAre, and Transaction Adjusted EBITDAre are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period. (A) Includes only the unlevered portion of our share of EBITDAre from unconsolidated real estate joint ventures, as we have excluded any net debt from our unconsolidated real estate joint ventures in the Adjusted Net Debt line. We believe this adjustment is needed to appropriately reflect the relationship between EBITDA re and net debt. (B) Reflects a full quarter impact from our mid-quarter investments, disposals, and loan payoffs. (C) Reflects development and capital improvement projects that are in process and not yet generating a cash return. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2026 20 10500 Liberty Parkway Birmingham, AL 35242 (205) 969-3755 NYSE: MPT MPT.com Charles Lambert Senior Vice President of Finance and Treasurer (205) 397-8897 or clambert@mpt.com